UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00173

DODGE & COX FUNDS

(Exact name of registrant as specified in charter)

555 California Street, 40th Floor

San Francisco, CA 94104

(Address of principal executive offices) (Zip code)

Roberta R.W. Kameda, Esq.

555 California Street, 40th Floor

San Francisco, CA 94104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-981-1710

Date of fiscal year end: DECEMBER 31, 2018

Date of reporting period: JUNE 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following are the June 30, 2018 semi-annual reports for the Dodge & Cox Funds, a Delaware statutory trust, consisting of six series: Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund, Dodge & Cox Income Fund, and Dodge & Cox Global Bond Fund. The reports of each series were transmitted to their respective shareholders on August 16, 2018.

DODGE & COX FUNDS®

2018

Semi-Annual Report

June 30, 2018

Stock Fund

ESTABLISHED 1965

TICKER:  DODGX

6/18 SF SAR       Printed on recycled paper

TO OUR SHAREHOLDERS

The Dodge & Cox Stock Fund had a total return of 1.0% for the six months ended June 30, 2018, compared to a return of 2.6% for the S&P 500 Index.

MARKET COMMENTARY

During the first half of 2018, U.S. growth stocks (the higher valuation portion of the equity market) outperformed value stocks (the lower valuation portion) by nine percentage points,(a) continuing a long-term trend. Since the end of 2014, growth has bested value by 32 percentage points;(b) growth-oriented companies in sectors and industries associated with technology—most notably the “FAANG” stocks (Facebook, Amazon, Apple, Netflix, Google)—have led markets.

Dodge & Cox’s approach is value oriented, and the Fund has performed well compared to the U.S. value investment universe—outperforming the Russell 1000 Value Index by 12 percentage points over the past three and a half years. However, the broad-based S&P 500, which was boosted by growth stocks, outperformed the Fund by four percentage points over this same period.(c)

INVESTMENT STRATEGY

We understand that there are periods when value is trumped by growth. However, we believe the current divergence may narrow. In the United States, the valuation differential between growth and value stocks is wider than usual, with growth stocks trading at historically large premiums. Returns of value-focused strategies have been influenced by valuation spreads, and we believe current conditions are favorable for value stocks to rebound. While investors may not immediately recognize the intrinsic value of companies in relation to sales, cash flows, earnings, or book value, market prices over time tend to be driven by long-term fundamentals.

In the first six months of 2018, we made gradual portfolio adjustments in response to diverging valuations. For example, we sold selected technology and retail holdings that had performed strongly, such as Walmart.(d) In recent years, Walmart—the largest retailer in the world—has faced additional competition from large online retailers, such as Amazon. In 2015, Walmart announced a transformation plan that focused on increasing investment in labor, technology, and sales growth; the company successfully executed on these initiatives and improved its same store sales. In addition, Walmart restructured and expanded its ecommerce division by entering into a partnership with JD.com (China’s largest retailer), purchasing Jet.com, and naming Jet founder Marc Lore as head of Walmart’s ecommerce. Under Lore’s leadership, U.S. online sales growth year over year increased from 29% at the end of fiscal 2016 to at least 50% in each of the first three quarters of fiscal 2017.

On the heels of these positive developments, Walmart’s share price performed strongly, and we sold the position in early 2018. We continue to find selected opportunities in industries such as Media and Banks.

Media

Within Consumer Discretionary, Media is an important overweight position: 11%(e) of the Fund compared to 2% of the S&P 500 on June 30. The media landscape is evolving due to new direct-to-consumer entrants, changes in consumer viewing and listening habits, shifting revenue streams, and industry consolidation. Uncertainty surrounding pending merger and acquisition (M&A) transactions and potential regulatory incursions (e.g., unbundling, forced wholesale access, price regulation on broadband) pose risks to the Fund’s media investments. Nevertheless, we recently added to Comcast, Time Warner (before it was acquired by AT&T), and Charter Communications after weighing each company’s long-term fundamentals against its attractive valuation.

Comcast

Comcast—the largest U.S. cable provider—has been held in the Fund since 2002; over the years, we have actively added to and trimmed from the position based on relative valuation. In the first half of 2018, Comcast’s share price declined 17% amid concerns about its $31 billion cash offer to acquire UK-based pay-television company Sky PLC and its $65 billion all-cash bid for a majority of Twenty-First Century Fox’s assets.

Given these developments, our equity and fixed income teams worked together to evaluate Comcast’s risk/return profiles for a range of potential M&A outcomes. We spoke with company management about their overall M&A strategy and reconfirmed our longstanding view that they are skilled at allocating capital to create shareholder value. We believe the Sky acquisition is strategically sound because it would expand Comcast’s international presence and provide greater scale to amortize content costs. In July, Comcast dropped its bid for Fox and continued its pursuit of Sky.

In our opinion, the market has overly penalized Comcast’s share price as a result of concerns about bidding wars and subscriber growth. Trading at a multi-decade low valuation versus the S&P 500, Comcast was our largest addition in the Media industry during the first six months of 2018. The company has a de-facto local monopoly on broadband internet services in many parts of the United States and, despite talk of “cord cutting,” has the potential to grow through increased broadband penetration and pricing power in residential and business services. We believe NBC Universal (owned by Comcast) can increase its operating profit through affiliate fee increases at NBC and continued investment in its theme parks. In addition, owner-operator Brian Roberts has created significant shareholder value and leads a strong management team. Comcast, the Fund’s second-largest holding, was a 3.8% position on June 30.

Wells Fargo

During the first half of 2018, we opportunistically added to Wells Fargo (down 7%), which was weak among bank stocks and detracted from performance. In February, Wells Fargo entered into a consent agreement with the Federal Reserve (Fed) that, among

PAGE 2 ▪ DODGE & COX STOCK FUND

other things, placed restrictions on the bank’s asset growth (capped at $1.952 trillion). This regulatory agreement stemmed from Wells Fargo’s previously disclosed improper sales practices.

Since 2016, Wells Fargo has made substantial progress improving its governance, compliance controls, and operational risk management. Notably, the leadership and composition of the company’s board has improved, including the election of six new independent directors in 2017. Management has affirmed its commitment to have third parties conduct an initial risk management review by the end of 2018. The company has settled with regulators regarding its auto insurance and mortgage sales practices and has also resolved class-action lawsuits with shareholders and consumers. Furthermore, Wells Fargo passed the Fed’s annual industry stress test in June and received approval to use $32.9 billion for dividends and share buybacks over the next 12 months, representing a significant return of capital to shareholders.

After a comprehensive review, we believe Wells Fargo’s superior franchise, deep management team, track record of generating higher returns than other banks, and attractive valuation at 1.5 times book value make it a compelling long-term investment opportunity. On June 30, Wells Fargo was the Fund’s largest holding (a 3.9% position).

IN CLOSING

Despite concerns about tariffs and trade wars, we remain optimistic about the long-term outlook for the U.S. economy and the portfolio, which trades at a discount to the overall market (13.9 times forward earnings compared to 17.1 times for the S&P 500).

As a result of individual security selection, the Fund remains tilted toward more economically sensitive companies: as of June 30, Financials comprised 26% of the portfolio, Information Technology accounted for 16%, Consumer Discretionary was 15%, and Energy represented 9%. We believe the Fund is well positioned based on our view that longer-term global economic growth will be better than many investors expect, interest rates will continue to rise, and the outlook for corporate earnings remains attractive.

Patience, persistence, and a long-term investment horizon are essential to our investment approach. We encourage our shareholders to take a similar view. Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

August 1, 2018

(a)	The Russell 1000 Growth Index had a total return of 7.3% compared to –1.7% for the Russell 1000 Value Index during the first six months of 2018.
(b)	The Russell 1000 Growth Index had a total return of 58.0% compared to 26.1% for the Russell 1000 Value Index from December 31, 2014 through June 30, 2018.
(c)	The Dodge & Cox Stock Fund had a total return of 38.4% compared to 26.1% for the Russell 1000 Value Index and 42.0% for the S&P 500 from December 31, 2014 through June 30, 2018.
(d)	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.
(e)	Unless otherwise specified, all weightings and characteristics are as of June 30, 2018.

DODGE & COX STOCK FUND ▪ PAGE 3

YEAR-TO-DATE PERFORMANCE REVIEW

The Fund underperformed the S&P 500 by 1.7 percentage points year to date.

Key Detractors from Relative Results

▪

Similar to full-year 2017, the strong performance of several large internet and technology stocks not held by the Fund (including Amazon, Apple, Facebook, and Netflix) negatively impacted relative results. This was significant in both the Information Technology and Consumer Discretionary sectors.

▪	Within Information Technology (holdings up 6% compared to up 11% for the S&P 500 sector), Micro Focus International (down 48%) was particularly weak.
▪

Within Consumer Discretionary (holdings up 2% compared to up 12% for the S&P 500 sector), media holdings DISH Network (down 30%), Comcast (down 17%), and Charter Communications (down 13%) performed poorly.

▪	The Fund’s average overweight position (28% versus 15% for the S&P 500 sector) in the Financials sector detracted. Goldman Sachs (down 13%) and MetLife (down 12%) were weak.
▪	Cigna (down 16%) and Johnson Controls International (down 11%) also lagged.

Key Contributors to Relative Results

▪

In the Consumer Staples sector, the Fund’s underweight position (average less than 1% versus 7% for the S&P 500 sector) helped results. The Fund’s lack of holdings in the Tobacco and Household Products industries, down 20% and 12% in the Index, respectively, was a meaningful positive.

▪

A higher average weighting (8% versus 6%) and strong returns from holdings in the Energy sector (up 16% compared to up 7% for the S&P 500 sector) aided performance. Anadarko Petroleum (up 38%), National Oilwell Varco (up 21%), and Apache (up 12%) were key contributors.

▪	Twenty-First Century Fox (up 45%) and GlaxoSmithKline (up 17%) also contributed.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 85 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The U.S. Equity Investment Committee, which is the decision-making body for the Stock Fund, is a nine-member committee with an average tenure at Dodge & Cox of 24 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 4 ▪ DODGE & COX STOCK FUND

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2018

	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Stock Fund	11.87%	12.81%	9.69%	9.16%
S&P 500 Index	14.37	13.42	10.17	6.46

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The S&P 500 Index is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market.

S&P 500® is a trademark of S&P Global Inc.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2018	Beginning Account Value 1/1/2018	Ending Account Value 6/30/2018	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,009.50	$2.61
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.20	2.63
*	Expenses are equal to the Fund’s annualized expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX STOCK FUND ▪ PAGE 5

FUND INFORMATION (unaudited)	June 30, 2018

GENERAL INFORMATION
Net Asset Value Per Share	$201.86
Total Net Assets (billions)	$70.5
Expense Ratio	0.52%
Portfolio Turnover Rate (1/1/18 to 6/30/18, unannualized)	8%
30-Day SEC Yield(a)	1.29%
Active Share(b)	80%
Number of Companies	65
Fund Inception	1965
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the U.S. Equity Investment Committee, whose nine members’ average tenure at Dodge & Cox is 24 years.

PORTFOLIO CHARACTERISTICS	Fund	S&P 500
Median Market Capitalization (billions)	$45	$21
Weighted Average Market Capitalization (billions)	$144	$217
Price-to-Earnings Ratio(c)	13.9x	17.1x
Foreign Securities not in the S&P 500(d)	11.0%	0.0%

TEN LARGEST HOLDINGS (%)(e)	Fund
Wells Fargo & Co.	3.9
Comcast Corp.	3.8
Twenty-First Century Fox, Inc.	3.6
Capital One Financial Corp.	3.5
Charles Schwab Corp.	3.4
Microsoft Corp.	3.3
Bank of America Corp.	3.2
Alphabet, Inc.	3.1
Charter Communications, Inc.	3.0
Anadarko Petroleum Corp.	2.9

ASSET ALLOCATION

SECTOR DIVERSIFICATION (%)	Fund	S&P 500
Financials	26.3	13.8
Health Care	22.6	14.1
Information Technology	16.4	26.0
Consumer Discretionary	14.6	12.9
Energy	9.2	6.3
Industrials	4.9	9.5
Telecommunication Services	2.8	2.0
Materials	1.0	2.6
Consumer Staples	0.2	7.0
Utilities	0.0	2.9
Real Estate	0.0	2.9

(a)	SEC Yield is an annualization of the Fund’s net investment income for the trailing 30-day period. Dividends paid by the Fund may be higher or lower than implied by the SEC Yield.
(b)

Active share is a measure of how much an investment portfolio differs from its benchmark index, based on a scale of 0% (complete overlap with the index) to 100% (no overlap). Overlap for each security in the Fund is the lower of either its percentage weight in the Fund or its percentage weight in the relevant index. The Stock Fund’s total overlap with the S&P 500 is the sum of each security’s calculated overlap.

(c)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates from third-party sources.
(d)	Foreign securities are U.S. dollar denominated.
(e)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(f)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.

PAGE 6 ▪ DODGE & COX STOCK FUND

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2018

COMMON STOCKS: 98.0%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 14.6%
AUTOMOBILES & COMPONENTS: 0.3%
Harley-Davidson, Inc.	5,581,047	$234,850,458

CONSUMER DURABLES & APPAREL: 0.5%
Mattel, Inc.(a)(b)	20,504,501	336,683,906

MEDIA: 11.1%
Charter Communications, Inc., Class A(a)	7,233,786	2,121,018,393
Comcast Corp., Class A	81,005,794	2,657,800,101
DISH Network Corp., Class A(a)	9,976,176	335,299,276
News Corp., Class A	7,528,790	116,696,245
Twenty-First Century Fox, Inc., Class A	42,510,126	2,112,328,161
Twenty-First Century Fox, Inc., Class B	9,300,600	458,240,562

		7,801,382,738
RETAILING: 2.7%
Booking Holdings, Inc.(a)	406,600	824,214,794
Qurate Retail, Inc., Series A(a)	22,509,076	477,642,593
Target Corp.	7,728,254	588,274,694

		1,890,132,081

		10,263,049,183
CONSUMER STAPLES: 0.2%
FOOD, BEVERAGE & TOBACCO: 0.2%
Molson Coors Brewing Company, Class B	1,843,925	125,460,657

ENERGY: 9.2%
Anadarko Petroleum Corp.(b)	27,357,621	2,003,945,738
Apache Corp.(b)	24,184,032	1,130,603,496
Baker Hughes, a GE Company	25,498,040	842,200,261
Concho Resources, Inc.(a)	2,550,500	352,861,675
National Oilwell Varco, Inc.(b)	19,498,800	846,247,920
Occidental Petroleum Corp.	3,044,726	254,782,672
Schlumberger, Ltd. (Curacao/United States)	13,905,645	932,095,385
Weatherford International PLC(a) (Ireland)	29,359,600	96,593,084

		6,459,330,231
FINANCIALS: 26.3%
BANKS: 10.3%
Bank of America Corp.	80,235,100	2,261,827,469
BB&T Corp.	11,315,944	570,776,215
JPMorgan Chase & Co.	16,329,700	1,701,554,740
Wells Fargo & Co.	49,727,141	2,756,872,697

		7,291,031,121
DIVERSIFIED FINANCIALS: 13.4%
American Express Co.	16,413,200	1,608,493,600
Bank of New York Mellon Corp.	27,262,624	1,470,273,312
Capital One Financial Corp.(b)	26,775,511	2,460,669,461
Charles Schwab Corp.	47,605,000	2,432,615,500
Goldman Sachs Group, Inc.	6,699,500	1,477,708,715

		9,449,760,588
INSURANCE: 2.6%
AEGON NV (Netherlands)	71,237,724	421,727,326
Brighthouse Financial, Inc.(a)	2,099,363	84,121,476
MetLife, Inc.	30,428,900	1,326,700,040

		1,832,548,842

		18,573,340,551
HEALTH CARE: 22.6%
HEALTH CARE EQUIPMENT & SERVICES: 7.6%
Cigna Corp.	6,191,117	1,052,180,334
Danaher Corp.	3,229,500	318,687,060
Express Scripts Holding Co.(a)	25,487,758	1,967,909,795
Medtronic PLC (Ireland)	11,373,400	973,676,774
UnitedHealth Group, Inc.	4,249,260	1,042,513,449

		5,354,967,412

	SHARES	VALUE
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 15.0%
Alnylam Pharmaceuticals, Inc.(a)	2,813,861	$277,137,170
AstraZeneca PLC ADR (United Kingdom)	34,646,973	1,216,455,222
Bristol-Myers Squibb Co.	19,848,739	1,098,429,216
Eli Lilly and Co.	16,568,419	1,413,783,193
Gilead Sciences, Inc.	10,745,612	761,219,154
GlaxoSmithKline PLC ADR (United Kingdom)	32,000,000	1,289,920,000
Merck & Co., Inc.	1,131,632	68,690,063
Novartis AG ADR (Switzerland)	21,730,200	1,641,499,308
Roche Holding AG ADR (Switzerland)	42,192,699	1,165,784,273
Sanofi ADR (France)	40,619,428	1,625,183,314

		10,558,100,913

		15,913,068,325
INDUSTRIALS: 4.9%
CAPITAL GOODS: 1.7%
Johnson Controls International PLC (Ireland)	36,754,251	1,229,429,696

TRANSPORTATION: 3.2%
FedEx Corp.	6,288,999	1,427,980,113
Union Pacific Corp.	5,837,300	827,028,664

		2,255,008,777

		3,484,438,473
INFORMATION TECHNOLOGY: 16.4%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 0.5%
Maxim Integrated Products, Inc.	5,795,475	339,962,564

SOFTWARE & SERVICES: 8.8%
Alphabet, Inc., Class A(a)	82,500	93,158,175
Alphabet, Inc., Class C(a)	1,886,153	2,104,286,594
Dell Technologies, Inc., Class V(a)	9,452,510	799,493,296
Micro Focus International PLC ADR (United Kingdom)	20,522,377	354,421,451
Microsoft Corp.	23,231,000	2,290,808,910
Synopsys, Inc.(a)	3,454,669	295,616,026
VMware, Inc.(a)	2,120,000	311,576,400

		6,249,360,852
TECHNOLOGY, HARDWARE & EQUIPMENT: 7.1%
Cisco Systems, Inc.	25,225,111	1,085,436,526
Hewlett Packard Enterprise Co.(b)	84,295,793	1,231,561,536
HP Inc.	51,646,578	1,171,860,855
Juniper Networks, Inc.(b)	24,633,165	675,441,384
TE Connectivity, Ltd. (Switzerland)	9,198,175	828,387,641

		4,992,687,942

		11,582,011,358
MATERIALS: 1.0%
Celanese Corp., Series A	6,266,298	695,935,056

TELECOMMUNICATION SERVICES: 2.8%
AT&T, Inc.	27,637,787	887,449,340
Sprint Corp.(a)	100,731,527	547,979,507
Zayo Group Holdings, Inc.(a)(b)	14,627,500	533,611,200

		1,969,040,047
TOTAL COMMON STOCKS (Cost $45,720,734,469)		$69,065,673,881

See accompanying Notes to Financial Statements	DODGE & COX STOCK FUND ▪ PAGE 7

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2018

SHORT-TERM INVESTMENTS: 2.1%

	PAR VALUE/ SHARES	VALUE
REPURCHASE AGREEMENT: 1.7%
Fixed Income Clearing Corporation(c) 1.20%, dated 6/29/18, due 7/2/18, maturity value $1,209,687,957	$1,209,567,000	$1,209,567,000

MONEY MARKET FUND: 0.4%
State Street Institutional U.S. Government Money Market Fund	282,279,936	282,279,936

TOTAL SHORT-TERM INVESTMENTS (Cost $1,491,846,936)		$1,491,846,936

TOTAL INVESTMENTS IN SECURITIES (Cost $47,212,581,405)	100.1%	$70,557,520,817
OTHER ASSETS LESS LIABILITIES	(0.1%)	(69,476,993)

NET ASSETS	100.0%	$70,488,043,824

(a)	Non-income producing
(b)	See Note 8 regarding holdings of 5% voting securities
(c)	Repurchase agreement is collateralized by U.S. Treasury Notes 2.375%-3.125%, 3/15/21-5/15/21. Total collateral value is $1,233,769,748.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed — the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt

FUTURES CONTRACTS
Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation (Depreciation)
E-mini S&P 500 Index—Long Position	9,058	9/21/18	$1,232,612,640	$(27,127,390)

PAGE 8 ▪ DODGE & COX STOCK FUND	See accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2018
ASSETS:
Investments in securities, at value
Unaffiliated issuers (cost $40,064,419,760)	$61,338,756,176
Affiliated issuers (cost $7,148,161,645)	9,218,764,641

70,557,520,817
Deposits with broker for futures contracts	50,724,818
Receivable for variation margin for futures contracts	6,819,678
Receivable for investments sold	116,132,320
Receivable for Fund shares sold	120,341,535
Dividends and interest receivable	77,771,551
Prepaid expenses and other assets	111,409

70,929,422,128

LIABILITIES:
Payable for investments purchased	71,897,404
Payable for Fund shares redeemed	339,901,315
Management fees payable	29,409,708
Accrued expenses	169,877

441,378,304

NET ASSETS	$70,488,043,824

NET ASSETS CONSIST OF:
Paid in capital	$43,906,895,374
Undistributed net investment income	7,094,335
Undistributed net realized gain	3,256,242,093
Net unrealized appreciation	23,317,812,022

$70,488,043,824

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	349,185,202
Net asset value per share	$201.86

STATEMENT OF OPERATIONS (unaudited)

Six Months Ended June 30, 2018
INVESTMENT INCOME:
Dividends (net of foreign taxes of $25,830,560)
Unaffiliated issuers	$653,099,857
Affiliated issuers	73,594,263
Interest	4,427,970

731,122,090

EXPENSES:
Management fees	177,423,841
Custody and fund accounting fees	432,085
Transfer agent fees	1,722,513
Professional services	107,761
Shareholder reports	732,863
Registration fees	262,993
Trustees’ fees	162,083
ADR depositary service fees	4,653,615
Miscellaneous	424,858

185,922,612

NET INVESTMENT INCOME	545,199,478

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain
Investments in securities of unaffiliated issuers	3,175,910,706
Investments in securities of affiliated issuers	100,554,131
Futures contracts	32,562,748
Net change in unrealized appreciation/depreciation
Investments in securities of unaffiliated issuers	(3,729,426,024)
Investments in securities of affiliated issuers	599,888,797
Futures contracts	(38,450,343)

Net realized and unrealized gain	141,040,015

NET CHANGE IN NET ASSETS FROM OPERATIONS	$686,239,493

STATEMENT OF CHANGES IN NET ASSETS (unaudited)

	Six Months Ended June 30, 2018	Year Ended December 31, 2017
OPERATIONS:
Net investment income	$545,199,478	$1,049,903,472
Net realized gain (loss)	3,309,027,585	3,567,659,704
Net change in unrealized appreciation/depreciation	(3,167,987,570)	6,614,504,649

	686,239,493	11,232,067,825

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(545,894,033)	(1,054,882,152)
Net realized gain	(720,505,797)	(3,605,758,265)

Total distributions	(1,266,399,830)	(4,660,640,417)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	4,103,049,775	8,669,060,752
Reinvestment of distributions	1,199,876,016	4,418,678,881
Cost of shares redeemed	(5,135,648,283)	(10,358,716,247)

Net change from Fund share transactions	167,277,508	2,729,023,386

Total change in net assets	(412,882,829)	9,300,450,794

NET ASSETS:
Beginning of period	70,900,926,653	61,600,475,859

End of period (including undistributed net investment income of $7,094,335 and $7,788,890, respectively)	$70,488,043,824	$70,900,926,653

SHARE INFORMATION:
Shares sold	19,943,961	44,674,938
Distributions reinvested	6,026,848	22,297,192
Shares redeemed	(25,001,976)	(53,003,282)

Net change in shares outstanding	968,833	13,968,848

See accompanying Notes to Financial Statements	DODGE & COX STOCK FUND ▪ PAGE 9

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on January 4, 1965, and seeks long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.

Portfolio holdings for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Exchange-traded derivatives are generally valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities. All securities held by the Fund are denominated in U.S. dollars.

If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Foreign taxes The Fund may be subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by

PAGE 10 ▪ DODGE & COX STOCK FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

European courts, the Fund has filed for additional reclaims related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts, if any, are reported in “dividends and interest receivable” in the Statement of Assets and Liabilities.

Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of futures contracts. Futures contracts are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund has maintained long S&P 500 futures contracts to provide equity exposure that approximates the Fund’s “net cash and other” position, which includes cash, short-term investments, receivables, and payables. During the six months ended June 30, 2018, these S&P 500 futures contracts had notional values up to 2% of net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2018:

Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks(b)	$69,065,673,881	$—
Short-term Investments
Repurchase Agreement	—	1,209,567,000
Money Market Fund	282,279,936	—

Total	$69,347,953,817	$1,209,567,000

Other Investments
Futures Contracts
Depreciation	$(27,127,390)	$—

(a)

There were no transfers between Level 1 and Level 2 during the six months ended June 30, 2018. There were no Level 3 securities at June 30, 2018 and December 31, 2017, and there were no transfers to Level 3 during the period.

(b)	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays a management fee monthly at an annual rate of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 0.75% of the average daily net assets for the year.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), certain dividends, and derivatives.

DODGE & COX STOCK FUND ▪ PAGE 11

NOTES TO FINANCIAL STATEMENTS (unaudited)

Distributions during the periods noted below were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
Ordinary income	$562,174,692		$1,232,159,263
	($1.617 per share	)	($3.636 per share	)
Long-term capital gain	$704,225,138		$3,428,481,154
	($2.033 per share	)	($10.173 per share	)

The components of distributable earnings on a tax basis are reported as of the Fund’s most recent year end. At December 31, 2017, the tax basis components of distributable earnings were as follows:

Undistributed ordinary income	$23,926,831
Undistributed long-term capital gain	703,938,909

At June 30, 2018, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes was as follows:

Tax cost	$47,226,487,609

Unrealized appreciation	24,873,177,532
Unrealized depreciation	(1,569,271,714)

Net unrealized appreciation	23,303,905,818

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the six months ended June 30, 2018, the Fund’s commitment fee amounted to $201,233 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2018, purchases and sales of securities, other than short-term securities, aggregated $5,829,833,197 and $6,825,864,822, respectively.

NOTE 7—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2018, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 12 ▪ DODGE & COX STOCK FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 8—HOLDINGS OF 5% VOTING SECURITIES

Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the six months ended June 30, 2018. Transactions during the period in these securities were as follows:

	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividend Income(a)	Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value at End of Period
COMMON STOCKS: 13.1%
CONSUMER DISCRETIONARY: 0.5%
Mattel, Inc.(b)	16,700,000	3,804,501	—	20,504,501	$—	$—	$30,529,122	$336,683,906

ENERGY: 5.6%
Anadarko Petroleum Corp.	27,357,621	—	—	27,357,621	13,678,811	—	536,482,948	2,003,945,738
Apache Corp.	18,700,694	5,483,338	—	24,184,032	10,721,182	—	143,441,646	1,130,603,496
National Oilwell Varco, Inc.	18,698,800	1,300,000	(500,000)	19,498,800	1,965,509	4,985,023	139,834,828	846,247,920

								3,980,797,154

FINANCIALS: 3.5%
Capital One Financial Corp.	26,795,511	150,000	(170,000)	26,775,511	21,368,409	3,576,505	(209,575,696)	2,460,669,461

INFORMATION TECHNOLOGY: 2.7%
Hewlett Packard Enterprise Co.	102,041,816	—	(17,746,023)	84,295,793	17,136,413	91,992,603	(13,695,115)	1,231,561,536
Juniper Networks, Inc.	22,833,165	1,800,000	—	24,633,165	8,723,939	—	(23,218,716)	675,441,384

								1,907,002,920

TELECOMMUNICATION SERVICES: 0.8%
Zayo Group Holdings, Inc.(b)	14,027,500	600,000	—	14,627,500	—	—	(3,910,220)	533,611,200

					$73,594,263	$100,554,131	$599,888,797	$9,218,764,641

(a)	Net of foreign taxes, if any
(b)	Non-income producing

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,
	2018		2017	2016	2015	2014	2013

Net asset value, beginning of period	$203.61		$184.30	$162.77	$180.94	$168.87	$121.90
Income from investment operations:
Net investment income	1.57		3.09	3.05	2.42	2.83	2.11
Net realized and unrealized gain (loss)	0.33		30.03	30.56	(10.55)	14.60	46.97

Total from investment operations	1.90		33.12	33.61	(8.13)	17.43	49.08

Distributions to shareholders from:
Net investment income	(1.57)		(3.11)	(3.03)	(2.46)	(2.80)	(2.11)
Net realized gain	(2.08)		(10.70)	(9.05)	(7.58)	(2.56)	—

Total distributions	(3.65)		(13.81)	(12.08)	(10.04)	(5.36)	(2.11)

Net asset value, end of period	$201.86		$203.61	$184.30	$162.77	$180.94	$168.87

Total return	0.95%		18.32%	21.27%	(4.47)%	10.43%	40.55%
Ratios/supplemental data:
Net assets, end of period (millions)	$70,488		$70,901	$61,600	$54,845	$60,260	$54,848
Ratio of expenses to average net assets	0.52	%(a)	0.52%	0.52%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	1.54	%(a)	1.58%	1.83%	1.36%	1.62%	1.45%
Portfolio turnover rate	8%		13%	16%	15%	17%	15%
(a)	Annualized

See accompanying Notes to Financial Statements

DODGE & COX STOCK FUND ▪ PAGE 13

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 800-SEC-0330. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

PAGE 14 ▪ DODGE & COX STOCK FUND

TRUSTEES AND EXECUTIVE OFFICERS

Charles F. Pohl, Chairman and Trustee

Chairman, Dodge & Cox

Dana M. Emery, President and Trustee

Chief Executive Officer and President, Dodge & Cox

Caroline M. Hoxby, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institution

Thomas A. Larsen, Independent Trustee

Former Senior Counsel, Arnold & Porter Kaye Scholer LLP

Ann Mather, Independent Trustee

Former Executive Vice President, Chief Financial Officer, and Company Secretary, Pixar Animation Studios

Robert B. Morris III, Independent Trustee

Former Partner and Managing director - Global Investment Research, Goldman Sachs; former Advisory Director, The Presidio Group

Gary Roughead, Independent Trustee

Robert and Marion Oster Distinguished Military Fellow, Hoover Institution; former U.S. Navy Chief of Naval Operations

Mark E. Smith, Independent Trustee

Former Executive Vice President and Managing Director-Fixed Income, Loomis Sayles & Company, L.P.

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; and former Under Secretary for International Affairs, United States Treasury

Diana S. Strandberg, Senior Vice President

Senior Vice President and Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President and Assistant Treasurer, Dodge & Cox

Katherine M. Primas, Chief Compliance Officer

Vice President and Chief Compliance Officer, Dodge & Cox

Roberta R.W. Kameda, Secretary

Vice President, General Counsel, and Secretary, Dodge & Cox

William W. Strickland, Vice President, Assistant Secretary, and Assistant Treasurer

Vice President and Chief Operating Officer, Dodge & Cox

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.

DODGE & COX STOCK FUND ▪ PAGE 15

Stock Fund

dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o DST Asset Manager Solutions, Inc.

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2018, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

DODGE & COX FUNDS®

2018

Semi-Annual Report

June 30, 2018

Global Stock Fund

ESTABLISHED 2008

TICKER:  DODWX

6/18 GSF SAR       Printed on recycled paper

TO OUR SHAREHOLDERS

The Dodge & Cox Global Stock Fund had a total return of –3.4% for the six months ended June 30, 2018, compared to a return of 0.4% for the MSCI World Index. As fellow shareholders, we are disappointed by the Fund’s recent performance.

WHY HAS THE FUND UNDERPERFORMED?

The Fund’s underperformance in the first half of 2018 is explained by a combination of industry positioning and poor stock selection. The Fund’s overweight positions and holdings in the Financials sector, Europe, and emerging markets detracted significantly from relative performance. These areas of the market were particularly weak as macroeconomic concerns dominated headlines. Heightened rhetoric about tariffs and trade wars, the rise of populism, higher oil prices, and a strengthening U.S. dollar weighed on the outlook for continued global economic growth.

Stock selection, particularly in companies that are in the midst of some form of business restructuring, further hindered performance. In the Media industry, weak performers included Liberty Global(a) (European cable) and U.S.-based Comcast, Charter Communications, and DISH Network. Magnit (Russian food retailer) and Micro Focus International (UK software) also did poorly and were affected by company-specific issues that disrupted improvement plans. However, we believe the challenges these companies face are fixable over our three- to five-year investment horizon and that their management teams are tackling the issues with a sense of urgency.

HOW ARE WE RESPONDING?

Since the Fund’s inception in 2008, there have been periods of short-term underperformance. During these intervals, we ask ourselves: Have the fundamentals changed? If so, how has our investment thesis changed? Are we being adequately compensated for the thesis to work over our investment time horizon, such that we should hold or even add to our position? Or should we sell our position because the risk/reward profile is no longer attractive?

We answer these questions by using a “clean sheet of paper” approach to determine whether the long-term fundamentals have changed in relation to valuation. We rigorously employ our bottom-up analysis to assess concerns facing a company and its industry. We evaluate growth prospects and competitive dynamics by meeting with the management of our holdings and their competitors. And we vigorously debate the relative opportunities and risks as part of our team decision-making process.

In some cases, we conclude the thesis has changed and decide to sell. For example, we sold Saipem, an engineering and construction company focused on oil and gas, during the second quarter. The company is heavily tied to offshore oilfield activity, and we think a rebound in that market has been pushed back and Saipem’s competitive position has weakened.

In other cases, we reaffirmed the merit of an investment and added to our position. For example, we added to Grupo Televisa, the dominant television content producer and pay-television operator in Mexico, earlier in the year. The shares had been weak due to concerns about lower ratings, changes to the company’s advertising pricing model, and slowing cable subscriber growth. We think those are short-term challenges that should not overshadow the substantive changes a new and improved management team is making to improve content programming and capital allocation. Grupo Televisa was subsequently a strong contributor to performance during the second quarter.

WHY ARE WE OPTIMISTIC?

The process of re-evaluating each of the Fund’s holdings has reinforced our positive outlook for the portfolio. We have many different potential drivers of long-term performance, including those in:

▪	Financials—valuations have fallen yet fundamentals have improved;
▪	Health Care—fundamentals are stable, while attractive dividend yields and share buybacks enable us to be patient;
▪	Media—an attractively valued way to benefit from growing demand for communications and entertainment around the world;
▪	Emerging markets—valuations are reasonable for companies with strong franchises and above average growth;
▪	Energy—we are in the early innings of a recovery; and
▪	The previously mentioned companies involved in restructuring —we see potential for significant earnings and cash flow improvement.

We are particularly enthusiastic about the Fund’s holdings in the Financials and Health Care sectors and Media industry, which collectively represent 59% of the portfolio and the three largest overweight positions in the Fund.(b)

Financials

The Fund is overweight Financials (27% versus 17% for the MSCI World), with 21% domiciled in developed markets and 6% in emerging markets. Despite current macroeconomic concerns, we find the Fund’s financial services holdings to be increasingly attractive investment opportunities. This sector exemplifies the recent trend of lower valuations despite improving fundamentals. Over the past year, the forward price-to-earnings ratio for the MSCI World Financials sector contracted from 12.8 to 11.3 times, while trailing earnings per share grew by 14%. The decline in valuation suggests a worsening outlook for earnings and capital generation. However, we reach a different conclusion when we evaluate the Fund’s 21 financial services investments using our bottom-up approach. Management teams are actively cutting costs, exiting low-return businesses, strengthening balance sheets, and improving returns on equity. UniCredit, the largest bank in Italy, is a good example of this divergence between fundamentals and valuation.

UniCredit declined 19% in the second quarter. Recent fears that a new anti-establishment Italian government would leave the Eurozone or repudiate debt have overshadowed the progress UniCredit has made in improving its balance sheet and profitability. From 2014 to 2017, UniCredit’s non-performing loan ratio declined from 16.5% to 10.3%, and its adjusted return on

PAGE 2 ▪ DODGE & COX GLOBAL STOCK FUND

tangible equity increased from 4.6% to 7.6% on a much bigger capital cushion. In spite of these improvements, the company’s valuation declined from 0.7 times price to tangible book value to 0.6 times. Current valuation does not give credit for UniCredit’s deep restructuring of its balance sheet and cost structure, and reflects market skepticism of management reaching its target of 9% return on tangible equity. However, we believe their target is achievable through internal self-help measures, and we added to the Fund’s UniCredit position during the first half of 2018.

Health Care

Health Care continues to be an attractive area of the market, where underlying fundamentals have remained stable while valuations have declined. The Fund is overweight Health Care (20% compared to 12% of the MSCI World). Six of the Fund’s Health Care sector holdings are European pharmaceutical companies with global footprints. Despite pricing pressures in the U.S. market, profit margins have been resilient and free cash flow has been robust. Most of the Fund’s current pharmaceutical holdings have returned one-third of their market capitalization in dividends and share buybacks over the past five years, while at the same time investing meaningfully in research and development (R&D).

We believe growth can accelerate due to improved R&D productivity in a variety of groundbreaking areas of innovation, including immuno-oncology and rare diseases. Nevertheless, valuations for the Fund’s European pharmaceutical holdings have declined from an average of 17 times forward earnings in 2015 to 14 times on June 30, 2018, with an average dividend yield of 4%. At this lower valuation, we believe we are being compensated for our patience.

Media

Within Consumer Discretionary, Media is an important overweight position: 12% of the Fund compared to 2% of the MSCI World on June 30. The media landscape is evolving due to new direct-to-consumer entrants, changes in consumer viewing and listening habits, shifting revenue streams, and industry consolidation. Uncertainty surrounding pending mergers and potential regulatory incursions (e.g., unbundling, forced wholesale access, price regulation on broadband) pose risks to the Fund’s media investments.

Nevertheless, we recently added to Comcast and Charter Communications—the largest and second-largest cable providers in the United States—because we believe the market has overly penalized their share prices as a result of concerns about subscriber growth and potential bidding wars. Both companies have attractive valuations, difficult-to-replicate assets, and the potential to benefit from growth in data consumption. Comcast and Charter Communications also have de-facto local monopolies on broadband internet services in many parts of the United States and, despite talk of “cord cutting,” have potential to grow through increased broadband penetration and pricing power in residential and business services. Furthermore, their shareholder-friendly management teams are skilled capital allocators who seek to maximize value. Among the ten largest holdings in the Fund, Comcast and Charter Communications were 2.5% and 2.2% positions, respectively, on June 30.

IN CLOSING

In many respects, the recent underperformance echoes what happened in 2015 when macroeconomic concerns also weighed heavily on the market. Back then, international equity markets were volatile due to fears of slowing growth in China, a stronger U.S. dollar, and growing populist sentiment in Europe that culminated in the Brexit decision the following June. The Fund trailed the MSCI World by seven percentage points in 2015, then outperformed the benchmark by 13 percentage points over the next seven quarters.

Although we do not know how the future will unfold, our investment team has successfully navigated a number of difficult periods in the market. The 2015-17 period illustrates the importance of employing a consistent process and staying the course with our convictions in the face of underperformance.

Starting points, as measured by valuation, matter for investment returns. With many of the Fund’s holdings trading at lower valuations than they did six or nine months ago, we are increasingly optimistic about the potential for the current portfolio to generate strong returns over the long term. Our time-tested approach requires persistence, and we thank our fellow shareholders for your continued confidence in Dodge & Cox.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

August 1, 2018

(a)	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.
(b)	Unless otherwise specified, all weightings and characteristics are as of June 30, 2018.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 3

YEAR-TO-DATE PERFORMANCE REVIEW

The Fund underperformed the MSCI World by 3.8 percentage points year to date.

Key Detractors from Relative Results

▪

Weak returns from holdings in the Financials sector (down 9% versus down 6% for the MSCI World sector), combined with an average overweight position (28% versus 18%), hindered performance. ICICI Bank (down 18%) was a notable detractor.

▪

The Fund’s relative returns in the Information Technology sector (up 1% compared to up 9% for the MSCI World sector) and average underweight position (13% versus 18%) hurt results. Micro Focus International (down 48%) and Samsung Electronics (down 12%) detracted from results.

▪	Additional detractors included Magnit (down 33%), MTN Group (down 26%), and Liberty Global (down 21%).

Key Contributors to Relative Results

▪	Relative returns in the Energy sector (up 15% compared to up 7% for the MSCI World sector) had a positive impact. Anadarko Petroleum (up 38%) and Suncor Energy (up 13%) were strong performers.
▪	The Fund’s average underweight position in the Industrials sector (5% versus 12% for the MSCI World sector) contributed to returns.
▪	Additional contributors included Twenty-First Century Fox (up 45%), Target (up 19%), and GlaxoSmithKline (up 16%).

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 85 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Global Equity Investment Committee, which is the decision-making body for the Global Stock Fund, is a seven-member committee with an average tenure at Dodge & Cox of 24 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 4 ▪ DODGE & COX GLOBAL STOCK FUND

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2018

	1 Year	3 Years	5 Years	10 Years
Dodge & Cox Global Stock Fund	5.84%	7.34%	10.04%	7.25%
MSCI World Index	11.09	8.48	9.94	6.26

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The MSCI World Index is a broad-based, unmanaged equity market index aggregated from 23 developed market country indices, including the United States. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

MSCI World is a service mark of MSCI Barra.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2018	Beginning Account Value 1/1/2018	Ending Account Value 6/30/2018	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$966.10	$3.06
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.68	3.14
*	Expenses are equal to the Fund’s annualized expense ratio of 0.63%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 5

FUND INFORMATION (unaudited)	June 30, 2018

GENERAL INFORMATION
Net Asset Value Per Share	$13.39
Total Net Assets (billions)	$9.4
Expense Ratio	0.63%
Portfolio Turnover Rate (1/1/18 to 6/30/18, unannualized)	13%
30-Day SEC Yield(a)	1.31%
Active Share(b)	85%
Number of Companies	88
Fund Inception	2008
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Global Equity Investment Committee, whose seven members’ average tenure at Dodge & Cox is 24 years.

PORTFOLIO CHARACTERISTICS	Fund	MSCI World
Median Market Capitalization (billions)	$44	$13
Weighted Average Market Capitalization (billions)	$108	$138
Price-to-Earnings Ratio(c)	13.1x	15.3x
Countries Represented	21	23
Emerging Markets (Brazil, China, India, Mexico, Russia, South Africa, South Korea, Thailand)	16.3%	0.0%

TEN LARGEST HOLDINGS (%)(d)	Fund
Alphabet, Inc. (United States)	2.7
Comcast Corp. (United States)	2.5
Novartis AG (Switzerland)	2.4
Sanofi (France)	2.3
ICICI Bank, Ltd. (India)	2.3
GlaxoSmithKline PLC (United Kingdom)	2.3
Charter Communications, Inc. (United States)	2.2
Samsung Electronics Co., Ltd. (South Korea)	2.1
Roche Holding AG (Switzerland)	2.0
Express Scripts Holding Co. (United States)	2.0

ASSET ALLOCATION

REGION DIVERSIFICATION (%)(f)	Fund	MSCI World
United States	45.0	60.7
Europe (excluding United Kingdom)	24.8	16.3
United Kingdom	10.1	6.4
Pacific (excluding Japan)	9.1	4.3
Latin America	4.4	0.0
Africa	2.5	0.0
Canada	1.5	3.5
Japan	1.0	8.6
Middle East	0.0	0.2

SECTOR DIVERSIFICATION (%)	Fund	MSCI World
Financials	26.9	16.8
Health Care	20.1	12.2
Consumer Discretionary	18.6	12.7
Information Technology	11.9	18.5
Energy	7.2	6.8
Industrials	4.7	11.2
Materials	3.9	4.9
Telecommunication Services	3.7	2.6
Consumer Staples	0.9	8.3
Real Estate	0.5	3.0
Utilities	0.0	3.0

(a)	SEC Yield is an annualization of the Fund’s net investment income for the trailing 30-day period. Dividends paid by the Fund may be higher or lower than implied by the SEC Yield.
(b)

Active share is a measure of how much an investment portfolio differs from its benchmark index, based on a scale of 0% (complete overlap with the index) to 100% (no overlap). Overlap for each security in the Fund is the lower of either its percentage weight in the Fund or its percentage weight in the relevant index. The Global Stock Fund’s total overlap with the MSCI World is the sum of each security’s calculated overlap.

(c)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates from third-party sources.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(e)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.
(f)

The Fund may classify a company in a different category than the MSCI World. The Fund generally classifies a company based on its country of incorporation, but may designate a different country in certain circumstances.

PAGE 6 ▪ DODGE & COX GLOBAL STOCK FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2018

COMMON STOCKS: 94.6%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 18.1%
AUTOMOBILES & COMPONENTS: 1.8%
Bayerische Motoren Werke AG (Germany)	867,300	$78,666,793
Honda Motor Co., Ltd. (Japan)	3,289,100	96,444,482

		175,111,275
CONSUMER DURABLES & APPAREL: 0.5%
Mattel, Inc.(a) (United States)	2,741,367	45,013,246

MEDIA: 12.0%
Altice Europe NV, Series A(a) (Netherlands)	7,733,145	31,472,493
Altice USA, Inc., Class A (United States)	3,219,308	54,921,395
Charter Communications, Inc., Class A(a) (United States)	693,597	203,369,576
Comcast Corp., Class A (United States)	7,046,600	231,198,946
DISH Network Corp., Class A(a) (United States)	1,066,600	35,848,426
Grupo Televisa SAB ADR (Mexico)	7,247,600	137,342,020
Liberty Global PLC, Series C(a) (United Kingdom)	4,583,900	121,977,579
Liberty Latin America Ltd, Series A(a) (Bermuda/United Kingdom)	1,199,000	22,924,880
Liberty Latin America Ltd, Series C(a) (Bermuda/United Kingdom)	788,562	15,282,332
Naspers, Ltd. (South Africa)	455,100	115,338,219
Television Broadcasts, Ltd. (Hong Kong)	2,509,500	7,943,406
Twenty-First Century Fox, Inc., Class A (United States)	2,950,500	146,610,345

		1,124,229,617
RETAILING: 3.8%
Booking Holdings, Inc.(a) (United States)	51,600	104,597,844
JD.com, Inc. ADR(a) (Cayman Islands/China)	2,496,200	97,226,990
Qurate Retail, Inc., Series A(a) (United States)	3,964,372	84,123,974
Target Corp. (United States)	907,300	69,063,676

		355,012,484

		1,699,366,622
CONSUMER STAPLES: 0.9%
FOOD & STAPLES RETAILING: 0.9%
Magnit PJSC (Russia)	1,171,100	85,873,926

ENERGY: 6.6%
Anadarko Petroleum Corp. (United States)	2,381,273	174,428,247
Apache Corp. (United States)	2,206,382	103,148,359
Baker Hughes, a GE Company (United States)	111,547	3,684,397
National Oilwell Varco, Inc. (United States)	1,598,700	69,383,580
Occidental Petroleum Corp. (United States)	621,463	52,004,024
Schlumberger, Ltd. (Curacao/United States)	918,900	61,593,867
Suncor Energy, Inc. (Canada)	3,416,300	138,975,084
Weatherford International PLC(a) (Ireland)	4,434,175	14,588,436

		617,805,994
FINANCIALS: 25.7%
BANKS: 15.4%
Axis Bank, Ltd.(a) (India)	11,219,400	83,144,253
Banco Santander SA (Spain)	10,350,033	55,253,068
Bank of America Corp. (United States)	6,080,000	171,395,200
Barclays PLC (United Kingdom)	68,713,400	171,340,914
BNP Paribas SA (France)	1,907,100	118,210,697
ICICI Bank, Ltd. (India)	54,800,436	219,858,207
Kasikornbank PCL- Foreign (Thailand)	18,922,500	113,963,255
Societe Generale SA (France)	3,028,100	127,506,713
Standard Chartered PLC (United Kingdom)	7,988,977	72,995,784
UniCredit SPA (Italy)	7,668,366	127,536,640
Wells Fargo & Co. (United States)	3,302,773	183,105,735

		1,444,310,466
DIVERSIFIED FINANCIALS: 8.3%
American Express Co. (United States)	739,700	72,490,600
Bank of New York Mellon Corp. (United States)	1,490,500	80,382,665

	SHARES	VALUE
Capital One Financial Corp. (United States)	1,585,800	$145,735,020
Charles Schwab Corp. (United States)	3,185,100	162,758,610
Credit Suisse Group AG (Switzerland)	5,622,799	84,384,336
Goldman Sachs Group, Inc. (United States)	496,200	109,446,834
UBS Group AG (Switzerland)	7,679,500	118,149,678

		773,347,743
INSURANCE: 2.0%
AEGON NV (Netherlands)	10,924,705	65,283,683
Aviva PLC (United Kingdom)	18,209,820	121,091,161

		186,374,844

		2,404,033,053
HEALTH CARE: 20.1%
HEALTH CARE EQUIPMENT & SERVICES: 5.2%
Cigna Corp. (United States)	581,700	98,859,915
Express Scripts Holding Co.(a) (United States)	2,459,100	189,867,111
Medtronic PLC (Ireland)	1,216,700	104,161,687
UnitedHealth Group, Inc. (United States)	396,800	97,350,912

		490,239,625
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 14.9%
Alnylam Pharmaceuticals, Inc.(a) (United States)	358,500	35,308,665
AstraZeneca PLC (United Kingdom)	2,246,200	155,516,078
Bayer AG (Germany)	742,920	81,852,349
Bristol-Myers Squibb Co. (United States)	2,006,800	111,056,312
Eli Lilly and Co. (United States)	1,753,248	149,604,652
GlaxoSmithKline PLC (United Kingdom)	10,727,400	216,433,806
Merck & Co., Inc. (United States)	102,200	6,203,540
Novartis AG (Switzerland)	2,741,200	207,630,939
Novartis AG ADR (Switzerland)	260,900	19,708,386
Roche Holding AG (Switzerland)	855,900	190,450,756
Sanofi (France)	2,755,562	220,644,643

		1,394,410,126

		1,884,649,751
INDUSTRIALS: 4.7%
CAPITAL GOODS: 2.7%
Johnson Controls International PLC (Ireland)	5,578,840	186,612,198
Schneider Electric SA (France)	848,578	70,583,517

		257,195,715
TRANSPORTATION: 2.0%
FedEx Corp. (United States)	386,800	87,826,808
Union Pacific Corp. (United States)	691,100	97,915,048

		185,741,856

		442,937,571
INFORMATION TECHNOLOGY: 10.4%
SOFTWARE & SERVICES: 6.6%
Alphabet, Inc., Class C(a) (United States)	223,999	249,904,485
Baidu, Inc. ADR(a) (Cayman Islands/China)	373,600	90,784,800
Dell Technologies, Inc., Class V(a) (United States)	1,252,416	105,929,345
Micro Focus International PLC ADR (United Kingdom)	2,872,449	49,607,194
Microsoft Corp. (United States)	1,260,000	124,248,600

		620,474,424
TECHNOLOGY, HARDWARE & EQUIPMENT: 3.8%
Hewlett Packard Enterprise Co. (United States)	6,828,424	99,763,275
HP Inc. (United States)	2,080,200	47,199,738
Juniper Networks, Inc. (United States)	2,967,168	81,359,746
Samsung Electronics Co., Ltd. (South Korea)	1,336,200	55,794,309
TE Connectivity, Ltd. (Switzerland)	823,815	74,192,779

		358,309,847

		978,784,271

See accompanying Notes to Consolidated Financial Statements	DODGE & COX GLOBAL STOCK FUND ▪ PAGE 7

CONSOLIDATED PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2018

COMMON STOCKS (continued)

	SHARES	VALUE
MATERIALS: 3.9%
Celanese Corp., Series A (United States)	519,000	$57,640,140
Cemex SAB de CV ADR (Mexico)	15,489,917	101,613,855
LafargeHolcim, Ltd. (Switzerland)	1,142,520	55,708,589
Linde AG (Germany)	624,910	149,124,098

		364,086,682
REAL ESTATE: 0.5%
Hang Lung Group, Ltd. (Hong Kong)	15,217,900	42,593,866

TELECOMMUNICATION SERVICES: 3.7%
AT&T, Inc. (United States)	2,678,662	86,011,837
Millicom International Cellular SA SDR (Luxembourg)	1,003,400	59,020,798
MTN Group, Ltd. (South Africa)	9,129,900	71,752,511
Sprint Corp.(a) (United States)	9,218,500	50,148,640
Zayo Group Holdings, Inc.(a) (United States)	2,108,300	76,910,784

		343,844,570

TOTAL COMMON STOCKS (Cost $7,376,065,179)		$8,863,976,306

PREFERRED STOCKS: 3.3%
ENERGY: 0.6%
Petroleo Brasileiro SA(a) (Brazil)	13,407,906	59,467,691

FINANCIALS: 1.2%
BANKS: 1.2%
Itau Unibanco Holding SA (Brazil)	10,481,129	109,090,819

INFORMATION TECHNOLOGY: 1.5%
TECHNOLOGY, HARDWARE & EQUIPMENT: 1.5%
Samsung Electronics Co., Ltd. (South Korea)	4,040,700	136,255,716

TOTAL PREFERRED STOCKS (Cost $168,119,229)		$304,814,226

EQUITY-LINKED NOTE: 0.5%
CONSUMER DISCRETIONARY: 0.5%
MEDIA: 0.5%
Naspers, Ltd. excluding Tencent Holdings, Ltd. 5/30/19(a)(c) (South Africa)	191,000	49,512,930

TOTAL EQUITY-LINKED NOTE (Cost $49,510,485)		$49,512,930

SHORT-TERM INVESTMENTS: 2.2%

	PAR VALUE/ SHARES	VALUE
REPURCHASE AGREEMENT: 1.8%
Fixed Income Clearing Corporation(b) 1.20%, dated 6/29/18, due 7/2/18, maturity value $166,178,616	$166,162,000	$166,162,000

MONEY MARKET FUND: 0.4%
State Street Institutional U.S. Government Money Market Fund	37,184,064	37,184,064

TOTAL SHORT-TERM INVESTMENTS (Cost $203,346,064)		$203,346,064

TOTAL INVESTMENTS IN SECURITIES (Cost $7,797,040,957)	100.6%	$9,421,649,526
OTHER ASSETS LESS LIABILITIES	(0.6%)	(54,450,339)

NET ASSETS	100.0%	$9,367,199,187

(a)	Non-income producing
(b)	Repurchase agreement is collateralized by U.S. Treasury Note 2.625%, 6/15/21. Total collateral value is $169,488,614.
(c)

Equity-linked note issued by JPMorgan Chase Bank, N.A. The note is designed to provide exposure to Naspers, Ltd. excluding the effect of Naspers Ltd’s investment in Tencent Holdings, Ltd. The note is exempt from registration under Rule 144A of the Securities Act of 1933. The note may be resold in transactions exempt from registration, normally to qualified institutional buyers. The note has been deemed liquid by Dodge & Cox, investment manager, pursuant to procedures approved by the Fund’s Board of Trustees.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed—the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt

SDR: Swedish Depository Receipt

PAGE 8 ▪ DODGE & COX GLOBAL STOCK FUND	See accompanying Notes to Consolidated Financial Statements

CONSOLIDATED PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2018

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation (Depreciation)
E-mini S&P 500 Index—Long Position	738	9/21/18	$100,427,040	$(2,361,868)
CURRENCY FORWARD CONTRACTS
		Contract Amount
Counterparty	Settle Date	Receive U.S. Dollar	Deliver Foreign Currency	Unrealized Appreciation (Depreciation)
Contracts to sell CHF:
Citibank	7/25/18	15,165,156	14,703,150	$290,709
Citibank	7/25/18	7,639,590	7,406,850	146,447
Goldman Sachs	7/25/18	7,537,227	7,296,300	155,922
Goldman Sachs	7/25/18	14,961,959	14,483,700	309,518
HSBC	7/25/18	7,635,739	7,406,850	142,596
HSBC	7/25/18	15,157,512	14,703,150	283,064
Barclays	8/8/18	9,495,416	9,300,000	75,909
Goldman Sachs	8/8/18	7,397,431	7,250,000	54,267
Goldman Sachs	8/8/18	7,397,431	7,250,000	54,267
JPMorgan	8/15/18	20,322,954	20,200,000	(148,731)
HSBC	8/22/18	20,226,128	20,000,000	(54,871)
Contracts to sell CNH:
Bank of America	8/1/18	5,871,921	40,354,776	(206,054)
Bank of America	8/1/18	4,070,927	27,977,448	(142,855)
JPMorgan	8/1/18	5,872,776	40,354,777	(205,200)
JPMorgan	8/1/18	5,873,630	40,354,776	(204,345)
JPMorgan	8/1/18	4,071,520	27,977,449	(142,262)
JPMorgan	8/1/18	4,070,631	27,977,449	(143,151)
JPMorgan	8/1/18	4,072,112	27,977,448	(141,670)
JPMorgan	8/1/18	5,871,494	40,354,777	(206,481)
Bank of America	8/8/18	9,366,533	64,455,800	(338,902)
Credit Suisse	8/8/18	9,368,984	64,455,800	(336,451)
Goldman Sachs	8/8/18	7,205,552	49,581,400	(260,170)
JPMorgan	8/8/18	7,206,075	49,581,400	(259,646)
JPMorgan	8/8/18	7,205,028	49,581,400	(260,694)
JPMorgan	8/15/18	25,259,917	172,651,536	(729,471)
UBS	8/15/18	2,248,430	15,399,496	(69,670)
UBS	8/15/18	8,655,478	59,281,368	(268,199)
Bank of America	8/29/18	6,039,970	40,800,000	(98,089)
Bank of America	8/29/18	6,171,734	41,616,000	(89,087)
Bank of America	8/29/18	11,363,809	75,000,000	80,611
Citibank	8/29/18	6,045,743	40,800,000	(92,317)
HSBC	8/29/18	40,667,900	275,000,000	(703,826)
UBS	8/29/18	5,337,129	36,000,000	(78,806)
UBS	8/29/18	5,861,715	39,584,160	(93,431)
UBS	8/29/18	6,103,228	41,199,840	(94,985)
Credit Suisse	1/9/19	7,298,389	48,278,840	69,060
HSBC	1/9/19	1,820,112	12,069,710	12,780
HSBC	1/9/19	1,820,579	12,069,710	13,247
HSBC	1/9/19	5,460,337	36,209,130	38,340
HSBC	1/9/19	5,461,737	36,209,130	39,740
JPMorgan	1/16/19	22,554,310	147,128,533	527,631
JPMorgan	1/16/19	35,845,717	233,832,367	838,568
Citibank	1/30/19	7,918,195	51,135,704	265,783
Citibank	1/30/19	7,803,155	50,372,484	264,958
Citibank	1/30/19	439,944	2,840,015	14,938
Citibank	1/30/19	446,430	2,883,046	14,985
HSBC	1/30/19	7,881,608	50,881,297	267,268
HSBC	1/30/19	444,367	2,868,702	15,069
UBS	1/30/19	7,916,357	51,135,705	263,944
UBS	1/30/19	446,327	2,883,047	14,881
Citibank	2/13/19	5,050,348	32,500,000	188,745
Credit Suisse	2/13/19	5,047,760	32,500,000	186,156
Citibank	6/12/19	10,779,347	70,000,000	344,634

		Contract Amount
Counterparty	Settle Date	Deliver U.S. Dollar	Receive Foreign Currency	Unrealized Appreciation (Depreciation)
Contracts to buy CNH:
Goldman Sachs	8/1/18	32,310,927	204,996,676	$(1,435,655)
Citibank	8/8/18	2,617,690	16,609,769	(116,674)
Goldman Sachs	8/8/18	2,616,824	16,609,769	(115,808)
HSBC	8/8/18	2,578,092	16,361,862	(114,404)

Unrealized gain on currency forward contracts				4,974,037
Unrealized loss on currency forward contracts				(7,151,905)

Net unrealized loss on currency forward contracts				$(2,177,868)

The listed counterparty may be the parent company or one of its subsidiaries.

CHF:Swiss Franc

CNH:Chinese Yuan Renminbi

See accompanying Notes to Consolidated Financial Statements	DODGE & COX GLOBAL STOCK FUND ▪ PAGE 9

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2018
ASSETS:
Investments in securities, at value (cost $7,797,040,957)	$9,421,649,526
Unrealized appreciation on currency forward contracts	4,974,037
Cash pledged as collateral for currency forward contracts	3,250,000
Cash	100
Cash denominated in foreign currency (cost $497)	485
Deposits with broker for futures contracts	4,132,802
Receivable for variation margin for futures contracts	77,490
Receivable for investments sold	37,363,985
Receivable for Fund shares sold	2,508,553
Dividends and interest receivable	16,798,926
Prepaid expenses and other assets	19,349

9,490,775,253

LIABILITIES:
Unrealized depreciation on currency forward contracts	7,151,905
Cash received as collateral for currency forward contracts	1,820,000
Payable for investments purchased	105,664,446
Payable for Fund shares redeemed	3,778,403
Management fees payable	4,678,434
Accrued expenses	482,878

123,576,066

NET ASSETS	$9,367,199,187

NET ASSETS CONSIST OF:
Paid in capital	$7,270,717,687
Undistributed net investment income	101,792,028
Undistributed net realized gain	374,760,292
Net unrealized appreciation	1,619,929,180

$9,367,199,187

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	699,407,697
Net asset value per share	$13.39

CONSOLIDATED STATEMENT OF OPERATIONS (unaudited)

Six Months Ended June 30, 2018
INVESTMENT INCOME:
Dividends (net of foreign taxes of $10,620,639)	$130,491,527
Interest	1,019,975

131,511,502

EXPENSES:
Management fees	29,244,587
Custody and fund accounting fees	436,511
Transfer agent fees	225,372
Professional services	100,707
Shareholder reports	22,290
Registration fees	198,789
Trustees’ fees	162,083
ADR depositary service fees	111,352
Miscellaneous	67,025

30,568,716

NET INVESTMENT INCOME	100,942,786

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)
Investments in securities	269,202,562
Futures contracts	10,321,077
Currency forward contracts	(25,349,502)
Foreign currency transactions	(1,466,652)
Net change in unrealized appreciation/depreciation
Investments in securities (net of decrease in deferred foreign capital gains tax of $3,859,673)	(700,938,102)
Futures contracts	(3,342,797)
Currency forward contracts	26,496,633
Foreign currency translation	(310,396)

Net realized and unrealized loss	(425,387,177)

NET CHANGE IN NET ASSETS FROM OPERATIONS	$(324,444,391)

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (unaudited)

	Six Months Ended June 30, 2018	Year Ended December 31, 2017
OPERATIONS:
Net investment income	$100,942,786	$86,363,057
Net realized gain (loss)	252,707,485	377,089,181
Net change in unrealized appreciation/depreciation	(678,094,662)	1,154,466,793

	(324,444,391)	1,617,919,031

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(87,312,909)
Net realized gain	—	(310,519,938)

Total distributions	—	(397,832,847)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	488,173,737	2,601,130,740
Reinvestment of distributions	—	387,957,885
Cost of shares redeemed	(707,113,293)	(1,399,820,312)

Net change from Fund share transactions	(218,939,556)	1,589,268,313

Total change in net assets	(543,383,947)	2,809,354,497

NET ASSETS:
Beginning of period	9,910,583,134	7,101,228,637

End of period (including undistributed net investment income of $101,792,028 and $849,242, respectively)	$9,367,199,187	$9,910,583,134

SHARE INFORMATION:
Shares sold	35,074,088	195,795,071
Distributions reinvested	—	28,276,808
Shares redeemed	(50,821,805)	(105,299,029)

Net change in shares outstanding	(15,747,717)	118,772,850

PAGE 10 ▪ DODGE & COX GLOBAL STOCK FUND	See accompanying Notes to Consolidated Financial Statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Global Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on May 1, 2008, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of U.S. and foreign equity securities. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.

Portfolio holdings for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Equity-linked notes are valued using prices received from independent pricing services which utilize market quotes from underlying reference instruments. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities. Mutual funds are valued at their respective net asset values.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the

Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

As trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its net asset value. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value non-U.S. securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in U.S. markets and financial instruments trading in U.S. markets that represent foreign securities or baskets of securities.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 11

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts, if any, are reported in “dividends and interest receivable” in the Consolidated Statement of Assets and Liabilities.

Capital gains taxes are incurred upon disposition of certain foreign securities. Expected capital gains taxes on appreciated securities, if any, are accrued as unrealized losses and incurred capital gains taxes are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions.

Equity-linked note An Equity-linked note is a structured security linked to underlying reference instruments. Changes in the market value of equity-linked notes are recorded as unrealized appreciation or depreciation and realized gains or losses are recorded upon the sale or maturity of the notes in the Consolidated Statement of Operations within investments in securities. The risks of investing in equity-linked notes include unfavorable price movements in the underlying securities and the credit risk of the issuing financial institution. Equity-linked notes may be more volatile and less liquid than other investments held by the Fund.

Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Foreign currency translation The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.

Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.

Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: disposing/holding of foreign currency, the difference between the trade and settlement dates on securities transactions, the difference between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.

Consolidation The Fund may invest in certain securities through its wholly owned subsidiary, Dodge & Cox Global Stock Fund Cayman, Ltd. (the “Subsidiary”). The Subsidiary is a

Cayman Islands exempted company and invests in certain securities consistent with the investment objective of the Fund. The Fund’s Consolidated Financial Statements, including the Consolidated Portfolio of Investments, consist of the holdings and accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. At June 30, 2018, the Subsidiary had net assets of $100, which represented less than 0.01% of the Fund’s consolidated net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2018:

Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Consumer Discretionary	$1,369,501,228	$329,865,394
Consumer Staples	—	85,873,926
Energy	617,805,994	—
Financials	925,314,664	1,478,718,389
Health Care	812,121,180	1,072,528,571
Industrials	372,354,054	70,583,517
Information Technology	922,989,962	55,794,309
Materials	159,253,995	204,832,687
Real Estate	—	42,593,866
Telecommunication Services	213,071,261	130,773,309
Preferred Stocks
Energy	59,467,691	—
Financials	109,090,819	—
Information Technology	—	136,255,716
Equity-Linked Note
Consumer Discretionary	—	49,512,930
Short-term Investments
Repurchase Agreement		166,162,000
Money Market Fund	37,184,064

Total Securities	$5,598,154,912	$3,823,494,614

PAGE 12 ▪ DODGE & COX GLOBAL STOCK FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Other Investments
Futures Contracts
Depreciation	$(2,361,868)	$—
Currency Forward Contracts
Appreciation	—	4,974,037
Depreciation	—	(7,151,905)

(a)

Transfers during the period between Level 1 and Level 2 relate to the use of systematic fair valuation or when significant observable inputs are used to fair value a specific security. On days when systematic fair valuation is used, securities whose primary market closes before the NYSE are classified as Level 2. There were no Level 3 securities at June 30, 2018 and December 31, 2017, and there were no transfers to Level 3 during the period.

NOTE 3—DERIVATIVE INSTRUMENTS

The Fund entered into various transactions involving derivative instruments, including currency forward contracts and futures contracts, in connection with its investment strategy. The Fund may use derivatives to minimize the impact of losses to one or more of its investments (as a ‘‘hedging technique’’) or to implement its investment strategy.

The Fund has entered into over-the-counter derivatives, such as currency forward contracts (each, an ‘‘OTC Derivative’’). Each OTC Derivative is subject to a negotiated master agreement (based on a form published by the International Swaps and Derivatives Association (‘‘ISDA’’)) governing all OTC Derivatives between the Fund and the relevant dealer counterparty. The master agreements specify (i) events of default and other events permitting a party to terminate some or all of the OTC Derivatives thereunder and (ii) the process by which those OTC Derivatives will be valued for purposes of determining termination payments. If some or all of the OTC Derivatives under a master agreement are terminated because of an event of default or similar event, the values of all terminated OTC Derivatives must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into OTC Derivatives only with counterparties it believes to be of good credit quality, by exchanging collateral and by monitoring the financial stability of those counterparties.

Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of futures contracts. Futures contracts are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on futures contracts are recorded in the Consolidated

Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Consolidated Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Consolidated Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund has maintained long S&P 500 futures contracts to provide equity exposure that approximates the Fund’s “net cash and other” position, which includes cash, short-term investments, receivables, and payables. During the six months ended June 30, 2018, these S&P 500 futures contracts had notional values up to 5% of net assets.

Currency forward contracts A currency forward contract represents an obligation to purchase or sell a specific foreign currency at a future date at a price set at the time of the contract. The values of currency forward contracts are adjusted daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. When a currency forward contract is closed, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

Losses from these transactions may arise from unfavorable changes in currency values or if a counterparty does not perform under a contract’s terms.

The Fund has maintained currency forward contracts to hedge direct and/or indirect foreign currency exposure to the Chinese yuan renminbi, euro, and Swiss franc. During the six months ended June 30, 2018, these currency forward contracts had U.S. dollar total values ranging from 4% to 7% of net assets.

Additional derivative information For financial reporting purposes, the Fund does not offset OTC Derivative assets and liabilities that are subject to a master netting arrangement in the Consolidated Statement of Assets and Liabilities. OTC Derivatives are presented in the Consolidated Statement of Assets and Liabilities as unrealized appreciation/depreciation on currency forward contracts. Cash collateral pledged or received by the Fund for OTC Derivatives is reported gross in the Consolidated Statement of Assets and Liabilities as cash pledged/(received) as collateral for currency forward contracts. Derivative information by counterparty is presented in the Consolidated Portfolio of Investments.

The netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA master agreement. The following table presents the Fund’s net exposure for OTC Derivatives that are subject to enforceable master netting arrangements as of June 30, 2018. The net amount represents the receivable from (payable to) the counterparty in the event of a default.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 13

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

Counterparty	Gross OTC Derivative Assets	Gross OTC Derivative Liabilities	Cash Collateral Pledged / (Received)(a)	Net Amount
Bank of America	$80,611	$(874,987)	$794,376	$—
Barclays	75,909	—	—	75,909
Citibank	1,531,199	(208,991)	(1,322,208)	—
Credit Suisse	255,216	(336,451)	81,235	—
Goldman Sachs	573,974	(1,811,633)	880,000	(357,659)
HSBC	812,104	(873,101)	60,997	—
JPMorgan	1,366,199	(2,441,651)	840,000	(235,452)
UBS	278,825	(605,091)	326,266	—

Total	$4,974,037	$(7,151,905)	$1,660,666	$(517,202)

(a)

Cash collateral pledged/(received) in excess of OTC Derivative assets/liabilities, if any, is not presented. Total cash collateral pledged/(received) is presented in the Consolidated Statement of Assets and Liabilities.

NOTE 4—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays a management fee monthly at an annual rate of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 5—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), foreign currency realized gain (loss), and derivatives.

Distributions during the periods noted below were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2018	Year Ended December 31, 2017
Ordinary income	—	$133,923,724
		($0.204 per share	)
Long-term capital gain	—	$263,909,123
		($0.402 per share	)

The components of distributable earnings on a tax basis are reported as of the Fund’s most recent year end. At December 31, 2017, the tax basis components of distributable earnings were as follows:

Undistributed ordinary income	$849,242
Undistributed long-term capital gain	106,100,637
Deferred loss(a)	(399,262)

At June 30, 2018, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes was as follows:

Tax cost	$7,858,404,932

Unrealized appreciation	2,087,465,450
Unrealized depreciation	(528,760,592)

Net unrealized appreciation	1,558,704,858

(a)	Represents capital loss incurred between November 1, 2017 and December 31, 2017. As permitted by tax regulation, the Fund has elected to treat this loss as arising in 2018.

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 6—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the six months ended June 30, 2018, the Fund’s commitment fee amounted to $27,512 and is reflected as a Miscellaneous Expense in the Consolidated Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 7—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2018, purchases and sales of securities, other than short-term securities, aggregated $1,406,175,898 and $1,212,984,880, respectively.

NOTE 8—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2018, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 14 ▪ DODGE & COX GLOBAL STOCK FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS (unaudited)

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,
	2018		2017	2016	2015	2014	2013

Net asset value, beginning of period	$13.86		$11.91	$10.46	$11.83	$11.48	$8.99
Income from investment operations:
Net investment income	0.22		0.13	0.14	0.16	0.16	0.16
Net realized and unrealized gain (loss)	(0.69)		2.42	1.65	(1.11)	0.64	2.81

Total from investment operations	(0.47)		2.55	1.79	(0.95)	0.80	2.97

Distributions to shareholders from:
Net investment income	—		(0.13)	(0.14)	(0.19)	(0.15)	(0.16)
Net realized gain	—		(0.47)	(0.20)	(0.23)	(0.30)	(0.32)

Total distributions	—		(0.60)	(0.34)	(0.42)	(0.45)	(0.48)

Net asset value, end of period	$13.39		$13.86	$11.91	$10.46	$11.83	$11.48

Total return	(3.39)%		21.51%	17.09%	(8.05)%	6.95%	33.17%
Ratios/supplemental data:
Net assets, end of period (millions)	$9,367		$9,911	$7,101	$5,708	$5,895	$3,924
Ratio of expenses to average net assets	0.63	%(a)	0.63%	0.63%	0.63%	0.65%	0.65%
Ratio of net investment income to average net assets	2.07	%(a)	1.02%	1.36%	1.39%	1.42%	1.58%
Portfolio turnover rate	13%		18%	25%	20%	17%	24%
(a)	Annualized

See accompanying Notes to Consolidated Financial Statements

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 15

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 800-SEC-0330. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

PAGE 16 ▪ DODGE & COX GLOBAL STOCK FUND

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DODGE & COX GLOBAL STOCK FUND ▪ PAGE 17

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PAGE 18 ▪ DODGE & COX GLOBAL STOCK FUND

TRUSTEES AND EXECUTIVE OFFICERS

Charles F. Pohl, Chairman and Trustee

Chairman, Dodge & Cox

Dana M. Emery, President and Trustee

Chief Executive Officer and President, Dodge & Cox

Caroline M. Hoxby, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institution

Thomas A. Larsen, Independent Trustee

Former Senior Counsel, Arnold & Porter Kaye Scholer LLP

Ann Mather, Independent Trustee

Former Executive Vice President, Chief Financial Officer, and Company Secretary, Pixar Animation Studios

Robert B. Morris III, Independent Trustee

Former Partner and Managing director - Global Investment Research, Goldman Sachs; former Advisory Director, The Presidio Group

Gary Roughead, Independent Trustee

Robert and Marion Oster Distinguished Military Fellow, Hoover Institution; former U.S. Navy Chief of Naval Operations

Mark E. Smith, Independent Trustee

Former Executive Vice President and Managing Director-Fixed Income, Loomis Sayles & Company, L.P.

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; and former Under Secretary for International Affairs, United States Treasury

Diana S. Strandberg, Senior Vice President

Senior Vice President and Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President and Assistant Treasurer, Dodge & Cox

Katherine M. Primas, Chief Compliance Officer

Vice President and Chief Compliance Officer, Dodge & Cox

Roberta R.W. Kameda, Secretary

Vice President, General Counsel, and Secretary, Dodge & Cox

William W. Strickland, Vice President, Assistant Secretary, and Assistant Treasurer

Vice President and Chief Operating Officer, Dodge & Cox

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 19

Global Stock Fund

dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o DST Asset Manager Solutions, Inc.

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2018, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

DODGE & COX FUNDS®

2018

Semi-Annual Report

June 30, 2018

International Stock Fund

ESTABLISHED 2001

TICKER:  DODFX

(Closed to New Investors)

6/18 ISF SAR       Printed on recycled paper

TO OUR SHAREHOLDERS

The Dodge & Cox International Stock Fund had a total return of –7.1% for the six months ended June 30, 2018, compared to a return of –2.8% for the MSCI EAFE (Europe, Australasia, Far East) Index. As fellow shareholders, we are disappointed by the Fund’s recent performance.

WHY HAS THE FUND UNDERPERFORMED?

The Fund’s recent underperformance started in the fourth quarter of 2017 and is explained by a combination of industry positioning and poor stock selection. The largest detractors from relative performance were the Fund’s holdings in the Financials sector, Europe, and emerging markets. These areas performed poorly because of mounting macroeconomic concerns related to the prospect of a trade war, the rise of populism, higher oil prices, and a strengthening U.S. dollar. All of these factors weighed on the outlook for continued global economic growth.

Financials—a significant overweight position in the Fund (29% versus 20% for the MSCI EAFE sector(a))—was the second-worst performing sector of the market over the past nine months, falling 5% versus the MSCI EAFE’s total return of 1%. Due to their sensitivity to macroeconomic sentiment, emerging markets (24% of the Fund) fell 8% during the second quarter of 2018, ending five consecutive quarters of outperformance. In addition, the Fund’s overweight position in Health Care detracted from performance. The Fund’s European pharmaceutical holdings were negatively impacted by concerns about lower drug pricing in the crucial U.S. market.

Stock selection, particularly in companies that are in the midst of some form of business restructuring, further hindered performance. In the Media industry, weak performers included Liberty Global(b) (European cable), Altice (French telecom), and Grupo Televisa (Spanish language television programming). Magnit (Russian food retailer) and Micro Focus International (UK software) also did poorly. Each of these stocks was affected by company-specific issues that disrupted improvement plans. However, we believe the challenges these companies face are fixable over our three- to five-year investment horizon and that their management teams are tackling the issues with a sense of urgency.

HOW ARE WE RESPONDING?

As we have done in other challenging periods since the Fund’s inception in 2001, we ask ourselves the following questions: Have the fundamentals changed? If so, how has our investment thesis changed? Are we being adequately compensated for the thesis to work over our investment time horizon, such that we should hold or even add to our position? Or should we sell our position because the risk/reward profile is no longer attractive?

We answer these questions by using a “clean sheet of paper” framework to determine whether the long-term fundamentals have changed in relation to valuation. We rigorously employ our bottom-up analysis to assess concerns facing a company and its industry. We evaluate growth prospects and competitive dynamics by meeting with the management of our holdings and their competitors. And we vigorously debate the relative opportunities and risks as part of our team decision-making process.

In some cases, we conclude the thesis has changed and decide to sell. For example, we sold Saipem, an engineering and construction company focused on oil and gas, during the second quarter. The company is heavily tied to offshore oilfield activity, and we think a rebound in that market has been pushed back and Saipem’s competitive position has weakened.

In other cases, we reaffirmed the merit of an investment and added to our position. For example, we added to Grupo Televisa, the dominant television content producer and pay-television operator in Mexico, earlier in the year. The shares had been weak due to concerns about lower ratings, changes to the company’s advertising pricing model, and slowing cable subscriber growth. We think those are short-term challenges that should not overshadow the substantive changes a new and improved management team is making to improve content programming and capital allocation. Grupo Televisa was subsequently a strong contributor to performance during the second quarter.

WHY ARE WE OPTIMISTIC?

The process of re-evaluating each of the Fund’s holdings has reinforced our positive outlook for the portfolio. We have many different potential drivers of long-term performance in:

▪	Financials—valuations have fallen yet fundamentals have improved;
▪	Health Care—fundamentals are stable, while attractive dividend yields and share buybacks enable us to be patient;
▪	Emerging markets—valuations are reasonable for companies with strong franchises and above average growth;
▪	Energy—we are in the early innings of a recovery; and
▪	The previously mentioned companies involved in restructuring—we see potential for significant earnings and cash flow improvement.

We are particularly enthusiastic about the Fund’s holdings in the Financials and Health Care sectors, which collectively represent 46% of the portfolio and the two largest overweight positions in the Fund.

Financials

Financials, which have been one of the weakest areas of the market, exemplify the recent trend of lower valuations despite improving fundamentals. Over the past year, the forward price-to-earnings ratio for the MSCI EAFE Financials sector contracted from 12.0 to 10.7 times, while trailing earnings per share grew by 21%. The decline in valuation suggests the market expects a worsening outlook for earnings and capital generation. However, we reach a different conclusion when we evaluate the Fund’s 17 financial services investments. Management teams are actively cutting costs, exiting low-return businesses, strengthening balance sheets, and improving returns on equity. UniCredit, the largest bank in Italy, and Itau Unibanco, the second largest bank in Brazil, are good examples of this divergence between fundamentals and valuation.

PAGE 2 ▪ DODGE & COX INTERNATIONAL STOCK FUND

UniCredit shares declined 19% in the second quarter. Recent fears that a new anti-establishment Italian government would leave the Eurozone or repudiate debt have overshadowed the progress UniCredit has made in improving its balance sheet and profitability. From 2014 to 2017, UniCredit’s non-performing loan ratio declined from 16.5% to 10.3%, and its adjusted return on tangible equity increased from 4.6% to 7.6% on a much bigger capital cushion. In spite of these improvements, the company’s valuation declined from 0.7 times price to tangible book value to 0.6 times. Current valuation does not give credit for UniCredit’s deep restructuring of its balance sheet and cost structure, and reflects market skepticism of management reaching its target of 9% return on tangible equity. However, we believe their target is achievable through internal self-help measures, and we added to the Fund’s UniCredit position during the second quarter.

Itau Unibanco declined 32% in U.S.-dollar terms in the second quarter (or 21% in local currency) as a weakening Brazilian currency and higher fuel prices raised concerns about inflation and weaker economic growth in Brazil. While we recognize these risks, we are comforted by the fact that the management team has successfully navigated significant economic volatility in the past and generated an average return on equity of 26% over the last 20 years. Recent data show loan growth is recovering after a severe recession from 2015-16, and the long-term outlook for higher credit penetration remains promising. The company also benefits from a favorable competitive landscape: the top six Brazilian banks have about 80% market share, and three of those six are majority-owned by the government. Itau has weathered credit cycles better than its state-owned competitors, enabling it to earn superior returns. In the first quarter, we reduced our position in Itau based on its relative valuation, but the large pullback in its share price in the second quarter provided an opportunity to purchase more shares at an attractive valuation of 11 times forward earnings in what we regard as one of the best-managed banks in the world.

Health Care

Health Care continues to be an attractive area of the market, where underlying fundamentals have remained stable while valuations have declined. The Fund is overweight Health Care (17% compared to 11% of the MSCI EAFE). Seven of the Fund’s eight Health Care sector holdings are European pharmaceutical companies with global footprints. Despite pricing pressures in the U.S. market, profit margins have been resilient and free cash flow has been robust. Most of the Fund’s current pharmaceutical holdings have returned one-third of their market capitalization in dividends and share buybacks over the past five years, while at the same time investing meaningfully in research and development (R&D).

We believe growth can accelerate due to improved R&D productivity in a variety of groundbreaking areas of innovation, including immuno-oncology and rare diseases. Nevertheless, valuations for the Fund’s European pharmaceutical holdings have declined from an average of 17 times forward earnings in 2015 to 14 times on June 30, 2018, with an average dividend yield of 4%. At this lower valuation, we believe we are being compensated for our patience.

IN CLOSING

In many respects, the recent underperformance echoes what happened in 2015 when macroeconomic concerns also weighed heavily on the market. Back then, international equity markets were volatile due to fears of slowing growth in China, a stronger U.S. dollar, and growing populist sentiment in Europe that culminated in the Brexit decision the following June. After trailing the MSCI EAFE in 2015, the Fund then outperformed the benchmark by 11 percentage points over the next seven quarters.

Although we do not know how the future will unfold, our investment team has successfully navigated a number of difficult periods in the market. The 2015-17 period illustrates the importance of employing a consistent process and staying the course with our convictions in the face of underperformance.

Starting points, as measured by valuation, matter for investment returns. With many of the Fund’s holdings trading at lower valuations than they did six or nine months ago, we are increasingly optimistic about the potential for the current portfolio to generate strong returns over the long term. Our time-tested approach requires persistence, and we thank our fellow shareholders for your continued confidence in Dodge & Cox.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

August 1, 2018

(a)	Unless otherwise specified, all weightings and characteristics are as of June 30, 2018.
(b)	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 3

YEAR-TO-DATE PERFORMANCE REVIEW

The Fund underperformed the MSCI EAFE by 4.4 percentage points in year to date.

Key Detractors from Relative Results

▪	Poor performance from the Fund’s emerging markets holdings (down 11%) hindered performance. Notable declines included Magnit (down 33%), MTN Group (down 26%), and Samsung Electronics (down 11%).
▪

The Fund’s overweight position in the Financials sector (average 30% versus 21% for the MSCI EAFE sector), one of the weakest areas of the market, significantly detracted from results, particularly ICICI Bank (down 18%), Societe Generale (down 15%), Itau Unibanco (down 15%), and BNP Paribas (down 14%).

▪

The Fund’s underweight position in Japan (average 9% versus 24% for the MSCI EAFE region), along with the underperformance of specific holdings, hurt relative results. Mitsubishi Electric was down 19%.

▪	The Fund’s overweight position and underperformance (down 9% versus down 2%) in the Consumer Discretionary sector, especially the media holdings, detracted from results. Liberty Global declined 21%.
▪	Micro Focus International (down 48%) was an additional detractor.

Key Contributors to Relative Results

▪	Within the Materials sector, the Fund’s selected chemicals holdings helped performance, especially Linde (up 5%).
▪	Additional contributors included Equinor (up 26%), Ericsson (up 19%), GlaxoSmithKline (up 16%), Philips (up 14%), and Suncor Energy (up 13%).

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 85 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The International Equity Investment Committee, which is the decision-making body for the International Stock Fund, is a nine-member committee with an average tenure at Dodge & Cox of 23 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 4 ▪ DODGE & COX INTERNATIONAL STOCK FUND

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2018

	1 Year	3 Years	5 Years	10 Years
Dodge & Cox International Stock Fund	0.50%	2.06%	5.79%	3.68%
MSCI EAFE Index	6.84	4.90	6.44	2.84

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The MSCI EAFE (Europe, Australasia, Far East) Index is a broad-based, unmanaged equity market index aggregated from 21 developed market country indices, excluding the United States and Canada. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

MSCI EAFE is a service mark of MSCI Barra.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2018	Beginning Account Value 1/1/2018	Ending Account Value 6/30/2018	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$928.50	$3.01
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.67	3.15
*	Expenses are equal to the Fund’s annualized expense ratio of 0.63%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 5

FUND INFORMATION (unaudited)	June 30, 2018

GENERAL INFORMATION
Net Asset Value Per Share	$43.01
Total Net Assets (billions)	$59.3
Expense Ratio	0.63%
Portfolio Turnover Rate (1/1/18 to 6/30/18, unannualized)	9%
30-Day SEC Yield(a)	1.87%
Active Share(b)	88%
Number of Companies	68
Fund Inception	2001
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the International Equity Investment Committee, whose nine members’ average tenure at Dodge & Cox is 23 years.

PORTFOLIO CHARACTERISTICS	Fund	MSCI EAFE
Median Market Capitalization (billions)	$36	$11
Weighted Average Market Capitalization (billions)	$69	$56
Price-to-Earnings Ratio(c)	11.8x	13.6x
Countries Represented	25	21
Emerging Markets (Brazil, China, India, Mexico, Russia, South Africa, South Korea,
Thailand, Turkey, United Arab Emirates)	24.4%	0.0%

TEN LARGEST HOLDINGS (%)(d)	Fund
Samsung Electronics Co., Ltd. (South Korea)	3.8
Sanofi (France)	3.5
Novartis AG (Switzerland)	3.0
ICICI Bank, Ltd. (India)	2.8
Roche Holding AG (Switzerland)	2.8
Naspers, Ltd. (South Africa)	2.6
BNP Paribas SA (France)	2.4
Liberty Global PLC (United Kingdom)	2.4
GlaxoSmithKline PLC (United Kingdom)	2.4
UBS Group AG (Switzerland)	2.4

ASSET ALLOCATION

REGION DIVERSIFICATION (%)(f)	Fund	MSCI EAFE
Europe (excluding United Kingdom)	43.3	45.4
United Kingdom	15.7	18.0
Pacific (excluding Japan)	12.2	12.1
Japan	8.3	24.0
Latin America	7.2	0.0
Africa	4.5	0.0
United States	4.0	0.0
Canada	3.1	0.0
Middle East	0.3	0.5

SECTOR DIVERSIFICATION (%)	Fund	MSCI EAFE
Financials	29.2	19.8
Health Care	17.2	10.7
Consumer Discretionary	14.1	12.4
Information Technology	10.8	6.8
Industrials	7.6	14.3
Energy	7.6	6.1
Materials	6.5	8.2
Telecommunication Services	2.8	3.6
Utilities	1.6	3.3
Consumer Staples	0.7	11.3
Real Estate	0.5	3.5

(a)	SEC Yield is an annualization of the Fund’s net investment income for the trailing 30-day period. Dividends paid by the Fund may be higher or lower than implied by the SEC Yield.
(b)

Active share is a measure of how much an investment portfolio differs from its benchmark index, based on a scale of 0% (complete overlap with the index) to 100% (no overlap). Overlap for each security in the Fund is the lower of either its percentage weight in the Fund or its percentage weight in the relevant index. The Global Stock Fund’s total overlap with the MSCI World is the sum of each security’s calculated overlap.

(c)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates from third-party sources.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(e)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.
(f)

The Fund may classify a company in a different category than the MSCI World. The Fund generally classifies a company based on its country of incorporation, but may designate a different country in certain circumstances.

PAGE 6 ▪ DODGE & COX INTERNATIONAL STOCK FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2018

COMMON STOCKS: 92.6%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 13.5%
AUTOMOBILES & COMPONENTS: 3.9%
Bayerische Motoren Werke AG (Germany)	10,324,500	$936,464,092
Honda Motor Co., Ltd. (Japan)	32,452,955	951,600,266
Yamaha Motor Co., Ltd. (Japan)	16,675,000	418,614,574

		2,306,678,932
MEDIA: 8.1%
Altice Europe NV, Series A(a) (Netherlands)	56,721,177	230,844,872
Altice USA, Inc., Class A (United States)	23,613,025	402,838,207
Grupo Televisa SAB ADR (Mexico)	47,785,517	905,535,547
Liberty Global PLC, Series A(a)(b) (United Kingdom)	18,753,503	516,471,473
Liberty Global PLC, Series C(a) (United Kingdom)	34,043,454	905,896,311
Liberty Latin America Ltd, Series A(a)(b) (Bermuda/United Kingdom)	3,917,037	74,893,747
Liberty Latin America Ltd, Series C(a) (Bermuda/United Kingdom)	5,535,198	107,272,137
Naspers, Ltd. (South Africa)	6,014,795	1,524,358,914
Television Broadcasts, Ltd.(b) (Hong Kong)	40,022,900	126,685,854

		4,794,797,062
RETAILING: 1.5%
JD.com, Inc. ADR(a) (Cayman Islands/China)	23,015,248	896,443,910

		7,997,919,904
CONSUMER STAPLES: 0.7%
FOOD & STAPLES RETAILING: 0.7%
Magnit PJSC(b) (Russia)	5,978,285	438,373,159

ENERGY: 6.0%
Equinor ASA (Norway)	29,548,850	782,052,000
Schlumberger, Ltd. (Curacao/United States)	19,365,724	1,298,084,480
Suncor Energy, Inc. (Canada)	30,270,400	1,231,399,872
Total SA (France)	1,734,080	105,451,726
Weatherford International PLC(a) (Ireland)	34,997,592	115,142,077

		3,532,130,155
FINANCIALS: 27.0%
BANKS: 19.9%
Axis Bank, Ltd.(a) (India)	83,083,633	615,712,660
Banco Santander SA (Spain)	160,519,395	856,923,741
Barclays PLC (United Kingdom)	547,834,798	1,366,058,368
BNP Paribas SA (France)	23,560,158	1,460,365,324
ICICI Bank, Ltd.(b) (India)	416,511,276	1,671,034,558
Kasikornbank PCL- Foreign(b) (Thailand)	114,401,427	688,997,701
Lloyds Banking Group PLC (United Kingdom)	1,034,259,000	860,425,401
Mitsubishi UFJ Financial Group, Inc. (Japan)	128,370,200	728,087,172
Societe Generale SA (France)	27,845,642	1,172,519,494
Standard Chartered PLC (United Kingdom)	114,193,813	1,043,396,028
UniCredit SPA (Italy)	80,061,162	1,331,539,423

		11,795,059,870
DIVERSIFIED FINANCIALS: 4.2%
Credit Suisse Group AG (Switzerland)	64,979,908	975,188,053
Haci Omer Sabanci Holding AS (Turkey)	47,323,154	90,692,151
UBS Group AG (Switzerland)	91,890,027	1,413,734,885

		2,479,615,089
INSURANCE: 2.9%
AEGON NV(b) (Netherlands)	126,710,800	757,196,434
Aviva PLC (United Kingdom)	147,092,527	978,131,847

		1,735,328,281

		16,010,003,240

	SHARES	VALUE
HEALTH CARE: 17.2%
HEALTH CARE EQUIPMENT & SERVICES: 0.9%
Koninklijke Philips NV (Netherlands)	13,024,560	$552,063,182

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 16.3%
AstraZeneca PLC (United Kingdom)	17,055,100	1,180,813,046
Bayer AG (Germany)	12,511,150	1,378,435,114
GlaxoSmithKline PLC (United Kingdom)	70,270,800	1,417,769,143
Novartis AG (Switzerland)	12,624,870	956,264,997
Novartis AG ADR (Switzerland)	11,028,500	833,092,890
Roche Holding AG (Switzerland)	7,461,300	1,660,252,627
Sanofi (France)	25,897,722	2,073,694,451
Shire PLC (United Kingdom)	3,075,800	172,975,781

		9,673,298,049

		10,225,361,231
INDUSTRIALS: 7.6%
CAPITAL GOODS: 7.3%
Johnson Controls International PLC (Ireland)	37,144,801	1,242,493,594
Mitsubishi Electric Corp. (Japan)	85,520,800	1,136,300,146
Nidec Corp. (Japan)	4,172,000	625,056,801
Schneider Electric SA (France)	11,723,546	975,147,963
Smiths Group PLC (United Kingdom)	14,995,900	335,940,011

		4,314,938,515
TRANSPORTATION: 0.3%
DP World, Ltd. (United Arab Emirates)	8,256,304	190,105,396

		4,505,043,911
INFORMATION TECHNOLOGY: 9.2%
SOFTWARE & SERVICES: 1.8%
Baidu, Inc. ADR(a) (Cayman Islands/China)	2,861,987	695,462,841
Micro Focus International PLC (United Kingdom)	7,117,520	123,766,643
Micro Focus International PLC ADR (United Kingdom)	13,027,673	224,987,912

		1,044,217,396
TECHNOLOGY, HARDWARE & EQUIPMENT: 7.4%
Brother Industries, Ltd. (Japan)	9,724,000	191,749,626
Hewlett Packard Enterprise Co. (United States)	44,558,147	650,994,528
Kyocera Corp. (Japan)	15,266,400	857,781,852
Samsung Electronics Co., Ltd. (South Korea)	31,271,350	1,305,765,135
TE Connectivity, Ltd. (Switzerland)	6,667,162	600,444,610
Telefonaktiebolaget LM Ericsson (Sweden)	104,599,800	805,070,493

		4,411,806,244

		5,456,023,640
MATERIALS: 6.5%
Akzo Nobel NV (Netherlands)	7,860,599	669,806,081
Cemex SAB de CV ADR (Mexico)	103,424,726	678,466,202
LafargeHolcim, Ltd. (Switzerland)	11,130,483	542,715,664
Linde AG (Germany)	5,660,837	1,350,862,061
Nutrien, Ltd. (Canada)	11,109,553	604,137,492

		3,845,987,500
REAL ESTATE: 0.5%
Hang Lung Group, Ltd.(b) (Hong Kong)	111,345,400	311,648,190

TELECOMMUNICATION SERVICES: 2.8%
America Movil SAB de CV, Series L (Mexico)	505,100,600	421,674,850
Millicom International Cellular SA SDR(b) (Luxembourg)	7,561,236	444,758,007
MTN Group, Ltd.(b) (South Africa)	102,215,380	803,317,687

		1,669,750,544

See accompanying Notes to Consolidated Financial Statements	DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 7

CONSOLIDATED PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2018

COMMON STOCKS (continued)

	SHARES	VALUE
UTILITIES: 1.6%
Engie (France)	60,603,100	$927,462,656

TOTAL COMMON STOCKS (Cost $53,222,711,046)		$54,919,704,130

PREFERRED STOCKS: 5.4%
ENERGY: 1.6%
Petroleo Brasileiro SA(a) (Brazil)	210,392,800	933,148,999

FINANCIALS: 2.2%
BANKS: 2.2%
Itau Unibanco Holding SA (Brazil)	125,122,201	1,302,310,415

INFORMATION TECHNOLOGY: 1.6%
TECHNOLOGY, HARDWARE & EQUIPMENT: 1.6%
Samsung Electronics Co., Ltd. (South Korea)	28,125,800	948,425,029

TOTAL PREFERRED STOCKS (Cost $2,794,641,000)		$3,183,884,443

EQUITY-LINKED NOTE: 0.6%
CONSUMER DISCRETIONARY: 0.6%
MEDIA: 0.6%
Naspers, Ltd. excluding Tencent Holdings, Ltd. 5/30/19(a)(d) (South Africa)	1,300,000	336,999,000

TOTAL EQUITY-LINKED NOTE (Cost $336,982,360)		$336,999,000

SHORT-TERM INVESTMENTS: 1.8%

	PAR VALUE/ SHARES	VALUE
REPURCHASE AGREEMENT: 1.4%
Fixed Income Clearing Corporation(c) 1.20%, dated 6/29/18, due 7/2/18, maturity value $821,895,181	$821,813,000	$821,813,000

MONEY MARKET FUND: 0.4%
State Street Institutional U.S. Government Money Market Fund	235,558,705	235,558,705

TOTAL SHORT-TERM INVESTMENTS (Cost $1,057,371,705)		$1,057,371,705

TOTAL INVESTMENTS IN SECURITIES (Cost $57,411,706,111)	100.4%	$59,497,959,278
OTHER ASSETS LESS LIABILITIES	(0.4%)	(224,293,431)

NET ASSETS	100.0%	$59,273,665,847

(a)	Non-income producing
(b)	See Note 9 regarding holdings of 5% voting securities
(c)	Repurchase agreement is collateralized by U.S. Treasury Notes 1.375%-3.125%, 5/15/21-6/15/21. Total collateral value is $ 838,257,931.
(d)

Equity-linked note issued by JPMorgan Chase Bank, N.A. The note is designed to provide exposure to Naspers, Ltd. excluding the effect of Naspers, Ltd.’s investment in Tencent Holdings, Ltd. The note is exempt from registration under Rule 144A of the Securities Act of 1933. The note may be resold in transactions exempt from registration, normally to qualified institutional buyers. The note has been deemed liquid by Dodge & Cox, investment manager, pursuant to procedures approved by the Fund’s Board of Trustees.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed—the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt

SDR: Swedish Depository Receipt

PAGE 8 ▪ DODGE & COX INTERNATIONAL STOCK FUND	See accompanying Notes to Consolidated Financial Statements

CONSOLIDATED PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2018

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation (Depreciation)
Euro Stoxx 50 Index—Long Position	8,771	9/21/18	$347,332,465	$(7,820,735)
Yen Denominated Nikkei 225 Index—Long Position	3,249	9/13/18	326,103,170	(3,938,568)

				$(11,759,303)

CURRENCY FORWARD CONTRACTS

		Contract Amount
Counterparty	Settle Date	Receive U.S. Dollar	Deliver Foreign Currency	Unrealized Appreciation (Depreciation)
Contracts to sell CHF:
Citibank	7/25/18	116,908,879	113,347,250	$2,241,086
Citibank	7/25/18	232,072,849	225,002,750	4,448,723
Goldman Sachs	7/25/18	115,342,420	111,655,500	2,386,087
Goldman Sachs	7/25/18	228,963,312	221,644,500	4,736,561
HSBC	7/25/18	116,849,944	113,347,250	2,182,151
HSBC	7/25/18	231,955,859	225,002,750	4,331,732
Barclays	8/8/18	365,011,946	357,500,000	2,917,992
Goldman Sachs	8/8/18	110,961,462	108,750,000	814,001
Goldman Sachs	8/8/18	110,961,462	108,750,000	814,000
JPMorgan	8/15/18	311,886,916	310,000,000	(2,282,505)
HSBC	8/22/18	141,582,897	140,000,000	(384,100)
Contracts to sell CNH:
Bank of America	8/1/18	50,833,132	349,350,697	(1,783,808)
Bank of America	8/1/18	73,321,899	503,904,752	(2,572,971)
JPMorgan	8/1/18	50,847,929	349,350,697	(1,769,011)
JPMorgan	8/1/18	50,829,434	349,350,699	(1,787,506)
JPMorgan	8/1/18	73,343,243	503,904,752	(2,551,627)
JPMorgan	8/1/18	73,332,570	503,904,752	(2,562,301)
JPMorgan	8/1/18	73,316,565	503,904,753	(2,578,305)
JPMorgan	8/1/18	50,840,529	349,350,698	(1,776,410)
Bank of America	8/8/18	116,911,358	804,525,512	(4,230,108)
Credit Suisse	8/8/18	116,941,947	804,525,513	(4,199,519)
Goldman Sachs	8/8/18	89,974,833	619,116,825	(3,248,712)
JPMorgan	8/8/18	89,968,295	619,116,825	(3,255,249)
JPMorgan	8/8/18	89,981,371	619,116,825	(3,242,173)
JPMorgan	8/15/18	369,751,221	2,527,249,599	(10,677,897)
UBS	8/15/18	136,768,981	936,730,749	(4,237,928)
UBS	8/15/18	35,528,421	243,334,152	(1,100,885)
Bank of America	8/29/18	90,004,449	606,900,000	(1,299,189)
Bank of America	8/29/18	88,082,902	595,000,000	(1,430,469)
Citibank	8/29/18	88,167,088	595,000,000	(1,346,283)
UBS	8/29/18	77,833,126	525,000,000	(1,149,260)
UBS	8/29/18	89,005,407	600,831,000	(1,385,195)
UBS	8/29/18	85,483,341	577,269,000	(1,362,532)
Credit Suisse	1/9/19	139,332,844	921,686,760	1,318,412
HSBC	1/9/19	23,165,060	153,614,460	162,654
HSBC	1/9/19	69,512,999	460,843,380	505,784
HSBC	1/9/19	69,495,179	460,843,380	487,963
HSBC	1/9/19	23,171,000	153,614,460	168,595
JPMorgan	1/16/19	281,062,458	1,833,454,733	6,575,125
JPMorgan	1/16/19	188,813,770	1,231,688,867	4,417,075
Citibank	1/30/19	27,943,631	180,387,314	948,832
Citibank	1/30/19	170,432,841	1,100,655,288	5,720,771
Citibank	1/30/19	167,956,687	1,084,227,597	5,703,005
Citibank	1/30/19	28,355,599	183,120,456	951,788
HSBC	1/30/19	28,224,578	182,209,409	957,105
HSBC	1/30/19	169,645,335	1,095,179,391	5,752,728
UBS	1/30/19	28,349,014	183,120,457	945,203
UBS	1/30/19	170,393,264	1,100,655,288	5,681,193
Citibank	2/13/19	163,165,092	1,050,000,000	6,097,907
Credit Suisse	2/13/19	163,081,463	1,050,000,000	6,014,278

		Contract Amount

Counterparty	Settle Date	Deliver U.S. Dollar	Receive Foreign Currency	Unrealized Appreciation (Depreciation)
Contracts to buy CHF:
Barclays	7/25/18	165,808,982	165,000,000	$1,113,337
Contracts to buy CNH:
Bank of America	8/1/18	134,001,641	853,255,449	(5,489,831)
Citibank	8/8/18	42,086,499	268,175,171	(1,706,010)
Citibank	8/8/18	42,100,374	268,175,172	(1,719,885)
Citibank	8/8/18	32,387,363	206,372,275	(1,312,848)
Citibank	8/8/18	32,398,040	206,372,276	(1,323,525)
Citibank	8/8/18	42,475,579	269,516,047	(1,893,188)
Citibank	8/8/18	65,373,554	414,808,273	(2,913,779)
Goldman Sachs	8/8/18	42,075,273	268,175,170	(1,694,785)
Goldman Sachs	8/8/18	32,378,724	206,372,274	(1,304,210)
Goldman Sachs	8/8/18	42,461,526	269,516,047	(1,879,135)
Goldman Sachs	8/8/18	65,351,925	414,808,273	(2,892,150)
HSBC	8/8/18	64,384,638	408,617,104	(2,857,099)
HSBC	8/8/18	41,833,045	265,493,419	(1,856,361)
Goldman Sachs	1/16/19	78,849,469	500,000,250	(3,994,206)
Goldman Sachs	1/16/19	78,802,246	500,000,250	(3,946,983)
Goldman Sachs	1/16/19	78,876,716	499,999,500	(4,021,565)

Unrealized gain on currency forward contracts				78,394,088
Unrealized loss on currency forward contracts				(103,019,503)

Net unrealized loss on currency forward contracts				$(24,625,415)

The listed counterparty may be the parent company or one of its subsidiaries.

CHF: Swiss Franc

CNH: Chinese Yuan Renminbi

See accompanying Notes to Consolidated Financial Statements	DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 9

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2018
ASSETS:
Investments in securities, at value
Unaffiliated issuers (cost $51,725,145,199)	$55,110,776,603
Affiliated issuers (cost $5,686,560,912)	4,387,182,675

59,497,959,278
Unrealized appreciation on currency forward contracts	78,394,088
Cash pledged as collateral for currency forward contracts	47,400,000
Cash	100
Cash denominated in foreign currency (cost $11,185,013)	11,166,349
Deposits with broker for futures contracts	39,945,725
Receivable for variation margin for futures contracts	35,584,391
Receivable for investments sold	18,141,006
Receivable for Fund shares sold	57,394,186
Dividends and interest receivable	151,264,882
Prepaid expenses and other assets	103,525

59,937,353,530

LIABILITIES:
Unrealized depreciation on currency forward contracts	103,019,503
Cash received as collateral for currency forward contracts	37,710,000
Payable for investments purchased	111,144,699
Payable for Fund shares redeemed	379,793,676
Management fees payable	30,079,663
Accrued expenses	1,940,142

663,687,683

NET ASSETS	$59,273,665,847

NET ASSETS CONSIST OF:
Paid in capital	$57,398,409,067
Undistributed net investment income	719,175,973
Accumulated net realized loss	(892,910,093)
Net unrealized appreciation	2,048,990,900

$59,273,665,847

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	1,378,263,976
Net asset value per share	$43.01

CONSOLIDATED STATEMENT OF OPERATIONS (unaudited)

Six Months Ended June 30, 2018
INVESTMENT INCOME:
Dividends (net of foreign taxes of $126,671,932)
Unaffiliated issuers	$1,118,745,215
Affiliated issuers	89,919,126
Interest	5,177,282

1,213,841,623

EXPENSES:
Management fees	193,615,402
Custody and fund accounting fees	3,863,202
Transfer agent fees	2,453,834
Professional services	140,888
Shareholder reports	974,890
Registration fees	188,537
Trustees’ fees	162,083
ADR depositary service fees	826,629
Miscellaneous	711,248

202,936,713

NET INVESTMENT INCOME	1,010,904,910

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)
Investments in securities of unaffiliated issuers	1,602,692,039
Investments in securities of affiliated issuers	(813,213,182)
Futures contracts	8,633,860
Currency forward contracts	(237,912,089)
Foreign currency transactions	(5,383,258)
Net change in unrealized appreciation/depreciation
Investments in securities of unaffiliated issuers	(5,802,875,728)
Investments in securities of affiliated issuers (net of decrease in deferred foreign capital gains tax of $32,878,609)	(653,088,774)
Futures contracts	(9,813,629)
Currency forward contracts	278,653,826
Foreign currency translation	(3,629,052)

Net realized and unrealized loss	(5,635,935,987)

NET CHANGE IN NET ASSETS FROM OPERATIONS	$(4,625,031,077)

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (unaudited)

	Six Months Ended June 30, 2018	Year Ended December 31, 2017
OPERATIONS:
Net investment income	$1,010,904,910	$968,379,628
Net realized gain (loss)	554,817,370	(371,445,449)
Net change in unrealized appreciation/depreciation	(6,190,753,357)	12,279,943,481

	(4,625,031,077)	12,876,877,660

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(1,246,064,935)
Net realized gain	—	—

Total distributions	—	(1,246,064,935)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	3,882,021,390	8,048,181,192
Reinvestment of distributions	—	1,054,276,376
Cost of shares redeemed	(5,653,587,788)	(9,249,656,015)

Net change from Fund share transactions	(1,771,566,398)	(147,198,447)

Total change in net assets	(6,396,597,475)	11,483,614,278

NET ASSETS:
Beginning of period	65,670,263,322	54,186,649,044

End of period (including undistributed net investment income of $719,175,973 and distributions in excess of net investment income of $(291,728,937), respectively)	$59,273,665,847	$65,670,263,322

SHARE INFORMATION:
Shares sold	83,565,974	184,640,901
Distributions reinvested	—	23,034,217
Shares redeemed	(123,096,547)	(212,133,063)

Net change in shares outstanding	(39,530,573)	(4,457,945)

PAGE 10 ▪ DODGE & COX INTERNATIONAL STOCK FUND	See accompanying Notes to Consolidated Financial Statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox International Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. On January 16, 2015, the Fund closed to new investors. The Fund commenced operations on May 1, 2001, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of foreign equity securities. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.

Portfolio holdings for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Equity-linked notes are valued using prices received from independent pricing services which utilize market quotes from underlying reference instruments. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities. Mutual funds are valued at their respective net asset values.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

As trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its net asset value. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value non-U.S. securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in U.S. markets and financial instruments trading in U.S. markets that represent foreign securities or baskets of securities.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 11

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

are removed. These amounts, if any, are reported in “dividends and interest receivable” in the Consolidated Statement of Assets and Liabilities.

Capital gains taxes are incurred upon disposition of certain foreign securities. Expected capital gains taxes on appreciated securities, if any, are accrued as unrealized losses and incurred capital gains taxes are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions.

Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Equity-linked note An Equity-linked note is a structured security linked to underlying reference instruments. Changes in the market value of equity-linked notes are recorded as unrealized appreciation or depreciation and realized gains or losses are recorded upon the sale or maturity of the notes in the Consolidated Statement of Operations within investments in securities. The risks of investing in equity-linked notes include unfavorable price movements in the underlying securities and the credit risk of the issuing financial institution. Equity-linked notes may be more volatile and less liquid than other investments held by the Fund.

Foreign currency translation The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.

Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.

Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: disposing/holding of foreign currency, the difference between the trade and settlement dates on securities transactions, the difference between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.

Consolidation The Fund may invest in certain securities through its wholly owned subsidiary, Dodge & Cox International Stock Fund Cayman, Ltd. (the “Subsidiary”). The Subsidiary is a Cayman Islands exempted company and invests in certain securities consistent with the investment objective of the Fund. The Fund’s Consolidated Financial Statements, including the Consolidated Portfolio of Investments, consist of the holdings and accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. At June 30, 2018, the Subsidiary had net assets of $100, which represented less than 0.01% of the Fund’s consolidated net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2018:

Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Consumer Discretionary	$3,809,351,331	$4,188,568,573
Consumer Staples	—	438,373,159
Energy	2,644,626,429	887,503,726
Financials	—	16,010,003,240
Health Care	833,092,890	9,392,268,341
Industrials	1,242,493,594	3,262,550,317
Information Technology	2,171,889,891	3,284,133,749
Materials	1,282,603,695	2,563,383,805
Real Estate	—	311,648,190
Telecommunication Services	421,674,850	1,248,075,694
Utilities	—	927,462,656
Preferred Stocks
Energy	933,148,999	—
Financials	1,302,310,415	—
Information Technology	—	948,425,029
Equity-Linked Note
Consumer Discretionary	—	336,999,000
Short-term Investments
Repurchase Agreement	—	821,813,000
Money Market Fund	235,558,705	—

Total Securities	$14,876,750,799	$44,621,208,479

PAGE 12 ▪ DODGE & COX INTERNATIONAL STOCK FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Other Investments
Futures Contracts
Depreciation	$(11,759,303)	$—
Currency Forward Contracts
Appreciation	—	78,394,088
Depreciation	—	(103,019,503)

(a)

Transfers during the period between Level 1 and Level 2 relate to the use of systematic fair valuation or when significant observable inputs are used to fair value a specific security. On days when systematic fair valuation is used, securities whose primary market closes before the NYSE are classified as Level 2. There were no Level 3 securities at June 30, 2018 and December 31, 2017, and there were no transfers to Level 3 during the period.

NOTE 3—DERIVATIVE INSTRUMENTS

The Fund entered into various transactions involving derivative instruments, including currency forward contracts and futures contracts, in connection with its investment strategy. The Fund may use derivatives to minimize the impact of losses to one or more of its investments (as a “hedging technique”) or to implement its investment strategy.

The Fund has entered into over-the-counter derivatives, such as currency forward contracts (each, an “OTC Derivative”). Each OTC Derivative is subject to a negotiated master agreement (based on a form published by the International Swaps and Derivatives Association (“ISDA”)) governing all OTC Derivatives between the Fund and the relevant dealer counterparty. The master agreements specify (i) events of default and other events permitting a party to terminate some or all of the OTC Derivatives thereunder and (ii) the process by which those OTC Derivatives will be valued for purposes of determining termination payments. If some or all of the OTC Derivatives under a master agreement are terminated because of an event of default or similar event, the values of all terminated OTC Derivatives must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into OTC Derivatives only with counterparties it believes to be of good credit quality, by exchanging collateral, and by monitoring the financial stability of those counterparties.

Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of futures contracts. Futures contracts are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on futures contracts are recorded in the Consolidated Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Consolidated Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin are also recorded in the Consolidated Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund entered into long Euro Stoxx 50 futures contracts and long Yen Denominated Nikkei futures contracts to provide equity exposure that approximates the Fund’s “net cash and other” position, which includes cash, short-term investments, receivables, and payables. During the six months ended June 30, 2018, these futures contracts had notional values up to 3% of net assets.

Currency forward contracts A currency forward contract represents an obligation to purchase or sell a specific foreign currency at a future date at a price set at the time of the contract. The values of currency forward contracts are adjusted daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. When a currency forward contract is closed, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

Losses from these transactions may arise from unfavorable changes in currency values or if a counterparty does not perform under a contract’s terms.

The Fund has maintained currency forward contracts to hedge direct and/or indirect foreign currency exposure to the Chinese yuan renminbi, euro, and Swiss franc. During the six months ended June 30, 2018, these currency forward contracts had U.S. dollar total values ranging from 8% to 13% of net assets.

Additional derivative information For financial reporting purposes, the Fund does not offset OTC Derivative assets and liabilities that are subject to a master netting arrangement in the Consolidated Statement of Assets and Liabilities. OTC Derivatives are presented in the Consolidated Statement of Assets and Liabilities as unrealized appreciation/depreciation on currency forward contracts. Cash collateral pledged or received by the Fund for OTC Derivatives is reported gross in the Consolidated Statement of Assets and Liabilities as cash pledged/(received) as collateral for currency forward contracts. Derivative information by counterparty is presented in the Consolidated Portfolio of Investments.

The netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA master agreement. The following table presents the Fund’s net exposure for OTC Derivatives that are subject to enforceable master netting arrangements as of June 30, 2018. The net amount represents the receivable from (payable to) the counterparty in the event of a default.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 13

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

Counterparty	Gross OTC Derivative Assets	Gross OTC Derivative Liabilities	Cash Collateral Pledged / (Received)(a)	Net Amount
Bank of America	$—	$(16,806,376)	$12,870,000	$(3,936,376)
Barclays	4,031,329	—	(4,031,329)	—
Citibank	26,112,112	(12,215,518)	(13,896,594)	—
Credit Suisse	7,332,690	(4,199,519)	(2,020,000)	1,113,171
Goldman Sachs	8,750,649	(22,981,746)	14,231,097	—
HSBC	14,548,712	(5,097,560)	(9,451,152)	—
JPMorgan	10,992,200	(32,482,984)	18,070,000	(3,420,784)
UBS	6,626,396	(9,235,800)	1,950,000	(659,404)

Total	$78,394,088	$(103,019,503)	$17,722,022	$(6,903,393)

(a)

Cash collateral pledged/(received) in excess of OTC Derivative assets/liabilities, if any, is not presented. Total cash collateral pledged/(received) is presented in the Consolidated Statement of Assets and Liabilities.

NOTE 4—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays a management fee monthly at an annual rate of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 5—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), investments in passive foreign investment companies, foreign currency realized gain (loss), and derivatives.

Distributions during the periods noted below were characterized as follows for federal income tax purposes.

	Six Months Ended June 30, 2018	Year Ended December 31, 2017
Ordinary income	$—	$1,246,064,935
		($0.892 per share	)
Long-term capital gain	—	—
—

The components of distributable earnings on a tax basis are reported as of the Fund’s most recent year end. At December 31, 2017, the tax basis components of distributable earnings were as follows:

Capital loss carryforward(a)	$(1,533,865,207)
Deferred loss(b)	(82,697,219)

At June 30, 2018, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes was as follows:

Tax cost	$57,995,908,581

Unrealized appreciation	8,642,371,867
Unrealized depreciation	(7,176,705,888)

Net unrealized appreciation	1,465,665,979

(a)	Represents accumulated long-term capital loss as of December 31, 2017, which may be carried forward to offset future capital gains.
(b)

Represents net realized specified loss and capital loss incurred between November 1, 2017 and December 31, 2017. As permitted by tax regulation, the Fund has elected to treat this loss as arising in 2018.

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 6—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the six months ended June 30, 2018, the Fund’s commitment fee amounted to $183,546 and is reflected as a Miscellaneous Expense in the Consolidated Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 7—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2018, purchases and sales of securities, other than short-term securities, aggregated $5,612,871,438 and $6,593,351,393 respectively.

NOTE 8—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2018, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 14 ▪ DODGE & COX INTERNATIONAL STOCK FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

NOTE 9—HOLDINGS OF 5% VOTING SECURITIES

Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the six months ended June 30, 2018. Transactions during the period in these securities were as follows:

	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividend Income(a)	Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value at End of Period
COMMON STOCKS: 7.4%
CONSUMER DISCRETIONARY: 1.2%
Liberty Global PLC, Series A(b)	18,753,503	—	—	18,753,503	$—	$—	$(155,654,075)	$516,471,473
Liberty Latin America Ltd, Series A(b)	3,917,037	—	—	3,917,037	—	—	(4,034,549)	74,893,747
Television Broadcasts, Ltd.	40,022,900	—	—	40,022,900	5,101,188	—	(17,582,776)	126,685,854

								718,051,074

CONSUMER STAPLES: 0.7%
Magnit PJSC	5,432,785	545,500	—	5,978,285	—	—	(204,529,819)	438,373,159

ENERGY: 0.0%
Saipem SPA(b)	56,980,627	—	(56,980,627)	—	—	(811,495,790)	775,603,389	—

FINANCIALS: 2.9%
AEGON NV	134,755,530	3,455,270	(11,500,000)	126,710,800	22,227,664	13,724,556	(67,656,800)	—	(c)
ICICI Bank, Ltd.	384,183,576	32,327,700	—	416,511,276	—	—	(355,868,639)	1,671,034,558
Kasikornbank PCL- Foreign	132,832,727	—	(18,431,300)	114,401,427	11,884,649	19,296,630	(170,310,220)	—	(c)

								1,671,034,558

REAL ESTATE: 0.5%
Hang Lung Group, Ltd.	111,345,400	—	—	111,345,400	8,654,247	—	(97,971,026)	311,648,190

TELECOMMUNICATION SERVICES: 2.1%
Millicom International Cellular SA SDR	8,703,436	—	(1,142,200)	7,561,236	8,475,253	(34,738,578)	(28,553,096)	444,758,007
MTN Group, Ltd.	102,215,380	—	—	102,215,380	33,576,125	—	(326,531,163)	803,317,687

								1,248,075,694

					$89,919,126	$(813,213,182)	$(653,088,774)	$4,387,182,675

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Company was not an affiliate at period end

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 15

CONSOLIDATED FINANCIAL HIGHLIGHTS (unaudited)

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,
	2018		2017	2016	2015	2014	2013

Net asset value, beginning of period	$46.32		$38.10	$36.48	$42.11	$43.04	$34.64
Income from investment operations:
Net investment income	1.02		0.70	0.82	0.79	0.98	0.70
Net realized and unrealized gain (loss)	(4.33)		8.41	2.19	(5.58)	(0.94)	8.40

Total from investment operations	(3.31)		9.11	3.01	(4.79)	0.04	9.10

Distributions to shareholders from:
Net investment income	—		(0.89)	(0.85)	(0.84)	(0.97)	(0.70)
Net realized gain	—		—	(0.54)	—	—	—

Total distributions	—		(0.89)	(1.39)	(0.84)	(0.97)	(0.70)

Net asset value, end of period	$43.01		$46.32	$38.10	$36.48	$42.11	$43.04

Total return	(7.15)%		23.94%	8.26%	(11.35)%	0.07%	26.31%
Ratios/supplemental data:
Net assets, end of period (millions)	$59,274		$65,670	$54,187	$57,029	$64,040	$53,616
Ratio of expenses to average net assets	0.63	%(a)	0.63%	0.64%	0.64%	0.64%	0.64%
Ratio of net investment income to average net assets	3.13	%(a)	1.57%	2.12%	1.86%	2.39%	1.85%
Portfolio turnover rate	9%		17%	17%	18%	12%	13%
(a)	Annualized

See accompanying Notes to Consolidated Financial Statements

PAGE 16 ▪ DODGE & COX INTERNATIONAL STOCK FUND

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 800-SEC-0330. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 17

[THIS PAGE INTENTIONALLY LEFT BLANK]

PAGE 18 ▪ DODGE & COX INTERNATIONAL STOCK FUND

TRUSTEES AND EXECUTIVE OFFICERS

Charles F. Pohl, Chairman and Trustee

Chairman, Dodge & Cox

Dana M. Emery, President and Trustee

Chief Executive Officer and President, Dodge & Cox

Caroline M. Hoxby, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institution

Thomas A. Larsen, Independent Trustee

Former Senior Counsel, Arnold & Porter Kaye Scholer LLP

Ann Mather, Independent Trustee

Former Executive Vice President, Chief Financial Officer, and Company Secretary, Pixar Animation Studios

Robert B. Morris III, Independent Trustee

Former Partner and Managing director - Global Investment Research, Goldman Sachs; former Advisory Director, The Presidio Group

Gary Roughead, Independent Trustee

Robert and Marion Oster Distinguished Military Fellow, Hoover Institution; former U.S. Navy Chief of Naval Operations

Mark E. Smith, Independent Trustee

Former Executive Vice President and Managing Director-Fixed Income, Loomis Sayles & Company, L.P.

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; and former Under Secretary for International Affairs, United States Treasury

Diana S. Strandberg, Senior Vice President

Senior Vice President and Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President and Assistant Treasurer, Dodge & Cox

Katherine M. Primas, Chief Compliance Officer

Vice President and Chief Compliance Officer, Dodge & Cox

Roberta R.W. Kameda, Secretary

Vice President, General Counsel, and Secretary, Dodge & Cox

William W. Strickland, Vice President, Assistant Secretary, and Assistant Treasurer

Vice President and Chief Operating Officer, Dodge & Cox

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 19

International Stock Fund

dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o DST Asset Manager Solutions, Inc.

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2018, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

DODGE & COX FUNDS®

2018

Semi-Annual Report

June 30, 2018

Balanced Fund

ESTABLISHED 1931

TICKER:  DODBX

6/18 BF SAR       Printed on recycled paper

TO OUR SHAREHOLDERS

The Dodge & Cox Balanced Fund had a total return of 0.0% for the six months ended June 30, 2018, compared to a return of 1.0% for the Combined Index (a 60/40 blend of stocks and fixed income securities).

MARKET COMMENTARY

During the first half of 2018, U.S. growth stocks (the higher valuation portion of the equity market) outperformed value stocks (the lower valuation portion) by nine percentage points,(a) continuing a long-term trend. Since the end of 2014, growth has bested value by 32 percentage points;(b) growth-oriented companies in sectors and industries associated with technology—most notably the “FAANG” stocks (Facebook, Amazon, Apple, Netflix, Google)—have led markets.

In fixed income, the U.S. investment-grade bond market delivered a negative return as higher Treasury yields and wider credit spreads pushed bond prices lower. Interest rates fluctuated throughout the period as investors grappled with the offsetting influences of strong U.S. economic activity, rising inflation, geopolitical uncertainty, and intervals of volatility in financial markets.

INVESTMENT STRATEGY

We set the Fund’s asset allocation based on our long-term outlook for the Fund’s equity and fixed income holdings, which currently favors equities. We did not make any meaningful changes to this allocation during the first half of the year. At quarter end, the Fund’s 71.4% equity weighting (including 4.9% in preferred stocks) reflected our more positive outlook for total return potential from equities than from fixed income.(c)

Equity Strategy

We understand that there are periods when value is trumped by growth. However, we believe the current divergence may narrow. In the United States, the valuation differential between growth and value stocks is wider than usual, with growth stocks trading at historically large premiums. Returns of value-focused strategies have been influenced by valuation spreads, and we believe current conditions are favorable for value stocks to rebound. While investors may not immediately recognize the intrinsic value of companies in relation to sales, cash flows, earnings, or book value, market prices over time tend to be driven by long-term fundamentals.

In the first six months of 2018, we made gradual portfolio adjustments in response to diverging valuations. For example, we sold selected technology and retail holdings that had performed strongly. We continue to find selected opportunities in industries such as Media and Banks.

Media

Within Consumer Discretionary, Media is an important overweight position in the equity portfolio: 11% compared to 2% for the S&P 500 on June 30. The media landscape is evolving due to direct-to-consumer new entrants, changes in consumer viewing and listening habits, shifting revenue streams, and industry consolidation. Uncertainty surrounding pending merger and acquisition (M&A) transactions and potential regulatory incursions (e.g., unbundling, forcing wholesale access, price regulation on broadband) pose risks to the portfolio’s media investments.

Nevertheless, we recently added to Comcast(d) and Charter Communications—the largest and second-largest cable providers in the United States—because we believe the market has overly penalized their share prices as a result of concerns about subscriber growth and potential bidding wars. Both companies have attractive valuations, difficult-to-replicate assets, and the potential to benefit from growth in data consumption. Comcast and Charter Communications also have de-facto local monopolies on broadband internet services in many parts of the United States and, despite talk of “cord cutting,” have potential to grow through increased broadband penetration and pricing power in residential and business services. Furthermore, their shareholder-friendly management teams are skilled capital allocators who seek to maximize value. In the equity portfolio, Comcast and Charter Communications were 3.6% and 2.9% positions, respectively, and among the ten largest holdings on June 30.

Wells Fargo

During the first half of 2018, we opportunistically added to Wells Fargo (down 7%), which was weak among bank stocks and detracted from performance. In February, Wells Fargo entered into a consent agreement with the Federal Reserve (Fed) that, among other things, placed restrictions on the bank’s asset growth (capped at $1.952 trillion). This regulatory agreement stemmed from Wells Fargo’s previously disclosed improper sales practices.

Since 2016, Wells Fargo has made substantial progress improving its governance, compliance controls, and operational risk management. Notably, the leadership and composition of the company’s board has improved, including the election of six new independent directors in 2017. Management has affirmed its commitment to have third parties conduct an initial risk management review by the end of 2018. The company has settled with regulators regarding its auto insurance and mortgage sales practices and has also resolved class-action lawsuits with shareholders and consumers. Furthermore, Wells Fargo passed the Fed’s annual industry stress test in June and received approval to use $32.9 billion for dividends and share buybacks over the next 12 months, representing a significant return of capital to shareholders.

After a comprehensive review, we believe Wells Fargo’s superior franchise, deep management team, track record of generating higher returns than other banks, and attractive valuation at 1.5 times book value make it a compelling long-term investment opportunity. On June 30, Wells Fargo was the equity portfolio’s largest holding (a 5.9% position).

Fixed Income Strategy

The fixed income portfolio features sizable positions in corporate bonds and Agency(e) mortgage-backed securities (MBS) (38% and 35%, respectively) and smaller positions in government-related securities (5%) and asset-backed securities (ABS) (7%). The portfolio’s 15% position in U.S. Treasuries represents “dry powder” we can deploy as we uncover interesting opportunities. We have maintained the portfolio’s defensive duration position given our longer-term expectations for interest rates to rise more than implied by current market valuations. Modest changes to portfolio positioning over the first half of 2018 reflected decisions made at the individual security and issuer levels by our investment team.

Credit: Continuing to Monitor Risks and Seek Opportunities

The fixed income portfolio’s weighting in credit-related issues declined by just one percentage point during the first half of 2018

PAGE 2 ▪ DODGE & COX BALANCED FUND

to 45%, which understates a number of adjustments made at the individual security and issuer levels. For example, we trimmed certain holdings with somewhat less compelling risk/reward relationships after strong performance (e.g., State of California, Telecom Italia). In addition, other holdings either matured (e.g., State of Illinois), were “make-whole” called(f) (e.g., Navient), or were redeemed by the issuer at a large premium to the market price (e.g., Bank of America capital securities).

The recent widening in credit spreads generally—from 85 bps in early February to 123 bps at the end of June—has created incremental opportunities. These types of market movements have enabled us to add value over longer time periods, as we often use market weakness to add to existing positions or build new ones. For example, we purchased CVS bonds in the first quarter in connection with the company’s levered acquisition of Aetna, and we added to the portfolio’s Charter Communications position at an attractive valuation as investor sentiment regarding cable television providers soured somewhat amid M&A rumors.

We also initiated a position in Bayer AG, which issued approximately $20 billion of debt in June to fund its acquisition of Monsanto. The combination of Bayer and Monsanto creates a leader in crop science and pharmaceuticals, industries that are expected to benefit from global trends such as an aging population in developed markets, as well as population and income growth in emerging markets. In addition to the large scale and diverse nature of Bayer’s business, we were attracted by the company’s significant free cash flow, large equity cushion, and ample liquidity. The company’s management is committed to rapidly delevering the balance sheet and returning the company to an A rating. Our firm’s substantial knowledge of this company, based on the 14 years we’ve held Bayer equity in the Dodge & Cox International Stock Fund, facilitated our ability to comprehensively research its creditworthiness. We believe investors are being adequately compensated for the risks of high initial leverage for the combined companies, upcoming patent expirations, and potential M&A integration challenges.

We remain constructive on the portfolio’s credit holdings which, in our view, offer attractive long-term value relative to Treasuries. In general, fundamentals remain strong: corporate profitability is solid and the operating environment is healthy. There is sustained global growth, and the banking system remains well capitalized and liquid. That said, concerns about higher leverage, particularly in association with M&A activity, and macro uncertainty have weighed on credit spreads. We recognize certain factors could create volatility in credit markets (e.g., escalating trade tensions, geopolitical events, equity market volatility), but such short-term turbulence can provide opportunities as prices fluctuate. Our rigorous, downside-focused underwriting process is designed to mitigate default risk, underpin the conviction necessary to maintain holdings through periods of stress, and facilitate the long-term compounding of incremental yield. The result is a credit portfolio that is significantly differentiated from the broad credit market.

Securitized: A Source of Consistency, Liquidity, and Incremental Yield

The fixed income portfolio’s holdings in the Securitized sector consist predominantly of Agency MBS, with a small position in AAA-rated ABS. As a group, these securities add incremental yield over Treasuries in the intermediate portion of the yield curve and, given their high credit quality and strong liquidity, provide ballast for the overall portfolio. In the first half of the year, we added modestly to the portfolio’s weighting, slightly changing the composition of underlying Agency MBS holdings and also adding modestly to ABS holdings in response to relative valuations. As with credit investments, we utilize in-house fundamental research on securities in this sector to identify attractive total return opportunities over a broad range of scenarios.

Defensive Duration: Mitigating Interest Rate Risk

We continue to position the portfolio defensively with regard to interest rate risk, with a duration of 4.6 years (equal to 76% of the Bloomberg Barclays U.S. Agg’s duration). Despite the Fed’s recent federal funds rate hikes, we continue to believe that a shorter relative duration is prudent. The significant tightening in measures of unemployment is likely to lead to higher wages. Coupled with stimulative tax and spending measures, the prospects for more rapid economic growth and somewhat higher inflation have risen. Keeping in mind the Fed’s dual mandate of full employment and stable inflation, these factors should keep the Fed nudging short-term rates higher and add upward pressure on longer-term rates.

IN CLOSING

Despite geopolitical uncertainty, we remain optimistic about the long-term outlook for the U.S. economy and the Fund. The equity portfolio trades at a discount to the overall market (13.8 times forward earnings compared to 17.1 times for the S&P 500). We continue to position the fixed income portfolio defensively from a capital preservation standpoint, while seeking opportunities to build portfolio yield through our bottom-up, research-driven investment approach.

We believe the Fund is well positioned based on our view that longer-term global economic growth will be better than many investors expect, interest rates will continue to rise, and the outlook for corporate earnings remains attractive.

Patience, persistence, and a long-term investment horizon are essential to our investment approach. We encourage our shareholders to take a similar view. Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

August 1, 2018

(a)	The Russell 1000 Growth Index had a total return of 7.3% compared to –1.7% for the Russell 1000 Value Index during the first six months of 2018.
(b)	The Russell 1000 Growth Index had a cumulative total return of 58.0% compared to 26.1% for the Russell 1000 Value Index from December 31, 2014 through June 30, 2018.
(c)	Unless otherwise specified, all weightings and characteristics are as of June 30, 2018.
(d)	The use of specific examples does not imply that they are more or less attractive investments than the Fund’s other holdings.
(e)	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The agency guarantee (by, for example, Ginnie Mae, Fannie Mae, or Freddie Mac) does not eliminate market risk.
(f)

A make-whole call provision is a call provision attached to a bond, whereby the borrower must make a payment to the lender in an amount equal to the net present value of the coupon payments that the lender will forgo if the borrower pays the bonds off early.

DODGE & COX BALANCED FUND ▪ PAGE 3

YEAR-TO-DATE PERFORMANCE REVIEW

The Fund underperformed the Combined Index by 1.0 percentage points year to date. The underperformance of the equity portfolio was partially offset by having a lower allocation to fixed income.

Equity Portfolio

▪

Similar to full-year 2017, the strong performance of several large internet and technology stocks not held by the portfolio (including Amazon, Apple, Facebook, and Netflix) negatively impacted relative results. This was significant in both the Information Technology and Consumer Discretionary sectors.

▪	Within Information Technology (holdings up 6% compared to up 11% for the S&P 500 sector), Micro Focus International (down 48%) was particularly weak.
▪

In the Consumer Staples sector, the portfolio’s underweight position (average less than 1% versus 7% for the S&P 500 sector) helped results. The portfolio’s lack of holdings in the Tobacco and Household Products industries, down 20% and 12% in the Index, respectively, was a meaningful positive.

Fixed Income Portfolio

▪	The portfolio’s shorter relative duration (72% of the Bloomberg Barclays U.S. Agg’s duration) added significantly to relative returns.
▪

Security selection within credit was positive as several holdings performed well, particularly Bank of America capital securities, which outperformed due to redemption by the issuer at a premium to the market price. Other outperformers included Macy’s, Rio Oil Finance Trust, and Verizon.

▪	The portfolio’s overweight to corporate bonds and underweight to U.S. Treasuries detracted from relative returns given the poor performance of credit.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 85 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The U.S. Equity Investment Committee, which is responsible for determining the asset allocation of the Balanced Fund and managing the equity portion of the Balanced Fund, is a nine-member committee with an average tenure at Dodge & Cox of 24 years. The U.S. Fixed Income Investment Committee, which is responsible for managing the debt portion of the Balanced Fund, is a ten-member committee with an average tenure of 21 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies or due to general market and economic conditions. The Fund also invests in individual bonds whose yields and market values fluctuate, so that an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment and call risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 4 ▪ DODGE & COX BALANCED FUND

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2018

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Balanced Fund	6.88%	9.62%	8.39%	8.11%
S&P 500 Index	14.37	13.42	10.17	6.46
Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Barclays U.S. Agg)	–0.40	2.27	3.72	4.70
Combined Index(a)	8.34	8.98	7.84	6.07

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of S&P Global Inc. Bloomberg is a registered trademark of Bloomberg Finance L.P. and its affiliates. Barclays® is a trademark of Barclays Bank PLC.

(a)

The Combined Index reflects an unmanaged portfolio (rebalanced monthly) of 60% of the S&P 500 Index, which is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market, and 40% of the Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Barclays U.S. Agg), which is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade, taxable fixed income securities. The Fund may, however, invest up to 75% of its total assets in equity securities.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2018	Beginning Account Value 1/1/2018	Ending Account Value 6/30/2018	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,000.20	$2.63
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.16	2.66
*	Expenses are equal to the Fund’s annualized expense ratio of 0.53%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX BALANCED FUND ▪ PAGE 5

FUND INFORMATION (unaudited)	June 30, 2018

GENERAL INFORMATION
Net Asset Value Per Share	$104.75
Total Net Assets (billions)	$15.4
Expense Ratio	0.53%
Portfolio Turnover Rate (1/1/18 to 6/30/18, unannualized)	10%
30-Day SEC Yield(a)	2.00%
Fund Inception	1931
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the U.S. Equity Investment Committee, whose nine members’ average tenure at Dodge & Cox is 24 years, and by the U.S. Fixed Income Investment Committee, whose ten members’ average tenure is 21 years.

EQUITY PORTFOLIO (71.4%)	Fund
Number of Common Stocks	65
Number of Preferred Stocks	5
Median Market Capitalization (billions)(b)	$45
Price-to-Earnings Ratio(b)(c)	13.8x
Foreign Securities not in the S&P 500(d)	7.6%

FIVE LARGEST SECTORS (%)	Common	Preferred	Fund
Financials	18.0	4.5	22.5
Health Care	15.5	—	15.5
Information Technology	11.2	—	11.2
Consumer Discretionary	9.7	0.4	10.1
Energy	6.1	—	6.1

TEN LARGEST EQUITIES (%)(e)	Common	Preferred	Fund
Wells Fargo & Co.	2.7	1.5	4.2
JPMorgan Chase & Co.	1.6	1.7	3.3
Bank of America Corp.	2.2	0.5	2.7
Comcast Corp.	2.5	—	2.5
Capital One Financial Corp.	2.4	—	2.4
Charles Schwab Corp.	2.4	—	2.4
Twenty-First Century Fox, Inc.	2.3	—	2.3
Microsoft Corp.	2.2	—	2.2
Charter Communications, Inc.	2.1	—	2.1
Alphabet, Inc.	2.1	—	2.1

ASSET ALLOCATION

FIXED INCOME PORTFOLIO (26.3%)	Fund
Number of Credit Issuers	48
Effective Duration (years)(g)	4.6

SECTOR DIVERSIFICATION (%)	Fund
U.S. Treasury(h)	3.9
Government-Related(i)	1.6
Securitized	10.9
Corporate	9.9

CREDIT QUALITY (%)(j)	Fund
U.S. Treasury/Agency/GSE(h)	13.1
Aaa	0.5
Aa	1.7
A	1.0
Baa	8.0
Ba	2.0
B	0.0
Caa	0.0

FIVE LARGEST CREDIT ISSUERS (%)(e)	Fund
Charter Communications, Inc.	0.7
Petroleos Mexicanos	0.5
State of California GO	0.5
Verizon Communications, Inc.	0.4
Cox Enterprises, Inc.	0.4

(a)	SEC Yield is an annualization of the Fund’s net investment income for the trailing 30-day period. Dividends paid by the Fund may be higher or lower than implied by the SEC Yield.
(b)	Excludes the Fund’s preferred stock positions.
(c)	Price-to-earnings (P/E) ratio is calculated using 12-month forward earnings estimates from third-party sources.
(d)	Foreign stocks are U.S. dollar denominated.
(e)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(f)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.
(g)	Interest rate derivatives reduce the duration of the fixed income portfolio by 0.2 years (i.e., total portfolio duration is 4.8 years without derivatives).
(h)	Data as presented excludes the Fund’s position in Treasury futures contracts.
(i)	The portfolio’s Government-Related holdings include tax-exempt municipal securities; the Index classifies these securities as Municipal Bonds.
(j)

The credit quality distribution shown for the Fund is based on the middle of Moody’s, S&P, and Fitch ratings, which is the methodology used by Bloomberg in constructing its indices. If a security is rated by only two agencies, the lower of the two ratings is used. Please note the Fund applies the highest of Moody’s, S&P, and Fitch ratings to determine compliance with the quality requirements stated in its prospectus. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

PAGE 6 ▪ DODGE & COX BALANCED FUND

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2018

COMMON STOCKS: 66.5%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 9.7%
AUTOMOBILES & COMPONENTS: 0.2%
Harley-Davidson, Inc.	838,400	$35,279,872
CONSUMER DURABLES & APPAREL: 0.4%
Mattel, Inc.(a)	3,618,723	59,419,431
MEDIA: 7.4%
Charter Communications, Inc., Class A(a)	1,103,207	323,471,324
Comcast Corp., Class A	12,005,348	393,895,468
DISH Network Corp., Class A(a)	1,685,032	56,633,926
News Corp., Class A	1,057,504	16,391,312
Twenty-First Century Fox, Inc., Class A	5,960,200	296,162,338
Twenty-First Century Fox, Inc., Class B	1,153,000	56,808,310

		1,143,362,678
RETAILING: 1.7%
Booking Holdings, Inc.(a)	55,400	112,300,786
Qurate Retail, Inc., Series A(a)	3,154,617	66,940,973
Target Corp.	986,200	75,069,544

		254,311,303

		1,492,373,284
CONSUMER STAPLES: 0.2%
FOOD, BEVERAGE & TOBACCO: 0.2%
Molson Coors Brewing Company, Class B	507,614	34,538,057
ENERGY: 6.1%
Anadarko Petroleum Corp.	3,878,892	284,128,839
Apache Corp.	3,704,439	173,182,523
Baker Hughes, a GE Company	3,828,100	126,442,143
Concho Resources, Inc.(a)	324,400	44,880,740
National Oilwell Varco, Inc.	2,636,000	114,402,400
Occidental Petroleum Corp.	658,814	55,129,555
Schlumberger, Ltd. (Curacao/United States)	2,033,221	136,286,804
Weatherford International PLC(a) (Ireland)	3,970,000	13,061,300

		947,514,304
FINANCIALS: 18.0%
BANKS: 7.0%
Bank of America Corp.	12,007,500	338,491,425
BB&T Corp.	1,525,584	76,950,457
JPMorgan Chase & Co.	2,429,100	253,112,220
Wells Fargo & Co.	7,400,106	410,261,877

		1,078,815,979
DIVERSIFIED FINANCIALS: 9.2%
American Express Co.	2,433,000	238,434,000
Bank of New York Mellon Corp.	4,032,400	217,467,332
Capital One Financial Corp.	4,073,559	374,360,072
Charles Schwab Corp.	7,147,200	365,221,920
Goldman Sachs Group, Inc.	989,600	218,276,072

		1,413,759,396
INSURANCE: 1.8%
AEGON NV (Netherlands)	11,908,965	70,501,073
Brighthouse Financial, Inc.(a)	337,818	13,536,367
MetLife, Inc.	4,692,300	204,584,280

		288,621,720

		2,781,197,095
HEALTH CARE: 15.5%
HEALTH CARE EQUIPMENT & SERVICES: 5.2%
Cigna Corp.	959,859	163,128,037
Danaher Corp.	376,100	37,113,548
Express Scripts Holding Co.(a)	3,867,568	298,614,925
Medtronic PLC (Ireland)	1,614,200	138,191,662
UnitedHealth Group, Inc.	639,572	156,912,595

		793,960,767

	SHARES	VALUE
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 10.3%
Alnylam Pharmaceuticals, Inc.(a)	392,300	$38,637,627
AstraZeneca PLC ADR (United Kingdom)	5,070,899	178,039,264
Bristol-Myers Squibb Co.	2,984,800	165,178,832
Eli Lilly and Co.	2,601,949	222,024,308
Gilead Sciences, Inc.	1,647,680	116,721,651
GlaxoSmithKline PLC ADR (United Kingdom)	4,545,000	183,208,950
Merck & Co., Inc.	200,603	12,176,602
Novartis AG ADR (Switzerland)	3,271,200	247,106,448
Roche Holding AG ADR (Switzerland)	6,486,000	179,208,180
Sanofi ADR (France)	6,205,265	248,272,653

		1,590,574,515

		2,384,535,282
INDUSTRIALS: 3.3%
CAPITAL GOODS: 1.2%
Johnson Controls International PLC (Ireland)	5,538,214	185,253,258
TRANSPORTATION: 2.1%
FedEx Corp.	934,354	212,154,419
Union Pacific Corp.	763,200	108,130,176

		320,284,595

		505,537,853
INFORMATION TECHNOLOGY: 11.2%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 0.3%
Maxim Integrated Products, Inc.	810,191	47,525,804
SOFTWARE & SERVICES: 6.0%
Alphabet, Inc., Class A(a)	2,000	2,258,380
Alphabet, Inc., Class C(a)	287,195	320,409,102
Dell Technologies, Inc., Class V(a)	1,438,163	121,639,827
Micro Focus International PLC ADR (United Kingdom)	3,236,727	55,898,275
Microsoft Corp.	3,446,400	339,849,504
Synopsys, Inc.(a)	401,100	34,322,127
VMware, Inc.(a)	278,000	40,857,660

		915,234,875
TECHNOLOGY, HARDWARE & EQUIPMENT: 4.9%
Cisco Systems, Inc.	3,865,200	166,319,556
Hewlett Packard Enterprise Co.	13,275,520	193,955,347
HP Inc.	7,657,773	173,754,870
Juniper Networks, Inc.	3,590,329	98,446,821
TE Connectivity, Ltd. (Switzerland)	1,368,036	123,205,322

		755,681,916

		1,718,442,595
MATERIALS: 0.6%
Celanese Corp., Series A	843,032	93,627,134

TELECOMMUNICATION SERVICES: 1.9%
AT&T, Inc.	4,316,016	138,587,274
Sprint Corp.(a)	15,802,971	85,968,162
Zayo Group Holdings, Inc.(a)	2,075,000	75,696,000

		300,251,436

TOTAL COMMON STOCKS (Cost $6,460,266,904)		$10,258,017,040

PREFERRED STOCKS: 4.9%

	PAR VALUE	VALUE
CONSUMER DISCRETIONARY: 0.4%
MEDIA: 0.4%
NBCUniversal Enterprise, Inc. 5.25%(c)	$53,210,000	$53,742,100

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 7

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2018

PREFERRED STOCKS (continued)

	PAR VALUE	VALUE
FINANCIALS: 4.5%
BANKS: 4.5%
Bank of America Corp. 6.10%(g)	$16,008,000	$16,638,715
Bank of America Corp. 6.25%(g)	52,470,000	54,831,150
Citigroup, Inc. 5.95%(g)	5,175,000	5,265,563
Citigroup, Inc. 5.95%(g)	77,327,000	78,003,611
Citigroup, Inc. 6.25%(g)	50,886,000	52,794,225
JPMorgan Chase & Co. 6.10%(g)	246,575,000	254,613,345
Wells Fargo & Co. 5.875%(g)	227,645,000	234,758,906

		696,905,515

TOTAL PREFERRED STOCKS (Cost $731,149,551)		$750,647,615

DEBT SECURITIES: 26.3%
U.S. TREASURY: 3.9%
U.S. Treasury Note/Bond
2.00%, 1/15/21	19,600,000	19,311,359
2.25%, 2/15/21	58,695,000	58,174,540
1.125%, 2/28/21	111,515,000	107,285,271
1.125%, 7/31/21	56,610,000	54,089,086
1.75%, 11/30/21	130,000,000	126,140,625
1.875%, 1/31/22	90,500,000	88,018,320
1.875%, 2/28/22	14,110,000	13,714,810
1.75%, 5/31/22	38,064,000	36,724,326
2.00%, 11/30/22	9,200,000	8,927,594
2.75%, 4/30/23	43,045,000	43,073,584
2.75%, 5/31/23	54,000,000	54,048,516

		609,508,031
GOVERNMENT-RELATED: 1.6%
FEDERAL AGENCY: 0.1%
Small Business Admin. — 504 Program
Series 1998-20I 1, 6.00%, 9/1/18	28,991	29,069
Series 1999-20F 1, 6.80%, 6/1/19	55,594	56,206
Series 2000-20D 1, 7.47%, 4/1/20	379,886	387,417
Series 2000-20E 1, 8.03%, 5/1/20	71,466	73,208
Series 2000-20G 1, 7.39%, 7/1/20	157,621	160,681
Series 2000-20I 1, 7.21%, 9/1/20	78,357	79,757
Series 2001-20E 1, 6.34%, 5/1/21	308,426	315,808
Series 2001-20G 1, 6.625%, 7/1/21	362,110	371,781
Series 2003-20J 1, 4.92%, 10/1/23	1,309,267	1,353,486
Series 2007-20F 1, 5.71%, 6/1/27	1,653,329	1,723,454

		4,550,867
FOREIGN AGENCY: 0.6%
Petroleo Brasileiro SA (Brazil)
4.375%, 5/20/23	7,620,000	7,118,985
5.999%, 1/27/28(c)	13,335,000	12,068,175
Petroleos Mexicanos (Mexico)
6.875%, 8/4/26	13,775,000	14,477,525
6.50%, 3/13/27	18,400,000	18,823,200
6.625%, 6/15/35	9,425,000	9,212,937
6.375%, 1/23/45	20,125,000	18,535,125
6.35%, 2/12/48(c)	15,466,000	13,996,730

		94,232,677
LOCAL AUTHORITY: 0.9%
New Jersey Turnpike Authority RB 7.102%, 1/1/41	12,436,000	17,502,924
State of California GO
7.50%, 4/1/34	13,470,000	18,918,480
7.55%, 4/1/39	14,475,000	21,345,414
7.30%, 10/1/39	18,730,000	26,536,664
7.625%, 3/1/40	4,590,000	6,769,516
State of Illinois
GO 5.877%, 3/1/19	10,225,000	10,406,187
5.00%, 11/1/20	8,000,000	8,309,280
5.00%, 11/1/21	10,500,000	11,017,125

	PAR VALUE	VALUE
5.10%, 6/1/33	$22,615,000	$21,401,931

		142,207,521

		240,991,065
SECURITIZED: 10.9%
ASSET-BACKED: 1.8%
Auto Loan: 0.2%
Ford Credit Auto Owner Trust
Series 2015-REV1 A, 2.12%, 7/15/26(c)	16,450,000	16,228,849
Series 2017-REV2 A, 2.36%, 3/15/29(c)	6,721,000	6,481,303

		22,710,152
Credit Card: 0.3%
Bank of America Credit Card Trust Series 2018-A1 A1, 2.70%, 7/17/23	44,399,000	44,126,186
Other: 0.4%
Rio Oil Finance Trust (Brazil)
9.25%, 7/6/24(c)	23,777,853	25,442,302
9.75%, 1/6/27(c)	32,740,283	35,089,726

		60,532,028
Student Loan: 0.9%
Navient Student Loan Trust
USD LIBOR 1-Month +1.15%, 3.241%, 7/26/66(c)	6,902,000	7,069,868
+0.75%, 2.841%, 3/25/67(c)	86,422,000	86,275,783
SLM Student Loan Trust
USD LIBOR 1-Month +0.75%, 2.841%, 1/25/45(c)	43,864,456	44,084,888
SLM Student Loan Trust (Private Loans)
Series 2014-A A2A, 2.59%, 1/15/26(c)	2,638,718	2,632,933
Series 2012-B A2, 3.48%, 10/15/30(c)	106,012	106,058
Series 2012-E A2A, 2.09%, 6/15/45(c)	4,399,944	4,388,775
Series 2012-C A2, 3.31%, 10/15/46(c)	1,183,810	1,184,777

		145,743,082

		273,111,448
CMBS: 0.2%
Agency CMBS: 0.2%
Fannie Mae Multifamily DUS
Pool AL8144, 2.404%, 10/1/22	7,768,330	7,664,873
Pool AL9086, 2.31%, 7/1/23	1,672,449	1,634,668
Freddie Mac Multifamily Interest Only
Series K055 X1, 1.501%, 3/25/26(f)	10,603,108	915,927
Series K056 X1, 1.401%, 5/25/26(f)	4,647,562	375,279
Series K057 X1, 1.326%, 7/25/26(f)	3,806,736	296,199
Series K064 X1, 0.744%, 3/25/27(f)	9,555,949	432,371
Series K065 X1, 0.815%, 4/25/27(f)	44,330,103	2,235,288
Series K066 X1, 0.891%, 6/25/27(f)	38,029,542	2,150,898
Series K069 X1, 0.497%, 9/25/27(f)	238,762,899	7,310,371

		23,015,874
MORTGAGE-RELATED: 8.9%
Federal Agency CMO & REMIC: 1.6%
Dept. of Veterans Affairs
Series 1995-1 1, 6.877%, 2/15/25(f)	211,388	223,708
Series 1995-2C 3A, 8.793%, 6/15/25	101,622	114,083
Series 2002-1 2J, 6.50%, 8/15/31	7,040,514	7,857,054
Fannie Mae
Trust 2002-33 A1, 7.00%, 6/25/32	1,474,075	1,682,985
Trust 2009-66 ET, 6.00%, 5/25/39	1,370,777	1,424,636
Trust 2009-30 AG, 6.50%, 5/25/39	1,652,575	1,781,890
Trust 2001-T7 A1, 7.50%, 2/25/41	1,140,153	1,290,488
Trust 2001-T5 A3, 7.50%, 6/19/41(f)	492,172	549,535
Trust 2001-T4 A1, 7.50%, 7/25/41	1,199,398	1,365,202
Trust 2001-T8 A1, 7.50%, 7/25/41	1,233,968	1,392,295
Trust 2001-W3 A, 7.00%, 9/25/41(f)	779,685	820,652
Trust 2001-T10 A2, 7.50%, 12/25/41	910,634	1,033,560
Trust 2013-106 MA, 4.00%, 2/25/42	7,772,214	7,922,218
Trust 2002-W6 2A1, 7.00%, 6/25/42(f)	1,230,293	1,323,831

PAGE 8 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2018

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
Trust 2002-W8 A2, 7.00%, 6/25/42	$1,559,107	$1,763,944
Trust 2003-W2 1A1, 6.50%, 7/25/42	2,574,148	2,824,167
Trust 2003-W2 1A2, 7.00%, 7/25/42	1,059,038	1,189,657
Trust 2003-W4 4A, 7.50%, 10/25/42(f)	1,228,717	1,346,173
Trust 2012-121 NB, 7.00%, 11/25/42	1,821,863	2,029,567
Trust 2004-T1 1A2, 6.50%, 1/25/44	1,573,249	1,750,135
Trust 2004-W2 5A, 7.50%, 3/25/44	2,416,888	2,666,733
Trust 2004-W8 3A, 7.50%, 6/25/44	406,818	460,952
Trust 2005-W4 1A2, 6.50%, 8/25/45	3,870,463	4,287,075
Trust 2009-11 MP, 7.00%, 3/25/49	3,494,768	3,873,236
USD LIBOR 1-month
+0.55%, 2.641%, 9/25/43	7,607,643	7,699,703
Freddie Mac
Series 1078 GZ, 6.50%, 5/15/21	38,995	39,750
Series 16 PK, 7.00%, 8/25/23	1,239,387	1,315,918
Series T-48 1A4, 5.538%, 7/25/33	24,022,098	25,533,156
Series T-51 1A, 6.50%, 9/25/43(f)	163,871	183,605
Series T-59 1A1, 6.50%, 10/25/43	8,531,410	9,735,625
Series 4281 BC, 4.50%, 12/15/43(f)	45,919,987	48,093,609
USD LIBOR 1-month
+0.61%, 2.683%, 9/15/43	16,569,761	16,791,170
Ginnie Mae
USD LIBOR 1-Month
+0.62%, 2.537%, 9/20/64	3,887,380	3,911,387
USD LIBOR 12-Month
+0.23%, 2.01%, 10/20/67	22,350,719	22,498,945
+0.23%, 2.01%, 10/20/67	13,815,039	13,899,217
+0.06%, 2.35%, 12/20/67	35,989,960	35,901,205
+0.08%, 2.81%, 5/20/68	10,085,980	9,997,334

		246,574,400
Federal Agency Mortgage Pass-Through: 7.3%
Fannie Mae, 15 Year
6.50%, 7/1/18-11/1/18	401	400
7.00%, 11/1/18	627	627
6.00%, 12/1/18-3/1/22	139,012	142,471
4.50%, 1/1/25-1/1/27	8,924,329	9,214,496
3.50%, 11/1/25-12/1/29	24,502,316	24,829,946
Fannie Mae, 20 Year
4.00%, 11/1/30-2/1/37	45,056,337	46,529,931
4.50%, 1/1/31-12/1/34	68,400,991	71,490,710
3.50%, 6/1/35-4/1/37	81,687,078	82,441,207
Fannie Mae, 30 Year
6.50%, 12/1/28-8/1/39	15,946,349	17,711,623
5.50%, 7/1/33-8/1/37	10,336,174	11,234,480
6.00%, 9/1/36-8/1/37	14,395,087	15,869,977
7.00%, 8/1/37	418,485	481,619
4.50%, 1/1/39-5/1/48	242,983,371	254,369,749
Fannie Mae, 40 Year
4.50%, 6/1/56	41,498,068	43,418,561
Fannie Mae, Hybrid ARM
1-Year U.S. Treasury CMT +2.04%, 3.186%, 9/1/34	803,338	844,114
USD LIBOR 12-Month
+1.36%, 3.107%, 12/1/34	1,301,079	1,350,168
+1.58%, 3.524%, 1/1/35	838,797	876,180
+1.52%, 3.314%, 8/1/35	778,218	808,941
+1.64%, 3.767%, 5/1/37	1,009,181	1,052,310
+1.85%, 4.189%, 7/1/39	1,505,659	1,591,271
+1.78%, 3.772%, 11/1/40	1,817,059	1,878,228
+1.78%, 3.628%, 12/1/40	3,551,714	3,656,289
+1.58%, 2.683%, 11/1/43	4,212,876	4,379,791
+1.55%, 2.694%, 4/1/44	10,037,276	10,384,276
+1.60%, 2.817%, 11/1/44	17,880,930	17,950,112
+1.60%, 2.808%, 12/1/44	12,834,503	12,880,557
+1.59%, 2.89%, 9/1/45	3,558,160	3,558,452
+1.59%, 2.845%, 12/1/45	16,437,597	16,444,571
+1.59%, 2.664%, 1/1/46	14,300,264	14,256,807

	PAR VALUE	VALUE
+1.61%, 3.182%, 6/1/47	$13,079,314	$13,131,097
+1.61%, 3.143%, 7/1/47	17,907,704	17,959,748
+1.60%, 2.729%, 8/1/47	21,901,771	21,884,158
USD LIBOR 6-Month
+1.54%, 3.731%, 1/1/35	1,455,543	1,505,507
Freddie Mac, Hybrid ARM
1-Year U.S. Treasury CMT
+2.25%, 3.496%, 10/1/35	1,883,253	1,988,470
USD LIBOR 12-Month
+1.96%, 4.519%, 5/1/34	1,700,975	1,804,028
+1.56%, 3.941%, 4/1/37	1,833,659	1,905,680
+1.79%, 3.543%, 9/1/37	1,123,568	1,178,224
+1.94%, 3.704%, 1/1/38	256,508	268,277
+2.06%, 4.024%, 2/1/38	3,094,697	3,249,185
+1.96%, 3.832%, 7/1/38	219,162	231,402
+1.73%, 3.653%, 10/1/38	999,060	1,045,179
+1.79%, 3.617%, 10/1/41	852,473	866,943
+1.79%, 2.594%, 8/1/42	7,024,825	7,328,529
+1.62%, 2.952%, 5/1/44	11,638,014	11,695,984
+1.61%, 2.994%, 5/1/44	1,629,061	1,637,842
+1.62%, 2.934%, 6/1/44	3,621,306	3,635,593
+1.62%, 3.148%, 6/1/44	4,374,614	4,412,771
+1.63%, 3.078%, 1/1/45	20,113,120	20,216,824
+1.62%, 2.735%, 10/1/45	9,450,940	9,434,276
+1.62%, 2.822%, 10/1/45	10,638,941	10,627,270
+1.63%, 3.239%, 7/1/47	10,621,480	10,662,013
Freddie Mac Gold, 15 Year
4.50%, 9/1/24-9/1/26	6,101,367	6,303,769
Freddie Mac Gold, 20 Year
6.50%, 10/1/26	2,939,920	3,174,471
4.50%, 4/1/31-6/1/31	8,505,303	8,882,631
Freddie Mac Gold, 30 Year
7.75%, 7/25/21	118,780	121,333
7.47%, 3/17/23	62,337	65,237
6.50%, 12/1/32-4/1/33	4,761,809	5,303,125
7.00%, 11/1/37-9/1/38	3,828,267	4,242,612
5.50%, 12/1/37	539,567	585,926
6.00%, 2/1/39	1,345,484	1,484,079
4.50%, 9/1/41-8/1/47	273,278,595	285,187,404
Ginnie Mae, 30 Year
7.97%, 4/15/20-1/15/21	96,580	99,756
7.50%, 11/15/24-10/15/25	514,324	558,577

		1,132,325,784

		1,378,900,184

		1,675,027,506
CORPORATE: 9.9%
FINANCIALS: 3.5%
Bank of America Corp.
3.004%, 12/20/23(g)	36,273,000	35,172,858
4.20%, 8/26/24	5,825,000	5,852,982
4.25%, 10/22/26	2,970,000	2,933,823
4.183%, 11/25/27	7,925,000	7,715,170
Barclays PLC (United Kingdom)
4.375%, 9/11/24	18,275,000	17,755,624
4.836%, 5/9/28	4,525,000	4,271,849
BNP Paribas SA (France) 4.25%, 10/15/24	31,175,000	30,748,394
4.375%, 9/28/25(c)	20,120,000	19,630,716
4.375%, 5/12/26(c)	8,000,000	7,758,954
4.625%, 3/13/27(c)	4,275,000	4,194,545
Boston Properties, Inc. 3.85%, 2/1/23	7,800,000	7,837,191
3.125%, 9/1/23	17,550,000	17,061,879
3.80%, 2/1/24	5,000,000	4,972,971
3.65%, 2/1/26	4,450,000	4,290,620
Capital One Financial Corp.
3.50%, 6/15/23	21,006,000	20,512,981
4.20%, 10/29/25	10,175,000	9,878,512

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 9

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2018

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
Cigna Corp.
7.875%, 5/15/27	$17,587,000	$21,808,414
Citigroup, Inc.
4.00%, 8/5/24	5,925,000	5,822,890
USD LIBOR 3-Month
+6.37%, 8.729%, 10/30/40(b)	37,080,925	40,195,723
Equity Residential
3.00%, 4/15/23	14,775,000	14,413,524
2.85%, 11/1/26	6,000,000	5,566,496
HSBC Holdings PLC (United Kingdom)
4.30%, 3/8/26	4,600,000	4,610,229
6.50%, 5/2/36	27,355,000	31,704,398
6.50%, 9/15/37	12,665,000	14,766,170
JPMorgan Chase & Co.
8.75%, 9/1/30(b)	23,042,000	31,686,550
Lloyds Banking Group PLC (United Kingdom)
4.50%, 11/4/24	19,575,000	19,343,741
4.65%, 3/24/26	11,100,000	10,917,991
Royal Bank of Scotland Group PLC (United Kingdom)
6.125%, 12/15/22	43,156,000	45,404,273
6.00%, 12/19/23	8,825,000	9,257,411
Unum Group
7.19%, 2/1/28	8,305,000	9,526,288
7.25%, 3/15/28	2,030,000	2,408,273
6.75%, 12/15/28	11,368,000	13,130,630
Wells Fargo & Co.
2.15%, 12/6/19	19,500,000	19,286,948
4.10%, 6/3/26	3,376,000	3,307,037
4.30%, 7/22/27	21,995,000	21,667,710
USD LIBOR 3-Month
+0.65%, 2.964%, 12/6/19	11,575,000	11,652,367

		537,066,132
INDUSTRIALS: 6.0%
AT&T, Inc.
5.35%, 9/1/40	27,575,000	26,894,215
4.75%, 5/15/46	7,000,000	6,248,212
5.65%, 2/15/47	5,175,000	5,207,418
4.50%, 3/9/48	24,560,000	21,080,733
Bayer AG (Germany)
3.875%, 12/15/23(c)	6,175,000	6,172,947
4.25%, 12/15/25(c)	6,600,000	6,637,963
4.375%, 12/15/28(c)	18,700,000	18,727,740
BHP Billiton, Ltd. (Australia)
6.75%, 10/19/75(b)(c)(g)	7,525,000	8,160,863
Burlington Northern Santa Fe LLC(e)
5.72%, 1/15/24	3,127,484	3,330,911
5.342%, 4/1/24	6,179,946	6,434,989
5.629%, 4/1/24	9,789,896	10,460,474
Cemex SAB de CV (Mexico)
6.00%, 4/1/24(c)	10,575,000	10,720,406
5.70%, 1/11/25(c)	22,475,000	22,216,538
6.125%, 5/5/25(c)	8,100,000	8,233,650
Charter Communications, Inc.
8.75%, 2/14/19	7,840,000	8,101,661
8.25%, 4/1/19	21,815,000	22,627,462
4.125%, 2/15/21	2,260,000	2,271,363
4.908%, 7/23/25	11,600,000	11,711,284
4.20%, 3/15/28	5,000,000	4,679,064
6.55%, 5/1/37	11,000,000	11,662,846
6.75%, 6/15/39	6,160,000	6,563,178
6.484%, 10/23/45	31,570,000	33,253,516
5.375%, 5/1/47	4,100,000	3,720,526
Comcast Corp.
3.999%, 11/1/49	3,772,000	3,331,344

	PAR VALUE	VALUE
Cox Enterprises, Inc.
3.25%, 12/15/22(c)	$6,240,000	$6,059,353
2.95%, 6/30/23(c)	37,166,000	35,198,191
3.85%, 2/1/25(c)	24,125,000	23,626,055
CRH PLC (Ireland)
3.875%, 5/18/25(c)	17,100,000	16,860,844
CVS Health Corp.
3.70%, 3/9/23	13,650,000	13,511,042
4.10%, 3/25/25	4,275,000	4,251,574
4.30%, 3/25/28	9,425,000	9,293,236
4.78%, 3/25/38	5,125,000	5,065,851
Dell Technologies, Inc.
5.45%, 6/15/23(c)	14,966,000	15,651,967
Dillard’s, Inc.
7.875%, 1/1/23	8,660,000	9,636,231
7.75%, 7/15/26	50,000	56,276
7.75%, 5/15/27	540,000	607,179
7.00%, 12/1/28	15,135,000	16,385,364
DowDuPont, Inc.
7.375%, 11/1/29	17,000,000	21,186,323
9.40%, 5/15/39	5,677,000	8,742,176
Ford Motor Credit Co. LLC(e)
2.681%, 1/9/20	13,000,000	12,877,673
5.75%, 2/1/21	12,700,000	13,335,381
5.875%, 8/2/21	12,945,000	13,722,173
4.25%, 9/20/22	4,243,000	4,277,199
Imperial Brands PLC (United Kingdom)
3.75%, 7/21/22(c)	10,475,000	10,394,014
4.25%, 7/21/25(c)	44,175,000	43,959,688
Kinder Morgan, Inc.
4.30%, 6/1/25	11,050,000	10,992,220
5.50%, 3/1/44	25,893,000	25,700,023
5.40%, 9/1/44	20,119,000	19,515,030
Macy’s, Inc.
6.70%, 7/15/34	5,890,000	6,137,551
Naspers, Ltd. (South Africa)
6.00%, 7/18/20(c)	16,900,000	17,628,221
5.50%, 7/21/25(c)	20,075,000	20,647,138
4.85%, 7/6/27(c)	14,200,000	13,898,704
RELX PLC (United Kingdom)
3.125%, 10/15/22	17,458,000	17,122,905
Telecom Italia SPA (Italy)
7.175%, 6/18/19	27,527,000	28,310,143
5.303%, 5/30/24(c)	10,225,000	10,084,406
7.20%, 7/18/36	11,596,000	12,012,296
7.721%, 6/4/38	7,062,000	7,591,650
TransCanada Corp. (Canada)
5.625%, 5/20/75(b)(g)	20,570,000	20,055,750
5.875%, 8/15/76(b)(g)	4,500,000	4,455,000
5.30%, 3/15/77(b)(g)	20,885,000	19,747,081
Twenty-First Century Fox, Inc.
6.15%, 3/1/37	15,000,000	17,583,090
6.65%, 11/15/37	4,638,000	5,753,485
Ultrapar Participacoes SA (Brazil)
5.25%, 10/6/26(c)	12,050,000	11,170,350
Union Pacific Corp.
6.176%, 1/2/31	7,733,557	8,476,559
Verizon Communications, Inc.
4.272%, 1/15/36	11,847,000	10,922,063
4.522%, 9/15/48	7,000,000	6,376,787
5.012%, 4/15/49	49,149,000	47,825,625
Xerox Corp.
4.50%, 5/15/21	13,311,000	13,483,949
Zoetis, Inc.
3.25%, 2/1/23	2,150,000	2,116,153
4.50%, 11/13/25	17,545,000	18,149,954

		928,903,226

PAGE 10 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2018

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
UTILITIES: 0.4%
Dominion Energy, Inc.
4.104%, 4/1/21	$5,300,000	$5,373,935
5.75%, 10/1/54(b)(g)	22,950,000	23,913,900
Enel SPA (Italy)
6.80%, 9/15/37(c)	13,700,000	16,363,330
6.00%, 10/7/39(c)	13,352,000	14,829,167

		60,480,332

		1,526,449,690

TOTAL DEBT SECURITIES (Cost $4,024,122,463)		$4,051,976,292

EQUITY INDEX PUT OPTIONS PURCHASED: 0.6%

	CONTRACTS	VALUE
Counterparty: Barclays S&P 500 Index, 3/15/19 at $2,675 Notional Amount $13,591,850	5,000	$584,402
S&P 500 Index, 6/21/19 at $2,775 Notional Amount $475,714,750	175,000	30,817,502
Counterparty: Goldman Sachs
S&P 500 Index, 12/21/18 at $2,550 Notional Amount $407,755,500	150,000	9,142,489
S&P 500 Index, 3/15/19 at $2,700 Notional Amount $407,755,500	150,000	18,630,001
Counterparty: JPMorgan
S&P 500 Index, 12/21/18 at $2,375 Notional Amount $135,918,500	50,000	1,732,572
S&P 500 Index, 12/21/18 at $2,475 Notional Amount $271,837,000	100,000	4,770,092
S&P 500 Index, 12/21/18 at $2,575 Notional Amount $339,796,250	125,000	8,243,760
S&P 500 Index, 6/21/19 at $2,750 Notional Amount $407,755,500	150,000	24,974,999

TOTAL EQUITY INDEX PUT OPTIONS PURCHASED (Cost $140,034,140)		$98,895,817

SHORT-TERM INVESTMENTS: 3.1%

	PAR VALUE/ SHARES	VALUE
REPURCHASE AGREEMENT: 2.7%
Fixed Income Clearing Corporation(d) 1.20%, dated 6/29/18, due 7/2/18, maturity value $409,348,931	$409,308,000	$409,308,000

MONEY MARKET FUND: 0.4%
State Street Institutional U.S. Government Money Market Fund	62,957,318	62,957,318

TOTAL SHORT-TERM INVESTMENTS (Cost $472,265,318)		$472,265,318

TOTAL INVESTMENTS IN SECURITIES (Cost $11,827,838,376)	101.4%	$15,631,802,082
OTHER ASSETS LESS LIABILITIES	(1.4%)	(221,171,337)

NET ASSETS	100.0%	$15,410,630,745

(a)	Non-income producing
(b)	Hybrid security
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by Dodge & Cox, investment manager, pursuant to procedures approved by the Fund’s Board of Trustees.

(d)	Repurchase agreement is collateralized by U.S. Treasury Notes 2.125%-2.625%, 6/15/21-8/15/21. Total collateral value is $417,496,972.
(e)	Subsidiary (see below)
(f)

Variable rate security: interest rate is determined by the interest rates of underlying pool of assets that collateralize the security. The interest rate of the security may change due to a change in the interest rates or the composition of underlying pool of assets. The interest rate shown is the rate as of period end.

(g)

Variable rate security: fixed-to-float security pays an initial fixed interest rate and will pay a floating interest rate established at a predetermined time in the future. The interest rate shown is the rate as of period end.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed — the country of incorporation and the country designated by an appropriate index, respectively.

Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.

Debt securities with floating interest rates are linked to the referenced benchmark; the interest rate shown is the rate as of period end.

ADR: American Depositary Receipt

ARM: Adjustable Rate Mortgage

CMBS: Commercial Mortgage-Backed Security

CMO: Collateralized Mortgage Obligation

CMT: Constant Maturity Treasury

DUS: Delegated Underwriting and Servicing

GO: General Obligation

RB: Revenue Bond

REMIC: Real Estate Mortgage Investment Conduit

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation (Depreciation)
Ultra Long-Term U.S. Treasury Bond—Short Position	368	9/19/18	$(58,719,000)	$(1,304,240)

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 11

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2018
ASSETS:
Investments in securities, at value (cost $11,827,838,376)	$15,631,802,082
Deposits with broker for futures contracts	1,749,000
Receivable for variation margin for futures contracts	26,997
Receivable for investments sold	193,589,075
Receivable for Fund shares sold	4,699,305
Dividends and interest receivable	51,567,955
Prepaid expenses and other assets	31,567

15,883,465,981

LIABILITIES:
Cash received as collateral for options purchased	101,490,000
Payable for investments purchased	13,372,245
Payable for Fund shares redeemed	350,813,233
Management fees payable	6,530,200
Accrued expenses	629,558

472,835,236

NET ASSETS	$15,410,630,745

NET ASSETS CONSIST OF:
Paid in capital	$11,079,900,408
Undistributed net investment income	1,732,979
Undistributed net realized gain	526,337,892
Net unrealized appreciation	3,802,659,466

$15,410,630,745

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	147,111,644
Net asset value per share	$104.75

STATEMENT OF OPERATIONS (unaudited)

Six Months Ended June 30, 2018
INVESTMENT INCOME:
Dividends (net of foreign taxes of $4,001,601)	$114,154,250
Interest	98,047,898

212,202,148

EXPENSES:
Management fees	40,100,626
Custody and fund accounting fees	118,347
Transfer agent fees	769,089
Professional services	83,628
Shareholder reports	193,154
Registration fees	121,365
Trustees’ fees	162,083
ADR depositary service fees	870,548
Miscellaneous	112,994

42,531,834

NET INVESTMENT INCOME	169,670,314

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain
Investments in securities	597,157,601
Futures contracts	9,594,349
Net change in unrealized appreciation/depreciation
Investments in securities	(771,325,579)
Futures contracts	(1,610,904)

Net realized and unrealized loss	(166,184,533)

NET CHANGE IN NET ASSETS FROM OPERATIONS	$3,485,781

STATEMENT OF CHANGES IN NET ASSETS (unaudited)

	Six Months Ended June 30, 2018	Year Ended December 31, 2017
OPERATIONS:
Net investment income	$169,670,314	$337,024,067
Net realized gain (loss)	606,751,950	858,113,109
Net change in unrealized appreciation/depreciation	(772,936,483)	694,677,141

	3,485,781	1,889,814,317

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(170,207,925)	(338,037,335)
Net realized gain	(168,863,143)	(994,897,721)

Total distributions	(339,071,068)	(1,332,935,056)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	620,126,191	1,562,877,163
Reinvestment of distributions	320,295,877	1,265,331,879
Cost of shares redeemed	(1,581,170,811)	(2,379,686,448)

Net change from Fund share transactions	(640,748,743)	448,522,594

Total change in net assets	(976,334,030)	1,005,401,855

NET ASSETS:
Beginning of period	16,386,964,775	15,381,562,920

End of period (including undistributed net investment income of $1,732,979 and $2,270,590, respectively)	$15,410,630,745	$16,386,964,775

SHARE INFORMATION:
Shares sold	5,782,330	14,655,810
Distributions reinvested	3,074,442	11,918,105
Shares redeemed	(14,896,810)	(22,251,076)

Net change in shares outstanding	(6,040,038)	4,322,839

PAGE 12 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Balanced Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on June 26, 1931, and seeks regular income, conservation of principal, and an opportunity for long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business. Portfolio securities and other financial instruments for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security.

Debt securities, certain preferred stocks, and derivatives traded over the counter are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities. All securities held by the Fund are denominated in U.S. dollars.

If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Foreign taxes The Fund may be subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax

DODGE & COX BALANCED FUND ▪ PAGE 13

NOTES TO FINANCIAL STATEMENTS (unaudited)

reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts, if any, are reported in “dividends and interest receivable” in the Statement of Assets and Liabilities.

Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2018:

Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks(b)	$10,258,017,040	$—
Preferred Stocks	—	750,647,615
Debt Securities
U.S. Treasury	—	609,508,031
Government-Related	—	240,991,065
Securitized	—	1,675,027,506
Corporate	—	1,526,449,690
Equity Index Put Options Purchased	—	98,895,817
Short-term Investments
Repurchase Agreement	—	409,308,000
Money Market Fund	62,957,318	—

Total Securities	$10,320,974,358	$5,310,827,724

Other Investments
Futures Contracts
Depreciation	$(1,304,240)	—

(a)

There were no transfers between Level 1 and Level 2 during the period. There were no Level 3 securities at June 30, 2018 and December 31, 2017, and there were no transfers to Level 3 during the period.

(b)	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.

NOTE 3—DERIVATIVE INSTRUMENTS

The Fund entered into various transactions involving derivative instruments, including Treasury futures contracts and purchased equity index put options, in connection with its investment strategy. The Fund may use derivatives to minimize the impact of losses to one or more of its investments (as a “hedging technique”) or to implement its investment strategy.

The Fund has entered into over-the-counter derivatives, such as put options (each, an “OTC Derivative”). Each OTC Derivative is subject to a negotiated master agreement (based on a form published by the International Swaps and Derivatives Association (“ISDA”)) governing all OTC Derivatives between the Fund and the relevant dealer counterparty. The master agreements specify (i) events of default and other events permitting a party to terminate some or all of the OTC Derivatives thereunder and (ii) the process by which those OTC Derivatives will be valued for purposes of determining termination payments. If some or all of the OTC Derivatives under a master agreement are terminated because of an event of default or similar event, the values of all terminated OTC Derivatives must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into OTC Derivatives only with counterparties it believes to be of good credit quality, by exchanging collateral, and by monitoring the financial stability of those counterparties.

PAGE 14 ▪ DODGE & COX BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of futures contracts. Futures contracts are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund has maintained short Treasury futures contracts to assist with the management of the portfolio’s interest rate exposure. During the six months ended June 30, 2018, these Treasury futures contracts had notional values up to 2% of net assets.

Equity index put options An equity index put option gives its holder the right (but not the obligation) to sell the future value of an equity stock index, such as the S&P 500 index, at a predetermined strike price. A put option has value at its expiration if the index price is lower than the strike price. The buyer of an equity index put option pays a premium amount to purchase the contract, but has no payment obligations thereafter. Cash collateral received from the counterparty is recorded in the Statement of Assets and Liabilities. Changes in the value of open equity index put options are recorded as unrealized appreciation or depreciation and realized gains or losses are recorded at the closing or expiration of the options in the Statement of Operations within investments in securities. For the six months ended June 30, 2018, the change in unrealized appreciation/depreciation and realized gain (loss) was ($41,138,323) and ($59,301,025), respectively.

The Fund purchased over-the-counter equity index put options to hedge against a general downturn in the equity markets. During the six months ended June 30, 2018, these equity index put options had values up to 1% of net assets.

Additional derivative information For financial reporting purposes, the Fund does not offset OTC Derivative assets and liabilities that are subject to a master netting arrangement in the Statement of Assets and Liabilities. OTC Derivatives are presented in the Statement of Assets and Liabilities as investments. Collateral held by the Fund for OTC Derivatives are reported gross and presented as “Cash received as collateral for options purchased” in the Statement of Assets and Liabilities.

The netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA master agreement. The following table presents the Fund’s net exposure for OTC Derivatives that are subject to enforceable master netting arrangements as of June 30, 2018. The net amount represents the receivable from (payable to) the counterparty in the event of a default.

Counterparty	Gross OTC Derivative Assets	Gross OTC Derivative Liabilities	Cash Collateral Pledged/ (Received)(a)	Net Amount
Barclays	$31,401,904	$—	$(31,401,904)	$—
JPMorgan	27,772,490	—	(27,772,490)	—
Goldman Sachs	39,721,423	—	(39,721,423)	—

Total	$98,895,817	$—	$(98,895,817)	$—

(a)	Cash collateral received in excess of OTC Derivative assets/liabilities, if any, is not presented. Total cash collateral received is presented in the Statement of Assets and Liabilities.

NOTE 4—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays a management fee monthly at an annual rate of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 5—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), certain dividends, derivatives, and Treasury Inflation-Protected Securities.

Distributions during the periods noted below were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
Ordinary income	$170,207,925		$381,953,061
	($1.130 per share	)	($2.589 per share	)
Long-term capital gain	$168,863,143		$950,981,995
	($1.116 per share	)	($6.491 per share	)

DODGE & COX BALANCED FUND ▪ PAGE 15

NOTES TO FINANCIAL STATEMENTS (unaudited)

The components of distributable earnings on a tax basis are reported as of the Fund’s most recent year end. At December 31, 2017, the tax basis components of distributable earnings were as follows:

Undistributed ordinary income	$2,283,411
Undistributed long-term capital gain	168,781,846
Deferred loss(a)	(76,090,802)

At June 30, 2018, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes was as follows:

Tax cost	$11,830,324,642

Unrealized appreciation	4,117,701,155
Unrealized depreciation	(317,527,955)

Net unrealized appreciation	3,800,173,200

(a)	Represents capital loss incurred between November 1, 2017 and December 31, 2017. As permitted by tax regulation, the Fund has elected to treat this loss as arising in 2018.

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 6—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the six months ended June 30, 2018, the Fund’s commitment fee amounted to $46,308 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 7—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2018, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,217,687,610 and $1,724,288,872, respectively. For the six months ended June 30, 2018, purchases and sales of U.S. government securities aggregated $433,077,720 and $634,277,584, respectively.

NOTE 8—NEW ACCOUNTING GUIDANCE

In March 2017, the Financial Accounting Standards Board issued an update to amend the amortization period for certain purchased callable debt securities held at a premium. The amendments shorten the amortization period for premiums to the earliest call date, but do not require an accounting change for securities held at a discount. The amendments are effective for financial statements for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statements and disclosures.

NOTE 9—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2018, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 16 ▪ DODGE & COX BALANCED FUND

FINANCIAL HIGHLIGHTS (unaudited)

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,
	2018		2017	2016	2015	2014	2013

Net asset value, beginning of period	$107.00		$103.35	$94.42	$102.48	$98.30	$78.06
Income from investment operations:
Net investment income	1.13		2.28	2.34	2.06	2.03	1.66
Net realized and unrealized gain (loss)	(1.13)		10.45	12.89	(4.99)	6.59	20.30

Total from investment operations	—		12.73	15.23	(2.93)	8.62	21.96

Distributions to shareholders from:
Net investment income	(1.13)		(2.29)	(2.34)	(2.06)	(2.03)	(1.65)
Net realized gain	(1.12)		(6.79)	(3.96)	(3.07)	(2.41)	(0.07)

Total distributions	(2.25)		(9.08)	(6.30)	(5.13)	(4.44)	(1.72)

Net asset value, end of period	$104.75		$107.00	$103.35	$94.42	$102.48	$98.30

Total return	0.02%		12.59%	16.55%	(2.88)%	8.85%	28.37%
Ratios/supplemental data:
Net assets, end of period (millions)	$15,411		$16,387	$15,382	$14,269	$15,465	$14,404
Ratio of expenses to average net assets	0.53	%(a)	0.53%	0.53%	0.53%	0.53%	0.53%
Ratio of net investment income to average net assets	2.12	%(a)	2.12%	2.41%	2.03%	2.00%	1.85%
Portfolio turnover rate	10%		19%	24%	20%	23%	25%
(a)	Annualized

See accompanying Notes to Financial Statements

DODGE & COX BALANCED FUND ▪ PAGE 17

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the SEC on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 800-SEC-0330. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

PAGE 18 ▪ DODGE & COX BALANCED FUND

TRUSTEES AND EXECUTIVE OFFICERS

Charles F. Pohl, Chairman and Trustee

Chairman, Dodge & Cox

Dana M. Emery, President and Trustee

Chief Executive Officer and President, Dodge & Cox

Caroline M. Hoxby, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institution

Thomas A. Larsen, Independent Trustee

Former Senior Counsel, Arnold & Porter Kaye Scholer LLP

Ann Mather, Independent Trustee

Former Executive Vice President, Chief Financial Officer, and Company Secretary, Pixar Animation Studios

Robert B. Morris III, Independent Trustee

Former Partner and Managing director - Global Investment Research, Goldman Sachs; former Advisory Director, The Presidio Group

Gary Roughead, Independent Trustee

Robert and Marion Oster Distinguished Military Fellow, Hoover Institution; former U.S. Navy Chief of Naval Operations

Mark E. Smith, Independent Trustee

Former Executive Vice President and Managing Director-Fixed Income, Loomis Sayles & Company, L.P.

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; and former Under Secretary for International Affairs, United States Treasury

Diana S. Strandberg, Senior Vice President

Senior Vice President and Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President and Assistant Treasurer, Dodge & Cox

Katherine M. Primas, Chief Compliance Officer

Vice President and Chief Compliance Officer, Dodge & Cox

Roberta R.W. Kameda, Secretary

Vice President, General Counsel, and Secretary, Dodge & Cox

William W. Strickland, Vice President, Assistant Secretary, and Assistant Treasurer

Vice President and Chief Operating Officer, Dodge & Cox

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.

DODGE & COX BALANCED FUND ▪ PAGE 19

Balanced Fund

dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o DST Asset Manager Solutions, Inc.

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2018, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

DODGE & COX FUNDS®

2018

Semi-Annual Report

June 30, 2018

Income Fund

ESTABLISHED 1989

TICKER:  DODIX

6/18 IF SAR       Printed on recycled paper

TO OUR SHAREHOLDERS

The Dodge & Cox Income Fund had a total return of –1.2% for the six months ended June 30, 2018, compared to a return of –1.6% for the Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Barclays U.S. Agg).

MARKET COMMENTARY

The U.S. investment-grade bond market delivered a negative return for the first half of 2018 as higher Treasury yields and wider credit spreads pushed bond prices lower. Interest rates fluctuated throughout the period as investors grappled with the offsetting influences of strong U.S. economic activity, rising inflation, geopolitical uncertainty, and intervals of volatility in financial markets. Overall, the two-year Treasury yield rose 65 basis points (bps)(a) to 2.53% and the ten-year yield rose 45 bps to 2.86%, resulting in the smallest gap between the yields since 2007.

Economic data released during the period was generally upbeat, indicating that the U.S. economy remained on a solid path of steady growth and higher inflation. Employers continued to add jobs at a consistent pace, and the unemployment rate declined to 3.8 percent, the lowest level since 2000. This was accompanied by strong retail sales, housing market data, and services sector activity. Meanwhile, Federal Reserve (Fed) officials raised short-term rates twice (by 25 bps each time) and revised their forecast upward to include a total of four hikes in 2018, citing the continued strength of the economy.

However, several geopolitical developments weighed on market sentiment. Investors grew concerned that escalating trade tensions between the United States and its key trading partners might lead to a broader trade war that could hurt economic growth. In addition, signs of political upheaval in Italy and elsewhere in Europe elevated volatility in financial markets.

The investment-grade Corporate sector generated a first half return of –3.3%,(b) underperforming comparable-duration(c) Treasuries by 1.8 percentage points. Reflecting the risk-averse tone in the market, credit yield premiums(d) widened to late 2016 levels. This underperformance occurred despite solid corporate earnings that reflected core business strength and as tax windfalls associated with the recent tax bill. Meanwhile, Agency(e) mortgage backed securities (MBS) returned –1.0%, underperforming comparable-duration Treasuries by 0.2 percentage points.

INVESTMENT STRATEGY

The Fund features sizable positions in corporate bonds and Agency MBS (34%(f) each) and smaller positions in government-related securities (6%) and asset-backed securities (7%). The Fund’s 17% position in U.S. Treasuries represents “dry powder” we can deploy as we uncover interesting opportunities. We have maintained the Fund’s defensive duration position given our longer-term expectations for interest rates to rise more than implied by current market valuations. Modest changes to portfolio positioning over the first half of 2018 reflected decisions made at the individual security and issuer levels by our investment team.

Credit: Continuing to Monitor Risks and Seek Opportunities

The Fund’s weighting in credit-related issues declined by just one percentage point during the first half of 2018 to 41%, which understates a number of adjustments made at the individual security and issuer levels. For example, we trimmed certain holdings with somewhat less compelling risk/reward relationships after strong performance (e.g., Citigroup capital securities,(g) State of California, Telecom Italia). In addition, other holdings either matured (e.g., State of Illinois), were “make-whole” called(h) (e.g., Navient), or were redeemed by the issuer at a large premium to the market price (e.g., Bank of America capital securities).

The recent widening in credit spreads generally—from 85 bps in early February to 123 bps at the end of June—has created incremental opportunities. These types of market movements have enabled us to add value over longer time periods, as we often use market weakness to add to existing positions or build new ones. For example, we purchased CVS bonds in the first quarter in connection with the company’s levered acquisition of Aetna, and we added to the Fund’s Charter Communications position at an attractive valuation as investor sentiment regarding cable television providers soured somewhat amid merger and acquisition (M&A) rumors.

We also initiated a position in Bayer AG, which issued approximately $20 billion of debt in June to fund its acquisition of Monsanto. The combination of Bayer and Monsanto creates a leader in crop science and pharmaceuticals, industries that are expected to benefit from global trends such as an aging population in developed markets, as well as population and income growth in emerging markets. In addition to the large scale and diverse nature of Bayer’s business, we were attracted by the company’s significant free cash flow, large equity cushion, and ample liquidity. The company’s management is committed to rapidly delevering the balance sheet and returning the company to an A rating. Our firm’s substantial knowledge of this company, based on the 14 years we’ve held Bayer equity in the Dodge & Cox International Stock Fund, facilitated our ability to comprehensively research its creditworthiness. We believe investors are being adequately compensated for the risks of high initial leverage for the combined companies, upcoming patent expirations, and potential M&A integration challenges.

We remain constructive on the Fund’s credit holdings which, in our view, offer attractive long-term value relative to Treasuries. In general, fundamentals remain strong: corporate profitability is solid and the operating environment is healthy. There is sustained global growth, and the banking system remains well capitalized and liquid. That said, concerns about higher leverage, particularly in association with M&A activity, and macro uncertainty have weighed on credit spreads. We recognize certain factors could create volatility in credit markets (e.g., escalating trade tensions, geopolitical events, equity market volatility), but such short-term turbulence can provide opportunities as prices fluctuate. Our rigorous, downside-focused underwriting process is designed to

PAGE 2 ▪ DODGE & COX INCOME FUND

mitigate default risk, underpin the conviction necessary to maintain holdings through periods of stress, and facilitate the long-term compounding of incremental yield. The result is a credit portfolio that is significantly differentiated from the broad credit market. Demonstrating this fact, the Fund’s credit holdings offer a yield premium of 186 bps versus 116 bps for the broad investment-grade Credit Index.(i)

Securitized: A Source of Consistency, Liquidity, and Incremental Yield

The Fund’s holdings in the Securitized sector consist predominantly of Agency MBS, with a small position in AAA-rated asset-backed securities (ABS). As a group, these securities add incremental yield over Treasuries in the intermediate portion of the yield curve and, given their high credit quality and strong liquidity, provide ballast for the overall Fund portfolio. As with credit investments, we utilize in-house fundamental research on securities in this sector to identify attractive total return opportunities over a broad range of scenarios.

In the first half of the year, we added modestly to the Fund’s weighting (from 36% to 41%), slightly changing the composition of underlying Agency MBS holdings and also adding to ABS holdings. Within MBS, we added slightly to the Fund’s position in Ginnie Mae-guaranteed Home Equity Conversion Mortgages. These floating rate securities offer attractive spreads and low prepayment risk with high interest rate caps. We also reduced the Fund’s holdings of 15-year MBS and added to 30-year 4% coupon securities in response to changes in relative valuations. We continue to favor 30-year 4% and 4.5% MBS; their highly liquid and heterogeneous nature allows for deep security selection across various characteristics. Within ABS, we added to specific AAA-rated, floating rate ABS backed by 97% federally guaranteed student loans. These short-duration securities trade at attractive levels relative to ABS and MBS alternatives, and their floating rate coupon, based on LIBOR, adds a defensive duration element to the portfolio.

In the MBS market, the Fed’s well-telegraphed, ongoing balance sheet reduction process, which began in October 2017, is expected to reach its maximum runoff target of $20 billion of MBS per month by the end of the year. While well organized, this process presents a potential supply headwind with the possibility of incremental spread widening. We will continue to evaluate opportunities and risks in the MBS market as the Fed’s policy normalizes.

Defensive Duration: Mitigating Interest Rate Risk

We continue to position the Fund defensively with regard to interest rate risk, with a duration of 4.4 years (equal to 73% of the Bloomberg Barclays U.S. Agg’s duration). This represents a slightly less defensive duration position versus the end of 2017—a change we made by reducing the Fund’s short position in Treasury futures and extending certain short-duration Treasuries into the intermediate part of the curve as the gap has narrowed somewhat between market expectations for the pace of future federal funds rate increases (implied by the forward curve) and the Fed’s stated

expectations. Despite the narrower gap and the Fed’s recent federal funds rate hikes, we continue to believe that a shorter relative duration is prudent. The significant tightening in measures of unemployment is likely to lead to higher wages. Coupled with stimulative tax and spending measures, the prospects for more rapid economic growth and somewhat higher inflation have risen. Keeping in mind the Fed’s dual mandate of full employment and stable inflation, these factors should keep the Fed nudging short-term rates higher and add upward pressure on longer-term rates.

IN CLOSING

While we are pleased with the Fund’s relative results, we continue to encourage shareholders to temper near-term total return expectations for bonds. The first half of 2018, in which the broad bond market was down 1.6%, illustrates the potential for low, and even negative, bond market returns over shorter time periods. That said, we are optimistic about the long-term prospects for the Fund. Bonds serve a vital defensive role in a diversified portfolio by offering liquidity, income generation, downside protection, and low correlation to riskier asset classes.

We continue to position the Fund defensively from a capital preservation standpoint, while seeking opportunities to build portfolio yield through our bottom-up, research-driven investment approach. Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

August 1, 2018

(a)	One basis point (bps) is equal to 1/100th of one percent.
(b)	Sector returns as calculated and reported by Bloomberg.
(c)	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
(d)	Yield premiums are one way to measure a security’s valuation. Narrowing yield premiums result in a higher valuation. Widening yield premiums result in a lower valuation.
(e)	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The agency guarantee (by, for example, Ginnie Mae, Fannie Mae, or Freddie Mac) does not eliminate market risk.
(f)	Unless otherwise specified, all weightings and characteristics are as of June 30, 2018.
(g)	The use of specific examples does not imply that they are more or less attractive investments than the Fund’s other holdings.
(h)

A make-whole call provision is a call provision attached to a bond, whereby the borrower must make a payment to the lender in an amount equal to the net present value of the coupon payments that the lender will forgo if the borrower pays the bonds off early.

(i)	Credit Index refers to the Bloomberg Barclays U.S. Credit Index.

DODGE & COX INCOME FUND ▪ PAGE 3

YEAR-TO-DATE PERFORMANCE REVIEW

The Fund outperformed the Bloomberg Barclays U.S. Agg by 0.4 percentage points year to date.

Key Contributors to Relative Results

▪	The Fund’s shorter relative duration (71% of the Bloomberg Barclays U.S. Agg’s duration) added significantly to relative returns.
▪

Security selection within credit was positive as several holdings performed well, particularly Bank of America capital securities, which outperformed due to redemption by the issuer at a premium to the market price. Other outperformers included Macy’s, Rio Oil Finance Trust, and Verizon.

Key Detractors from Relative Results

▪	The Fund’s overweight to corporate bonds and underweight to U.S. Treasuries detracted from relative returns given the poor performance of credit.
▪	Certain non-U.S. domiciled holdings underperformed, including HSBC, Pemex, and Telecom Italia.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 85 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The U.S. Fixed Income Investment Committee, which is the decision-making body for the Income Fund, is a ten-member committee with an average tenure at Dodge & Cox of 21 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund invests in individual bonds whose yields and market values fluctuate, so that an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment and call risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 4 ▪ DODGE & COX INCOME FUND

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2018

	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Income Fund	0.37%	3.09%	4.86%	5.24%
Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Barclays U.S. Agg)	–0.40	2.27	3.72	4.70

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include interest income but, unlike Fund returns, do not reflect fees or expenses. The Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Barclays U.S. Agg) is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade, taxable debt securities.

Bloomberg is a registered trademark of Bloomberg Finance L.P. and its affiliates. Barclays® is a trademark of Barclays Bank PLC.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2018	Beginning Account Value 1/1/2018	Ending Account Value 6/30/2018	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$987.70	$2.10
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.68	2.14
*	Expenses are equal to the Fund’s annualized expense ratio of 0.43%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX INCOME FUND ▪ PAGE 5

FUND INFORMATION (unaudited)	June 30, 2018

GENERAL INFORMATION
Net Asset Value Per Share	$13.37
Total Net Assets (billions)	$56.3
Expense Ratio	0.43%
Portfolio Turnover Rate (1/1/18 to 6/30/18, unannualized)	19%
30-Day SEC Yield(a)	3.21%
Number of Credit Issuers	52
Fund Inception	1989
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the U.S. Fixed Income Investment Committee, whose ten members’ average tenure at Dodge & Cox is 21 years.

PORTFOLIO CHARACTERISTICS	Fund	BBG Barclays U.S. Agg
Effective Duration (years)(b)	4.4	6.0

FIVE LARGEST CREDIT ISSUERS (%)(c)	Fund
Charter Communications, Inc.	2.6
Petroleos Mexicanos	1.8
State of California GO	1.7
Cox Enterprises, Inc.	1.5
Wells Fargo & Co.	1.5

CREDIT QUALITY (%)(d)	Fund	BBG Barclays U.S. Agg
U.S. Treasury/Agency/GSE(e)	51.4	68.3
Aaa	3.3	4.3
Aa	5.3	3.2
A	4.1	11.0
Baa	27.5	13.2
Ba	6.5	0.0
B	0.0	0.0
Caa	0.0	0.0
Net Cash & Other(g)	1.9	0.0

ASSET ALLOCATION

SECTOR DIVERSIFICATION (%)	Fund	BBG Barclays U.S. Agg
U.S. Treasury(e)	17.4	37.8
Government-Related(f)	6.0	6.6
Securitized	40.6	30.6
Corporate	34.1	25.0
Net Cash & Other(g)	1.9	0.0

MATURITY DIVERSIFICATION (%)(e)	Fund	BBG Barclays U.S. Agg
0-1 Years to Maturity	4.9	0.0
1-5	34.6	39.6
5-10	44.1	44.4
10-15	2.3	1.5
15-20	4.5	2.4
20-25	3.6	4.0
25 and Over	6.0	8.1

(a)	SEC Yield is an annualization of the Fund’s net investment income for the trailing 30-day period. Dividends paid by the Fund may be higher or lower than implied by the SEC Yield.
(b)	Interest rate derivatives reduce total Fund duration by 0.1 years (i.e., total Fund duration is 4.5 years without derivatives).
(c)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(d)

The credit quality distributions shown for the Fund and the Index are based on the middle of Moody’s, S&P, and Fitch ratings, which is the methodology used by Bloomberg in constructing its indices. If a security is rated by only two agencies, the lower of the two ratings is used. Please note the Fund applies the highest of Moody’s, S&P, and Fitch ratings to determine compliance with the quality requirements stated in its prospectus. On that basis, the Fund held 2.9% in securities rated below investment grade. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

(e)	Data as presented excludes the Fund’s position in Treasury futures contracts.
(f)	The portfolio’s Government-Related holdings include tax-exempt municipal securities; the Index classifies these securities as Municipal Bonds.
(g)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.

PAGE 6 ▪ DODGE & COX INCOME FUND

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2018

DEBT SECURITIES: 98.1%

	PAR VALUE	VALUE
U.S. TREASURY: 17.4%
U.S. Treasury Note/Bond
1.50%, 2/28/19	$496,995,000	$494,568,268
1.25%, 4/30/19	300,000,000	297,339,843
1.625%, 7/31/19	600,000,000	595,054,686
0.875%, 9/15/19	600,000,000	589,007,814
1.375%, 12/15/19	165,000,000	162,415,430
1.625%, 12/31/19	500,000,000	493,750,000
1.875%, 12/31/19	500,000,000	495,546,875
1.375%, 1/15/20	250,000,000	245,781,250
1.50%, 5/31/20	175,000,000	171,623,046
1.625%, 6/30/20	200,000,000	196,445,312
1.375%, 9/15/20	600,000,000	584,789,064
1.75%, 11/15/20	350,000,000	343,300,783
2.00%, 1/15/21	500,000,000	492,636,720
2.25%, 2/15/21	951,780,000	943,340,386
2.375%, 4/15/21	875,275,000	869,599,384
2.625%, 5/15/21	400,000,000	399,984,376
1.375%, 5/31/21	450,000,000	434,250,000
1.125%, 7/31/21	250,000,000	238,867,188
2.00%, 12/31/21	165,000,000	161,306,836
1.875%, 7/31/22	200,000,000	193,570,312
2.75%, 4/30/23	568,030,000	568,407,206
2.75%, 5/31/23	400,000,000	400,359,376
2.625%, 6/30/23	400,000,000	397,937,500

		9,769,881,655
GOVERNMENT-RELATED: 6.0%
FEDERAL AGENCY: 0.1%
Small Business Admin.—504 Program
Series 1998-20H 1, 6.15%, 8/1/18	27,842	27,890
Series 1998-20L 1, 5.80%, 12/1/18	14,599	14,669
Series 1999-20C 1, 6.30%, 3/1/19	20,200	20,316
Series 1999-20E 1, 6.30%, 5/1/19	679	682
Series 1999-20G 1, 7.00%, 7/1/19	59,886	60,552
Series 1999-20I 1, 7.30%, 9/1/19	31,924	32,382
Series 2000-20C 1, 7.625%, 3/1/20	2,062	2,106
Series 2000-20G 1, 7.39%, 7/1/20	1,672	1,705
Series 2001-20G 1, 6.625%, 7/1/21	436,645	448,308
Series 2001-20L 1, 5.78%, 12/1/21	923,315	944,369
Series 2002-20A 1, 6.14%, 1/1/22	7,883	8,132
Series 2002-20L 1, 5.10%, 12/1/22	284,817	292,041
Series 2003-20G 1, 4.35%, 7/1/23	24,958	25,492
Series 2004-20L 1, 4.87%, 12/1/24	574,465	590,890
Series 2005-20B 1, 4.625%, 2/1/25	1,170,506	1,196,455
Series 2005-20D 1, 5.11%, 4/1/25	42,430	43,731
Series 2005-20E 1, 4.84%, 5/1/25	1,739,610	1,783,837
Series 2005-20G 1, 4.75%, 7/1/25	2,020,547	2,068,503
Series 2005-20H 1, 5.11%, 8/1/25	22,429	23,104
Series 2005-20I 1, 4.76%, 9/1/25	2,354,678	2,412,331
Series 2006-20A 1, 5.21%, 1/1/26	2,121,099	2,189,660
Series 2006-20B 1, 5.35%, 2/1/26	642,438	665,236
Series 2006-20C 1, 5.57%, 3/1/26	2,905,205	3,021,849
Series 2006-20G 1, 6.07%, 7/1/26	5,250,971	5,490,135
Series 2006-20H 1, 5.70%, 8/1/26	44,073	45,831
Series 2006-20I 1, 5.54%, 9/1/26	81,723	84,975
Series 2006-20J 1, 5.37%, 10/1/26	1,926,676	1,996,887
Series 2006-20L 1, 5.12%, 12/1/26	1,814,912	1,873,401
Series 2007-20A 1, 5.32%, 1/1/27	3,683,519	3,803,930
Series 2007-20C 1, 5.23%, 3/1/27	5,842,280	6,006,429
Series 2007-20D 1, 5.32%, 4/1/27	6,075,015	6,268,649
Series 2007-20G 1, 5.82%, 7/1/27	4,031,700	4,201,898

		45,646,375
FOREIGN AGENCY: 2.1%
Petroleo Brasileiro SA (Brazil)
6.25%, 3/17/24	31,505,000	31,237,208
5.999%, 1/27/28(b)	169,135,000	153,067,175

	PAR VALUE	VALUE
Petroleos Mexicanos (Mexico)
4.875%, 1/18/24	$123,065,000	$121,486,076
6.875%, 8/4/26	120,490,000	126,634,990
6.50%, 3/13/27	177,800,000	181,889,400
6.625%, 6/15/35	112,290,000	109,763,475
6.375%, 1/23/45	166,156,000	153,029,676
6.75%, 9/21/47	140,341,000	133,394,120
6.35%, 2/12/48(b)	192,270,000	174,004,350

		1,184,506,470
LOCAL AUTHORITY: 3.8%
L.A. Unified School District GO
5.75%, 7/1/34	6,075,000	7,365,573
6.758%, 7/1/34	185,585,000	245,454,721
New Jersey Turnpike Authority RB
7.414%, 1/1/40	41,065,000	59,722,061
7.102%, 1/1/41	148,277,000	208,690,981
New Valley Generation
4.929%, 1/15/21	197,230	203,820
State of California GO
7.50%, 4/1/34	194,406,000	273,041,283
7.55%, 4/1/39	146,605,000	216,189,597
7.30%, 10/1/39	208,455,000	295,339,044
7.625%, 3/1/40	119,575,000	176,353,993
State of Illinois GO
5.877%, 3/1/19	120,575,000	122,711,589
5.00%, 11/1/20	145,585,000	151,213,316
5.00%, 11/1/21	117,990,000	123,801,008
5.10%, 6/1/33	306,400,000	289,964,704

		2,170,051,690

		3,400,204,535
SECURITIZED: 40.6%
ASSET-BACKED: 6.7%
Auto Loan: 0.5%
Ford Credit Auto Owner Trust
Series 2015-REV1 A, 2.12%, 7/15/26(b)	207,826,000	205,032,029
Series 2017-REV1 A, 2.62%, 8/15/28(b)	26,054,000	25,512,348
Series 2017-REV2 A, 2.36%, 3/15/29(b)	54,874,000	52,916,979

		283,461,356
Credit Card: 1.0%
American Express Master Trust
Series 2017-3 A, 1.77%, 4/15/20	185,705,000	182,070,920
Series 2017-4 A, 1.64%, 12/15/21	21,942,000	21,753,180
Series 2017-6 A, 2.04%, 5/15/23	59,190,000	57,995,007
Bank of America Credit Card Trust
Series 2018-A1 A1, 2.70%, 7/17/23	224,513,000	223,133,458
Chase Issuance Trust
Series 2012-A4 A4, 1.58%, 8/16/21	14,693,000	14,508,368
Citibank Credit Card Issuance Trust
Series 2018-A1 A1, 2.49%, 1/20/23	59,944,000	59,186,182

		558,647,115
Other: 1.4%
Rio Oil Finance Trust (Brazil)
9.25%, 7/6/24(b)	421,836,126	451,364,655
9.75%, 1/6/27(b)	243,796,693	261,291,543
8.20%, 4/6/28(b)	66,400,000	67,263,200

		779,919,398
Student Loan: 3.8%
Navient Student Loan Trust USD LIBOR 1-Month
+1.25%, 3.341%, 6/25/65(b)	102,781,468	105,482,144
+1.15%, 3.241%, 3/25/66(b)	56,703,718	57,768,693

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 7

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2018

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
+1.30%, 3.391%, 3/25/66(b)	$123,350,000	$127,913,753
+0.80%, 2.891%, 7/26/66(b)	151,345,786	152,741,845
+1.05%, 3.141%, 7/26/66(b)	254,268,000	260,076,879
+1.15%, 3.241%, 7/26/66(b)	218,262,000	223,570,481
+1.00%, 3.091%, 9/27/66(b)	114,564,000	117,002,540
+1.05%, 3.141%, 12/27/66(b)	88,043,339	89,378,111
+0.72%, 2.811%, 3/25/67(b)	87,370,000	87,637,571
+0.80%, 2.888%, 3/25/67(b)	133,798,000	133,798,000
+0.70%, 2.791%, 2/25/70(b)	217,372,164	218,182,875
Navient Student Loan Trust (Private Loans)
Series 2014-AA A2A, 2.74%, 2/15/29(b)	23,919,513	23,581,875
Series 2017-A A2A, 2.88%, 12/16/58(b)	31,000,000	30,193,064
SLM Student Loan Trust USD LIBOR 3-Month
+0.17%, 2.53%, 7/25/40	13,626,000	13,143,986
+0.75%, 3.11%, 10/25/40	78,120,000	78,112,399
+0.60%, 2.96%, 1/25/41	124,361,000	124,620,579
+0.55%, 2.91%, 10/25/64(b)	6,718,000	6,693,132
+0.55%, 2.91%, 10/25/64(b)	47,950,000	47,772,503
SLM Student Loan Trust (Private Loans)
Series 2013-A A2A, 1.77%, 5/17/27(b)	23,793,159	23,694,905
Series 2012-B A2, 3.48%, 10/15/30(b)	789,664	790,013
Series 2013-C A2A, 2.94%, 10/15/31(b)	18,953,856	18,984,853
Series 2012-E A2A, 2.09%, 6/15/45(b)	4,665,378	4,653,536
Series 2012-C A2, 3.31%, 10/15/46(b)	11,105,307	11,114,378
SMB Private Education Loan Trust (Private Loans)
Series 2017-A A2A, 2.88%, 9/15/34(b)	26,811,000	26,248,543
Series 2017-B A2A, 2.82%, 10/15/35(b)	26,946,000	26,181,989
Series 2018-A A2A, 3.50%, 2/15/36(b)	50,000,000	49,967,170
Series 2018-B A2A, 3.60%, 1/15/37(b)	68,386,000	68,652,370

		2,127,958,187

		3,749,986,056
CMBS: 0.2%
Agency CMBS: 0.2%
Fannie Mae Multifamily DUS
Pool AL6028, 2.70%, 7/1/21	2,252,722	2,229,050
Pool AL6455, 2.765%, 11/1/21	9,283,719	9,267,030
Pool AL6445, 2.50%, 1/1/22	5,940,650	5,827,099
Freddie Mac Multifamily Interest Only
Series K055 X1, 1.501%, 3/25/26(e)	119,572,468	10,329,017
Series K056 X1, 1.401%, 5/25/26(e)	41,457,993	3,347,625
Series K057 X1, 1.326%, 7/25/26(e)	44,320,216	3,448,521
Series K064 X1, 0.744%, 3/25/27(e)	106,857,680	4,834,915
Series K065 X1, 0.815%, 4/25/27(e)	480,184,915	24,212,700
Series K066 X1, 0.891%, 6/25/27(e)	383,951,383	21,715,753
Series K067 X1, 0.714%, 7/25/27(e)	481,206,323	21,718,285
Series K069 X1, 0.497%, 9/25/27(e)	101,135,883	3,096,548
Series K070 X1, 0.457%, 11/25/27(e)	122,097,927	3,384,664
Series K154 X1, 0.45%, 11/25/32(e)	295,619,525	9,616,828

		123,028,035

	PAR VALUE	VALUE
MORTGAGE-RELATED: 33.7%
Federal Agency CMO & REMIC: 5.1%
Dept. of Veterans Affairs
Series 1995-2D 4A, 9.293%, 5/15/25	$83,591	$94,436
Series 1997-2 Z, 7.50%, 6/15/27	6,225,159	6,833,276
Series 1998-2 2A, 8.724%, 8/15/27(e)	17,346	19,245
Series 1998-1 1A, 8.293%, 3/15/28(e)	119,497	130,355
Fannie Mae
Trust 1998-58 PX, 6.50%, 9/25/28	234,579	253,999
Trust 1998-58 PC, 6.50%, 10/25/28	1,270,724	1,379,338
Trust 2001-69 PQ, 6.00%, 12/25/31	1,574,290	1,724,882
Trust 2002-33 A1, 7.00%, 6/25/32	1,765,219	2,015,391
Trust 2002-69 Z, 5.50%, 10/25/32	206,651	222,709
Trust 2008-24 GD, 6.50%, 3/25/37	741,100	794,956
Trust 2007-47 PE, 5.00%, 5/25/37	2,673,584	2,827,212
Trust 2009-53 QM, 5.50%, 5/25/39	953,406	985,359
Trust 2009-30 AG, 6.50%, 5/25/39	7,039,853	7,590,726
Trust 2009-40 TB, 6.00%, 6/25/39	2,779,551	2,951,518
Trust 2010-123 WT, 7.00%, 11/25/40	29,791,540	33,464,021
Trust 2001-T3 A1, 7.50%, 11/25/40	100,628	112,799
Trust 2001-T7 A1, 7.50%, 2/25/41	58,636	66,368
Trust 2001-T5 A2, 7.00%, 6/19/41(e)	38,600	42,368
Trust 2001-T5 A3, 7.50%, 6/19/41(e)	188,092	210,015
Trust 2011-58 AT, 4.00%, 7/25/41	7,870,585	8,085,908
Trust 2001-T4 A1, 7.50%, 7/25/41	1,681,979	1,914,496
Trust 2001-T10 A1, 7.00%, 12/25/41	1,948,670	2,210,659
Trust 2013-106 MA, 4.00%, 2/25/42	17,455,753	17,792,650
Trust 2002-90 A1, 6.50%, 6/25/42	4,008,102	4,493,649
Trust 2002-W6 2A1, 7.00%, 6/25/42(e)	2,253,749	2,425,099
Trust 2002-W8 A2, 7.00%, 6/25/42	1,285,118	1,453,957
Trust 2003-W2 1A2, 7.00%, 7/25/42	6,638,510	7,457,287
Trust 2002-T16 A3, 7.50%, 7/25/42	3,004,106	3,440,311
Trust 2003-W4 3A, 7.00%, 10/25/42(e)	1,905,595	2,056,362
Trust 2012-121 NB, 7.00%, 11/25/42	971,762	1,082,549
Trust 2003-W1 2A, 5.963%, 12/25/42(e)	2,400,780	2,614,770
Trust 2003-7 A1, 6.50%, 12/25/42	3,231,857	3,559,452
Trust 2004-T1 1A2, 6.50%, 1/25/44	2,000,064	2,224,937
Trust 2004-W2 2A2, 7.00%, 2/25/44	86,840	96,880
Trust 2004-W2 5A, 7.50%, 3/25/44	3,814,392	4,208,704
Trust 2004-W8 3A, 7.50%, 6/25/44	2,890,847	3,275,525
Trust 2004-W15 1A2, 6.50%, 8/25/44	687,134	759,977
Trust 2005-W1 1A3, 7.00%, 10/25/44	5,381,771	6,061,539
Trust 2001-79 BA, 7.00%, 3/25/45	602,332	676,658
Trust 2006-W1 1A1, 6.50%, 12/25/45	340,641	379,945
Trust 2006-W1 1A2, 7.00%, 12/25/45	2,460,950	2,770,853
Trust 2006-W1 1A3, 7.50%, 12/25/45	42,898	49,290
Trust 2006-W1 1A4, 8.00%, 12/25/45	2,906,712	3,330,718

PAGE 8 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2018

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
Trust 2007-W10 2A, 6.324%, 8/25/47(e)	$2,742,318	$2,931,339
Trust 2007-W10 1A, 6.331%, 8/25/47(e)	9,126,379	9,765,247
USD LIBOR 1-month
+0.55%, 2.641%, 9/25/43	34,762,205	35,182,863
USD LIBOR 1-Month
+0.40%, 2.491%, 7/25/44	1,406,144	1,390,689
Freddie Mac
Series 3312 AB, 6.50%, 6/15/32	2,496,583	2,754,544
Series 2456 CJ, 6.50%, 6/15/32	162,974	180,976
Series T-41 2A, 5.50%, 7/25/32(e)	219,797	232,853
Series 2587 ZU, 5.50%, 3/15/33	3,613,957	3,869,992
Series 2610 UA, 4.00%, 5/15/33	1,507,012	1,526,912
Series T-48 1A, 5.015%, 7/25/33(e)	2,445,673	2,533,845
Series 2708 ZD, 5.50%, 11/15/33	14,289,707	15,623,098
Series 3204 ZM, 5.00%, 8/15/34	6,552,756	6,911,809
Series 3330 GZ, 5.50%, 6/15/37	1,337,981	1,446,105
Series 3427 Z, 5.00%, 3/15/38	2,819,812	2,975,979
Series T-51 1A, 6.50%, 9/25/43(e)	55,716	62,426
Series 4283 DW, 4.50%, 12/15/43(e)	76,025,547	79,472,545
Series 4283 EW, 4.50%, 12/15/43(e)	44,683,173	46,944,204
Series 4281 BC, 4.50%, 12/15/43(e)	125,284,704	131,215,055
Series 4319 MA, 4.50%, 3/15/44(e)	24,805,038	26,094,401
USD LIBOR 1-month
+0.53%, 2.603%, 8/15/43	63,685,531	64,024,351
Ginnie Mae
USD LIBOR 1-Month
+0.65%, 2.567%, 10/20/64	8,031,894	8,090,291
+0.63%, 2.547%, 4/20/65	11,485,620	11,559,222
+0.60%, 2.517%, 7/20/65	8,358,003	8,402,307
+0.60%, 2.517%, 8/20/65	7,925,281	7,967,539
+0.62%, 2.537%, 9/20/65	1,783,761	1,794,974
+0.75%, 2.667%, 11/20/65	31,788,619	32,145,796
+0.90%, 2.817%, 3/20/66	20,205,804	20,575,881
+0.90%, 2.817%, 4/20/66	21,223,106	21,612,089
+0.78%, 2.697%, 9/20/66	11,800,459	11,957,090
+0.75%, 2.667%, 10/20/66	54,838,763	55,531,377
+0.80%, 2.717%, 11/20/66	24,098,547	24,463,026
+0.81%, 2.727%, 12/20/66	13,731,629	13,950,821
+0.57%, 2.487%, 9/20/67	32,882,270	33,195,723
USD LIBOR 12-Month
+0.30%, 2.026%, 9/20/66	20,161,334	20,333,125
+0.28%, 2.136%, 12/20/66	38,217,881	38,438,257
+0.30%, 2.26%, 1/20/67	97,974,702	98,647,905
+0.31%, 2.27%, 1/20/67	41,438,412	41,734,395
+0.25%, 2.513%, 2/20/67	20,421,105	20,540,162
+0.20%, 2.463%, 3/20/67	3,486,013	3,496,648
+0.30%, 2.797%, 4/20/67	24,701,199	24,935,295
+0.20%, 2.863%, 5/20/67	48,725,524	48,999,912
+0.30%, 2.963%, 5/20/67	21,614,738	21,830,299
+0.20%, 2.977%, 6/20/67	107,468,024	108,211,424
+0.20%, 1.93%, 8/20/67	23,930,003	24,063,959
+0.25%, 1.98%, 9/20/67	24,691,932	24,861,939
+0.27%, 2.02%, 9/20/67	71,433,032	72,072,493
+0.23%, 2.01%, 10/20/67	161,083,754	162,152,029
+0.23%, 2.01%, 10/20/67	77,395,513	77,867,099
+0.22%, 2.019%, 10/20/67	37,874,594	38,053,809
+0.25%, 2.03%, 10/20/67	50,054,636	50,431,332
+0.20%, 2.06%, 11/20/67	18,610,747	18,683,645
+0.22%, 2.06%, 11/20/67	22,165,980	22,272,769
+0.22%, 2.08%, 11/20/67	134,959,367	135,740,512
+0.18%, 2.12%, 12/20/67	35,040,561	35,147,684
+0.06%, 2.35%, 12/20/67	59,468,751	59,322,095
+0.15%, 2.25%, 1/20/68	16,345,726	16,372,953
+0.06%, 2.35%, 1/20/68	104,600,080	104,342,858
+0.08%, 2.37%, 1/20/68	49,563,797	49,480,877

	PAR VALUE	VALUE
+0.10%, 2.33%, 2/20/68	$50,011,328	$50,009,897
+0.10%, 2.37%, 2/20/68	102,561,124	100,344,850
+0.07%, 2.40%, 2/20/68	50,415,282	50,312,304
+0.15%, 2.45%, 2/20/68	34,030,374	34,111,209
+0.05%, 2.54%, 2/20/68	3,713,266	3,705,303
+0.04%, 2.56%, 2/20/68	54,798,042	54,669,026
+0.06%, 2.58%, 3/20/68	15,057,409	15,049,105
+0.04%, 2.60%, 3/20/68	92,024,602	91,824,863
+0.04%, 2.60%, 3/20/68	38,237,676	38,172,304
+0.05%, 2.71%, 3/20/68	47,710,360	47,650,484
+0.03%, 2.73%, 3/20/68	18,273,274	18,239,892
+0.02%, 2.72%, 4/20/68	27,186,533	27,127,445
+0.05%, 2.75%, 4/20/68	49,937,449	49,925,439
+0.05%, 2.75%, 4/20/68	43,502,101	43,491,356
+0.04%, 2.80%, 5/20/68	50,056,410	50,030,220
+0.15%, 2.86%, 6/20/68	46,773,000	47,071,426

		2,870,295,115
Federal Agency Mortgage Pass-Through: 28.5%
Fannie Mae, 15 Year 6.50%, 11/1/18-12/1/19	527	530
5.50%, 12/1/18-7/1/25	80,954,313	84,070,905
6.00%, 1/1/19-3/1/23	21,007,076	21,710,420
4.00%, 9/1/25	839,554	841,371
5.00%, 9/1/25	33,006,533	34,333,152
3.50%, 10/1/25-2/1/31	811,626,304	822,680,790
4.50%, 3/1/29	21,631,412	22,249,099
Fannie Mae, 20 Year 4.50%, 3/1/29 -1/1/34	399,050,391	416,926,194
4.00%, 9/1/30-3/1/37	1,851,196,671	1,912,635,184
3.50%, 11/1/35-4/1/37	432,778,743	437,566,750
Fannie Mae, 30 Year 6.00%, 11/1/28 -2/1/39	101,579,212	111,942,917
7.00%, 4/1/32-2/1/39	9,849,078	10,959,544
6.50%, 12/1/32-8/1/39	41,195,427	45,860,247
5.50%, 2/1/33-11/1/39	152,601,012	165,682,526
4.50%, 11/1/35-6/1/48	3,413,698,907	3,569,898,373
5.00%, 7/1/37-7/1/40	24,185,481	25,725,461
4.00%, 10/1/40-5/1/48	1,104,037,231	1,127,735,082
Fannie Mae, 40 Year 4.50%, 1/1/52-6/1/56	164,763,599	172,950,656
Fannie Mae, Hybrid ARM 1-Year U.S. Treasury CMT
+2.14%, 3.53%, 10/1/33	1,496,637	1,575,447
+2.14%, 3.491%, 8/1/34	414,734	436,041
+1.97%, 3.182%, 9/1/34	1,647,345	1,727,907
+2.29%, 3.825%, 1/1/36	11,679,466	12,320,690
+2.12%, 4.246%, 7/1/36	63,457	66,683
+2.14%, 3.902%, 12/1/36	1,909,504	2,005,631
USD LIBOR 12-Month
+1.67%, 3.803%, 7/1/34	1,792,817	1,879,182
+1.34%, 3.092%, 10/1/34	1,016,767	1,055,120
+1.94%, 3.704%, 1/1/35	825,549	874,641
+1.39%, 3.523%, 4/1/35	2,067,191	2,146,014
+1.75%, 4.254%, 6/1/35	619,971	653,470
+1.44%, 3.562%, 7/1/35	400,014	415,057
+1.40%, 3.846%, 7/1/35	785,168	818,181
+1.52%, 4.121%, 7/1/35	1,119,979	1,171,355
+1.75%, 4.27%, 7/1/35	1,116,444	1,172,980
+1.37%, 3.12%, 8/1/35	1,177,111	1,220,359
+1.42%, 3.165%, 8/1/35	3,668,982	3,842,830
+1.75%, 3.552%, 8/1/35	2,453,591	2,587,720
+1.77%, 3.517%, 9/1/35	1,681,344	1,765,978
+1.60%, 3.347%, 10/1/35	2,338,050	2,451,328
+1.75%, 3.498%, 10/1/35	1,251,371	1,316,668
+1.62%, 3.374%, 12/1/35	644,497	672,908
+1.62%, 3.369%, 1/1/36	2,097,600	2,193,624

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 9

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2018

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
+1.71%, 3.573%, 1/1/36	$3,524,628	$3,710,450
+1.72%, 3.995%, 11/1/36	1,364,245	1,435,353
+1.74%, 3.493%, 12/1/36	795,183	831,906
+1.55%, 3.332%, 1/1/37	1,964,758	2,043,144
+2.02%, 3.851%, 2/1/37	3,520,906	3,712,074
+1.93%, 4.303%, 4/1/37	351,806	372,748
+1.19%, 2.94%, 8/1/37	113,487	113,421
+1.82%, 4.492%, 8/1/37	1,700,900	1,794,139
+1.48%, 3.619%, 11/1/37	477,397	494,961
+2.02%, 4.39%, 4/1/38	153,184	157,367
+1.73%, 3.844%, 5/1/38	113,831,868	119,864,549
+1.91%, 4.371%, 5/1/38	1,753,919	1,853,281
+1.88%, 3.627%, 9/1/38	727,067	768,207
+1.69%, 3.524%, 10/1/38	2,608,014	2,723,458
+1.74%, 3.612%, 10/1/38	1,356,409	1,422,772
+1.64%, 3.652%, 10/1/38	5,498,100	5,744,041
+1.72%, 3.817%, 6/1/39	506,825	530,119
+1.76%, 4.119%, 12/1/39	2,144,521	2,193,683
+1.71%, 2.603%, 4/1/42	10,853,441	11,281,934
+1.67%, 2.326%, 9/1/42	8,853,781	9,004,315
+1.68%, 2.471%, 11/1/42	8,118,126	8,278,295
+1.57%, 2.285%, 12/1/42	14,589,870	14,409,580
+1.59%, 2.362%, 2/1/43	14,606,268	14,737,324
+1.79%, 3.66%, 2/1/43	2,855,621	2,989,969
+1.56%, 2.291%, 5/1/43	3,201,994	3,156,208
+1.47%, 3.932%, 6/1/43	1,967,062	2,010,238
+1.44%, 2.757%, 9/1/43	6,414,381	6,571,341
+1.56%, 2.918%, 9/1/43	4,979,913	5,033,126
+1.56%, 3.263%, 9/1/43	2,671,884	2,689,886
+1.61%, 2.294%, 10/1/43	36,314,215	36,214,728
+1.53%, 2.65%, 11/1/43	11,873,530	11,972,843
+1.60%, 2.865%, 11/1/43	13,826,039	13,795,476
+1.56%, 3.079%, 12/1/43	5,776,864	5,846,711
+1.55%, 2.429%, 2/1/44	2,347,523	2,433,845
+1.59%, 2.704%, 2/1/44	5,624,458	5,654,500
+1.58%, 2.958%, 2/1/44	7,964,750	8,038,345
+1.56%, 2.694%, 4/1/44	14,017,353	14,541,834
+1.59%, 2.934%, 4/1/44	6,066,988	6,114,441
+1.59%, 2.946%, 4/1/44	4,914,132	4,951,119
+1.58%, 3.188%, 4/1/44	18,665,790	18,778,610
+1.66%, 3.481%, 4/1/44	25,375,992	26,245,957
+1.57%, 2.454%, 5/1/44	12,474,933	12,913,246
+1.57%, 3.056%, 5/1/44	22,944,664	23,175,277
+1.58%, 2.838%, 7/1/44	10,998,141	11,047,540
+1.59%, 2.859%, 7/1/44	16,097,205	16,179,284
+1.59%, 2.943%, 7/1/44	4,980,129	5,002,815
+1.56%, 2.944%, 7/1/44	7,968,313	8,018,243
+1.57%, 2.964%, 7/1/44	5,556,553	5,591,252
+1.58%, 3.092%, 7/1/44	12,388,187	12,486,707
+1.58%, 2.791%, 8/1/44	9,924,899	9,949,221
+1.57%, 2.792%, 8/1/44	21,952,931	22,007,476
+1.58%, 2.923%, 8/1/44	6,766,372	6,801,660
+1.57%, 3.007%, 8/1/44	7,351,342	7,403,771
+1.58%, 2.70%, 9/1/44	8,891,789	8,897,162
+1.58%, 2.757%, 9/1/44	9,885,788	9,903,056
+1.65%, 2.83%, 9/1/44	35,527,363	35,682,343
+1.58%, 2.869%, 9/1/44	5,169,312	5,189,908
+1.63%, 2.962%, 9/1/44	17,507,164	17,612,241
+1.59%, 3.00%, 9/1/44	7,419,860	7,457,493
+1.57%, 2.474%, 10/1/44	7,550,502	7,518,360
+1.60%, 2.595%, 10/1/44	6,519,881	6,510,822
+1.57%, 2.657%, 10/1/44	13,792,188	13,787,829
+1.57%, 2.714%, 10/1/44	8,180,523	8,188,882
+1.58%, 2.755%, 10/1/44	32,423,367	32,476,745
+1.58%, 2.796%, 10/1/44	16,668,001	16,726,624
+1.56%, 2.84%, 10/1/44	7,355,608	7,380,978
+1.60%, 2.851%, 10/1/44	14,691,276	14,761,162

	PAR VALUE	VALUE
+1.60%, 2.863%, 10/1/44	$10,204,619	$10,255,911
+1.60%, 2.918%, 10/1/44	17,949,093	18,058,084
+1.58%, 2.938%, 10/1/44	4,659,913	4,682,563
+1.56%, 2.956%, 10/1/44	9,014,448	9,063,418
+1.58%, 2.732%, 11/1/44	6,550,047	6,557,080
+1.60%, 2.794%, 11/1/44	14,306,611	14,356,764
+1.60%, 2.816%, 11/1/44	7,425,347	7,446,506
+1.58%, 2.83%, 11/1/44	17,499,857	17,556,264
+1.56%, 2.917%, 11/1/44	16,104,090	16,176,843
+1.57%, 2.926%, 11/1/44	14,639,523	14,708,470
+1.58%, 2.70%, 12/1/44	4,376,108	4,382,321
+1.59%, 2.708%, 12/1/44	5,139,035	5,141,808
+1.57%, 2.74%, 12/1/44	29,751,944	29,790,999
+1.58%, 2.762%, 12/1/44	5,087,580	5,096,008
+1.60%, 2.813%, 12/1/44	11,684,004	11,715,685
+1.59%, 2.973%, 12/1/44	8,138,949	8,178,484
+1.57%, 2.917%, 1/1/45	12,895,828	12,950,066
+1.58%, 2.754%, 2/1/45	17,106,188	17,129,651
+1.57%, 3.004%, 3/1/45	154,153,414	155,245,442
+1.59%, 3.111%, 3/1/45	4,403,359	4,429,716
+1.61%, 2.58%, 4/1/45	5,857,333	5,838,111
+1.58%, 2.839%, 4/1/45	34,821,016	34,979,175
+1.59%, 2.642%, 8/1/45	12,583,903	12,559,212
+1.58%, 2.653%, 8/1/45	11,657,707	11,633,079
+1.59%, 2.811%, 10/1/45	26,161,038	26,170,358
+1.60%, 2.619%, 11/1/45	20,182,564	20,121,349
+1.61%, 2.831%, 3/1/46	4,379,770	4,375,621
+1.60%, 2.415%, 4/1/46	36,678,781	36,729,015
+1.59%, 2.684%, 4/1/46	6,773,384	6,740,011
+1.61%, 2.704%, 4/1/46	6,204,070	6,176,238
+1.58%, 2.805%, 4/1/46	17,582,042	17,543,409
+1.61%, 2.902%, 4/1/46	5,181,460	5,172,049
+1.58%, 2.485%, 5/1/46	9,153,821	9,160,066
+1.59%, 2.721%, 6/1/46	9,994,443	9,968,132
+1.60%, 2.751%, 6/1/46	3,368,970	3,363,743
+1.59%, 2.677%, 7/1/46	3,188,333	3,176,839
+1.62%, 2.295%, 12/1/46	7,735,399	7,606,954
+1.61%, 3.12%, 6/1/47	27,464,328	27,530,929
+1.61%, 3.182%, 6/1/47	30,826,356	30,948,403
+1.59%, 3.157%, 7/1/47	24,266,321	24,364,988
+1.61%, 3.177%, 7/1/47	9,737,580	9,775,076
+1.60%, 2.729%, 8/1/47	29,160,745	29,137,294
+1.61%, 3.022%, 8/1/47	9,111,216	9,106,683
+1.61%, 3.034%, 8/1/47	9,129,880	9,127,281
+1.59%, 3.203%, 8/1/47	12,125,843	12,182,924
+1.57%, 2.953%, 10/1/47	7,693,269	7,683,469
+1.61%, 3.085%, 10/1/47	11,349,024	11,360,134
+1.61%, 2.902%, 11/1/47	7,977,048	7,938,051
+1.59%, 2.99%, 11/1/47	18,984,979	18,981,460
+1.61%, 3.115%, 1/1/48	4,538,046	4,546,691
+1.61%, 3.165%, 1/1/48	9,949,590	9,980,509
+1.60%, 3.202%, 4/1/48	14,911,725	14,996,406
USD LIBOR 6-Month
+1.42%, 3.703%, 8/1/34	1,809,711	1,860,772
+1.50%, 3.732%, 1/1/35	1,270,805	1,311,940
+1.57%, 3.54%, 11/1/35	1,643,683	1,704,467
Freddie Mac, Hybrid ARM 1-Year U.S. Treasury CMT
+2.25%, 3.726%, 2/1/34	3,635,175	3,836,410
+2.25%, 3.50%, 11/1/34	1,125,201	1,188,496
+2.25%, 3.965%, 2/1/35	806,192	851,429
+2.13%, 4.00%, 4/1/35	507,383	526,070
+1.67%, 3.006%, 1/1/36	2,296,494	2,372,044
+2.25%, 3.594%, 1/1/36	4,575,516	4,822,149
USD LIBOR 12-Month
+1.78%, 3.529%, 9/1/33	4,771,234	5,019,658
+1.80%, 3.558%, 8/1/34	783,726	826,331

PAGE 10 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2018

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
+1.63%, 3.437%, 1/1/35	$545,267	$567,551
+1.80%, 3.84%, 3/1/35	1,015,227	1,066,740
+1.87%, 3.62%, 8/1/35	1,863,218	1,966,300
+1.72%, 3.641%, 8/1/35	1,094,609	1,150,003
+1.83%, 3.583%, 9/1/35	1,549,445	1,634,111
+1.63%, 3.419%, 10/1/35	1,856,221	1,941,624
+1.60%, 3.434%, 1/1/36	1,484,727	1,548,811
+1.88%, 4.035%, 4/1/36	2,453,133	2,590,640
+1.78%, 3.529%, 12/1/36	1,448,197	1,515,973
+1.77%, 3.544%, 1/1/37	2,315,640	2,422,272
+1.57%, 3.50%, 3/1/37	2,072,680	2,148,347
+1.56%, 3.941%, 4/1/37	1,147,201	1,192,260
+1.72%, 4.073%, 4/1/37	1,301,660	1,355,142
+1.63%, 4.095%, 5/1/37	1,692,687	1,757,141
+1.63%, 3.428%, 7/1/37	5,228,803	5,456,809
+2.09%, 3.835%, 10/1/37	112,628	118,516
+2.01%, 3.798%, 1/1/38	641,446	675,682
+1.67%, 3.479%, 2/1/38	4,493,198	4,656,206
+1.86%, 3.96%, 4/1/38	5,962,700	6,233,813
+1.76%, 4.063%, 4/1/38	4,925,204	5,147,485
+1.90%, 4.275%, 5/1/38	756,061	790,827
+1.68%, 3.889%, 6/1/38	2,840,675	2,965,574
+1.63%, 4.146%, 6/1/38	572,681	583,046
+1.73%, 3.653%, 10/1/38	492,065	514,780
+1.73%, 3.757%, 10/1/38	2,352,030	2,460,049
+1.77%, 4.484%, 11/1/39	1,550,969	1,629,050
+1.85%, 4.013%, 7/1/43	2,020,604	2,111,233
+1.71%, 3.335%, 8/1/43	27,227,922	28,101,176
+1.64%, 2.778%, 10/1/43	2,104,592	2,117,531
+1.59%, 2.899%, 1/1/44	4,464,142	4,498,320
+1.61%, 3.09%, 1/1/44	3,560,338	3,594,982
+1.62%, 2.881%, 2/1/44	10,636,357	10,711,302
+1.64%, 3.104%, 4/1/44	3,390,678	3,423,324
+1.63%, 3.109%, 4/1/44	6,291,202	6,348,844
+1.63%, 3.001%, 5/1/44	92,064,296	92,685,722
+1.62%, 2.844%, 6/1/44	6,295,499	6,315,769
+1.62%, 3.104%, 6/1/44	19,549,091	19,735,733
+1.62%, 3.056%, 7/1/44	6,719,959	6,765,199
+1.63%, 3.057%, 7/1/44	4,828,159	4,858,694
+1.61%, 2.842%, 8/1/44	8,282,621	8,299,272
+1.62%, 3.032%, 8/1/44	8,414,593	8,464,708
+1.63%, 3.063%, 8/1/44	10,534,961	10,606,849
+1.62%, 2.729%, 9/1/44	10,328,083	10,323,798
+1.62%, 2.761%, 9/1/44	12,904,542	12,921,827
+1.62%, 2.835%, 9/1/44	7,597,916	7,612,109
+1.62%, 2.771%, 10/1/44	5,851,183	5,860,264
+1.62%, 2.82%, 10/1/44	14,540,844	14,576,653
+1.61%, 2.872%, 10/1/44	12,671,270	12,700,749
+1.63%, 2.988%, 10/1/44	13,362,277	13,427,500
+1.63%, 3.021%, 10/1/44	13,619,274	13,701,556
+1.60%, 2.723%, 11/1/44	17,953,285	17,961,635
+1.63%, 2.766%, 11/1/44	7,033,025	7,034,414
+1.63%, 2.794%, 11/1/44	13,906,246	13,918,195
+1.61%, 2.896%, 11/1/44	8,644,193	8,665,030
+1.61%, 2.907%, 11/1/44	7,262,083	7,285,337
+1.62%, 2.913%, 11/1/44	13,206,785	13,257,494
+1.61%, 2.92%, 11/1/44	24,643,353	24,720,309
+1.63%, 2.946%, 11/1/44	10,050,930	10,081,247
+1.63%, 2.949%, 11/1/44	17,529,954	17,613,558
+1.62%, 2.957%, 11/1/44	11,724,522	11,764,084
+1.60%, 2.959%, 11/1/44	6,390,087	6,418,114
+1.63%, 2.778%, 12/1/44	4,286,837	4,287,981
+1.63%, 2.84%, 12/1/44	19,165,008	19,196,070
+1.62%, 2.877%, 12/1/44	13,757,009	13,803,784
+1.63%, 2.893%, 12/1/44	17,004,232	17,063,626
+1.62%, 2.936%, 12/1/44	8,682,933	8,707,623
+1.62%, 2.678%, 1/1/45	13,763,784	13,753,297

	PAR VALUE	VALUE
+1.63%, 2.828%, 1/1/45	$9,916,455	$9,941,540
+1.62%, 2.858%, 1/1/45	9,283,015	9,298,750
+1.62%, 2.913%, 1/1/45	17,375,080	17,416,687
+1.63%, 3.078%, 1/1/45	26,641,023	26,778,386
+1.62%, 2.91%, 2/1/45	14,483,124	14,513,915
+1.62%, 2.668%, 4/1/45	7,820,603	7,803,934
+1.63%, 2.602%, 5/1/45	46,410,190	46,196,329
+1.63%, 2.767%, 6/1/45	5,630,682	5,628,565
+1.63%, 2.636%, 8/1/45	12,420,259	12,368,984
+1.63%, 2.732%, 8/1/45	37,492,220	37,445,579
+1.60%, 2.799%, 8/1/45	9,440,250	9,441,371
+1.63%, 2.81%, 9/1/45	10,520,697	10,506,954
+1.63%, 2.726%, 5/1/46	238,146,560	237,621,500
+1.62%, 2.734%, 5/1/46	18,591,630	18,520,287
+1.62%, 2.637%, 7/1/46	25,926,643	25,751,620
+1.63%, 2.532%, 9/1/46	44,259,460	43,740,573
+1.63%, 3.16%, 6/1/47	12,970,979	12,991,597
+1.63%, 3.196%, 8/1/47	9,247,605	9,270,233
+1.64%, 3.095%, 10/1/47	9,198,185	9,192,955
+1.64%, 3.13%, 11/1/47	3,952,469	3,954,240
USD LIBOR 6-Month
+1.60%, 3.711%, 8/1/36	2,205,439	2,284,925
Freddie Mac Gold,
15 Year 6.00%, 2/1/19-11/1/23	8,326,087	8,641,198
5.50%, 10/1/20-12/1/24	3,340,517	3,408,353
4.50%, 3/1/25-6/1/26	11,432,513	11,812,800
Freddie Mac Gold, 20 Year 6.50%, 10/1/26	2,162,643	2,335,182
4.50%, 5/1/30-1/1/34	100,455,373	104,873,294
4.00%, 9/1/31-10/1/35	459,298,368	474,959,046
3.50%, 7/1/35-1/1/36	178,307,782	180,275,546
Freddie Mac Gold, 30 Year 7.90%, 2/17/21	89,902	90,497
7.00%, 4/1/31-11/1/38	3,430,778	3,755,541
6.50%, 12/1/32-10/1/38	9,990,124	11,082,602
6.00%, 12/1/33-2/1/39	17,860,279	19,598,707
5.50%, 3/1/34-12/1/38	51,944,146	56,268,795
4.50%, 3/1/39-10/1/47	2,358,020,981	2,460,113,157
4.00%, 11/1/45-11/1/47	932,277,996	953,294,384
Ginnie Mae, 20 Year 4.00%, 1/20/35	9,004,691	9,214,505
Ginnie Mae, 30 Year 7.80%, 6/15/20 -1/15/21	90,876	92,005
8.00%, 9/15/20	1,283	1,303
7.85%, 1/15/21	2,903	2,909
7.50%, 12/15/23-5/15/25	772,135	836,893
7.00%, 5/15/28	259,767	284,550

		16,042,534,773
Private Label CMO & REMIC: 0.1%
GSMPS Mortgage Loan Trust Series 2004-4 1A4, 8.50%, 6/25/34(b)	3,457,908	3,975,097
Seasoned Credit Risk Transfer Trust Series 2017-4 M45T, 4.50%, 6/25/57	32,255,388	33,671,602

		37,646,699

		18,950,476,587

		22,823,490,678
CORPORATE: 34.1%
FINANCIALS: 11.9%
Bank of America Corp.
3.004%, 12/20/23(f)	422,916,000	410,089,173
4.20%, 8/26/24	163,140,000	163,923,702
4.25%, 10/22/26	185,082,000	182,827,546

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 11

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2018

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
Barclays PLC (United Kingdom)
4.375%, 9/11/24	$239,204,000	$232,405,822
4.836%, 5/9/28	77,975,000	73,612,693
BNP Paribas SA (France)
4.25%, 10/15/24	380,966,000	375,752,770
4.375%, 9/28/25(b)	165,756,000	161,725,096
4.375%, 5/12/26(b)	118,904,000	115,321,337
4.625%, 3/13/27(b)	106,000,000	104,005,096
Boston Properties, Inc.
5.875%, 10/15/19	48,079,000	49,517,524
5.625%, 11/15/20	79,385,000	83,182,778
4.125%, 5/15/21	52,852,000	53,813,133
3.85%, 2/1/23	76,031,000	76,393,517
3.125%, 9/1/23	19,500,000	18,957,644
3.80%, 2/1/24	64,024,000	63,677,904
3.20%, 1/15/25	47,075,000	44,797,485
3.65%, 2/1/26	19,580,000	18,878,726
Capital One Financial Corp.
3.50%, 6/15/23	155,385,000	151,738,052
3.75%, 4/24/24	36,940,000	36,217,798
3.20%, 2/5/25	52,515,000	49,285,604
4.20%, 10/29/25	121,149,000	117,618,855
Cigna Corp.
4.00%, 2/15/22	62,964,000	63,828,532
7.65%, 3/1/23	7,217,000	8,360,836
7.875%, 5/15/27	26,720,000	33,133,612
Citigroup, Inc.
3.50%, 5/15/23	72,730,000	71,099,067
4.00%, 8/5/24	31,300,000	30,760,581
USD LIBOR 3-Month
+6.37%, 8.729%, 10/30/40(a)	417,021,400	452,051,198
Equity Residential
4.75%, 7/15/20	5,200,000	5,342,877
4.625%, 12/15/21	108,687,000	112,650,037
3.00%, 4/15/23	47,300,000	46,142,787
3.375%, 6/1/25	77,890,000	76,021,012
HSBC Holdings PLC (United Kingdom)
5.10%, 4/5/21	85,935,000	89,821,616
9.30%, 6/1/21	100,000	114,649
4.30%, 3/8/26	116,100,000	116,358,161
6.50%, 5/2/36	218,122,000	252,803,027
6.50%, 9/15/37	219,191,000	255,555,585
6.80%, 6/1/38	29,650,000	35,663,191
JPMorgan Chase & Co.
3.375%, 5/1/23	92,238,000	90,058,617
4.125%, 12/15/26	106,000,000	104,624,061
4.25%, 10/1/27	125,244,000	124,280,834
8.75%, 9/1/30(a)	62,983,000	86,612,011
Lloyds Banking Group PLC (United Kingdom)
4.50%, 11/4/24	218,317,000	215,737,803
4.582%, 12/10/25	116,731,000	114,391,045
4.65%, 3/24/26	118,232,000	116,293,321
Royal Bank of Scotland Group PLC (United Kingdom)
6.125%, 12/15/22	331,036,000	348,281,790
6.00%, 12/19/23	317,085,000	332,621,654
5.125%, 5/28/24	18,169,000	18,319,469
Unum Group
7.19%, 2/1/28	11,295,000	12,955,982
7.25%, 3/15/28	25,060,000	29,729,719
6.75%, 12/15/28	8,107,000	9,364,005
Wells Fargo & Co.
2.15%, 12/6/19	280,875,000	277,806,230
4.10%, 6/3/26	120,170,000	117,715,253
4.30%, 7/22/27	323,175,000	318,366,088
USD LIBOR 3-Month
+0.65%, 2.964%, 12/6/19	135,850,000	136,758,021

		6,687,364,926

	PAR VALUE	VALUE
INDUSTRIALS: 20.9%
AT&T, Inc.
8.25%, 11/15/31(b)	$100,978,000	$129,454,739
5.35%, 9/1/40	59,744,000	58,269,011
4.75%, 5/15/46	112,670,000	100,569,434
5.65%, 2/15/47	120,390,000	121,144,158
5.45%, 3/1/47	124,855,000	122,465,285
4.50%, 3/9/48	250,175,000	214,734,221
Bayer AG (Germany) 3.875%, 12/15/23(b)	99,150,000	99,117,034
4.25%, 12/15/25(b)	118,000,000	118,678,730
4.375%, 12/15/28(b)	137,260,000	137,463,616
BHP Billiton, Ltd. (Australia) 6.75%, 10/19/75(a)(b)(f)	111,122,000	120,511,809
Burlington Northern Santa Fe LLC (d) 4.70%, 10/1/19	33,445,000	34,200,723
8.251%, 1/15/21	1,805,271	1,912,413
3.05%, 9/1/22	39,535,000	39,064,488
5.943%, 1/15/23	19,861	20,645
3.85%, 9/1/23	79,525,000	81,067,146
5.72%, 1/15/24	11,608,351	12,363,416
5.342%, 4/1/24	3,431,597	3,573,218
5.629%, 4/1/24	14,534,731	15,530,317
5.996%, 4/1/24	30,441,278	32,875,247
3.442%, 6/16/28(b)	80,509,841	77,802,134
Cemex SAB de CV (Mexico) 6.00%, 4/1/24(b)	113,175,000	114,731,156
5.70%, 1/11/25(b)	217,411,000	214,910,774
6.125%, 5/5/25(b)	105,300,000	107,037,450
7.75%, 4/16/26(b)	82,008,000	88,847,467
Charter Communications, Inc. 8.75%, 2/14/19	130,460,000	134,814,112
8.25%, 4/1/19	237,543,000	246,389,880
5.00%, 2/1/20	20,700,000	21,131,492
4.125%, 2/15/21	33,095,000	33,261,404
4.00%, 9/1/21	40,609,000	40,604,758
4.908%, 7/23/25	122,505,000	123,680,244
4.20%, 3/15/28	68,500,000	64,103,175
6.55%, 5/1/37	46,188,000	48,971,230
6.75%, 6/15/39	112,072,000	119,407,217
6.484%, 10/23/45	438,944,000	462,351,330
5.375%, 5/1/47	57,310,000	52,005,691
5.75%, 4/1/48	101,755,000	98,439,874
Comcast Corp. 3.969%, 11/1/47	44,560,000	39,217,799
Cox Enterprises, Inc. 3.25%, 12/15/22(b)	94,333,000	91,602,072
2.95%, 6/30/23(b)	251,295,000	237,989,814
3.85%, 2/1/25(b)	263,159,000	257,716,440
3.35%, 9/15/26(b)	139,412,000	128,846,489
3.50%, 8/15/27(b)	144,842,000	134,688,918
CRH PLC (Ireland) 3.875%, 5/18/25(b)	196,754,000	194,002,252
CSX Corp. 9.75%, 6/15/20	10,067,000	11,277,809
6.251%, 1/15/23	12,935,299	13,961,068
CVS Health Corp. 3.70%, 3/9/23	186,665,000	184,764,735
4.10%, 3/25/25	42,500,000	42,267,113
4.30%, 3/25/28	116,634,000	115,003,421
4.78%, 3/25/38	75,850,000	74,974,597
Dell Technologies, Inc. 4.42%, 6/15/21(b)	24,151,000	24,493,763
5.45%, 6/15/23(b)	178,108,000	186,271,582
Dillard’s, Inc. 7.13%, 8/1/18	23,565,000	23,635,710
7.875%, 1/1/23	275,000	306,000
7.75%, 7/15/26	21,016,000	23,654,105

PAGE 12 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2018

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
7.75%, 5/15/27	$12,848,000	$14,446,367
7.00%, 12/1/28	28,225,000	30,556,782
DowDuPont, Inc. 7.375%, 11/1/29	69,100,000	86,116,172
9.40%, 5/15/39	153,811,000	236,857,996
5.25%, 11/15/41	37,853,000	39,783,312
FedEx Corp. 8.00%, 1/15/19	16,875,000	17,340,483
Ford Motor Credit Co. LLC (d) 2.681%, 1/9/20	110,925,000	109,881,218
8.125%, 1/15/20	7,091,000	7,596,901
5.75%, 2/1/21	192,923,000	202,574,938
5.875%, 8/2/21	169,660,000	179,845,796
3.219%, 1/9/22	30,125,000	29,454,018
Imperial Brands PLC (United Kingdom) 3.75%, 7/21/22(b)	124,595,000	123,631,707
4.25%, 7/21/25(b)	559,133,000	556,407,752
Kinder Morgan, Inc. 4.30%, 6/1/25	129,770,000	129,091,433
6.50%, 2/1/37	50,861,000	54,871,108
6.95%, 1/15/38	92,139,000	104,952,257
6.50%, 9/1/39	72,546,000	78,290,292
5.00%, 8/15/42	78,782,000	73,246,483
5.00%, 3/1/43	86,308,000	80,198,391
5.50%, 3/1/44	96,910,000	96,187,743
5.40%, 9/1/44	69,297,000	67,216,712
Macy’s, Inc. 6.65%, 7/15/24	52,526,000	56,686,364
7.00%, 2/15/28	17,160,000	18,622,252
6.70%, 9/15/28	34,115,000	36,119,754
6.90%, 4/1/29	81,337,000	87,319,416
6.70%, 7/15/34	77,960,000	81,236,579
4.50%, 12/15/34	154,923,000	133,618,435
6.375%, 3/15/37	21,354,000	21,482,042
Naspers, Ltd. (South Africa) 6.00%, 7/18/20(b)	220,010,000	229,490,231
5.50%, 7/21/25(b)	291,811,000	300,127,614
4.85%, 7/6/27(b)	108,648,000	106,342,707
Nordstrom, Inc. 6.95%, 3/15/28	20,107,000	22,423,713
RELX PLC (United Kingdom) 8.625%, 1/15/19	28,613,000	29,463,329
3.125%, 10/15/22	146,687,000	143,871,435
3.50%, 3/16/23	44,665,000	44,177,901
Telecom Italia SPA (Italy) 7.175%, 6/18/19	200,711,000	206,421,228
5.303%, 5/30/24(b)	178,471,000	176,017,024
7.20%, 7/18/36	53,458,000	55,377,142
7.721%, 6/4/38	145,274,000	156,169,550
TransCanada Corp. (Canada) 5.625%, 5/20/75(a)(f)	237,639,000	231,698,025
5.875%, 8/15/76(a)(f)	84,536,000	83,690,640
5.30%, 3/15/77(a)(f)	250,014,000	236,391,987
Twenty-First Century Fox, Inc. 6.20%, 12/15/34	14,795,000	17,466,154
6.40%, 12/15/35	49,525,000	59,373,466
6.15%, 3/1/37	31,905,000	37,399,232
6.65%, 11/15/37	79,075,000	98,093,329
6.15%, 2/15/41	44,858,000	53,567,789
Ultrapar Participacoes SA (Brazil) 5.25%, 10/6/26(b)	140,650,000	130,382,550
Union Pacific Corp. 7.60%, 1/2/20	242,539	253,829
6.061%, 1/17/23	2,359,419	2,584,668
4.698%, 1/2/24	2,066,012	2,126,548
5.082%, 1/2/29	5,372,184	5,599,008
5.866%, 7/2/30	31,848,176	34,587,341
6.176%, 1/2/31	31,787,229	34,841,187

	PAR VALUE	VALUE
Verizon Communications, Inc. 4.272%, 1/15/36	$166,472,000	$153,474,950
4.522%, 9/15/48	213,601,000	194,583,996
5.012%, 4/15/49	480,632,000	467,690,613
Xerox Corp.
5.625%, 12/15/19	87,407,000	89,663,733
2.75%, 9/1/20	22,690,000	22,225,826
4.50%, 5/15/21	63,744,000	64,572,224
4.07%, 3/17/22	2,349,000	2,312,909
Zoetis, Inc.
3.45%, 11/13/20	39,377,000	39,494,182
4.50%, 11/13/25	166,139,000	171,867,498

		11,733,634,986
UTILITIES: 1.3%
Dominion Energy, Inc.
2.962%, 7/1/19	10,000,000	9,977,744
2.579%, 7/1/20	24,949,000	24,577,010
4.104%, 4/1/21	97,451,000	98,810,442
5.75%, 10/1/54(a)(f)	232,036,000	241,781,512
Enel SPA (Italy)
6.80%, 9/15/37(b)	174,509,000	208,434,188
6.00%, 10/7/39(b)	157,024,000	174,395,972

		757,976,868

		19,178,976,780

TOTAL DEBT SECURITIES (Cost $55,385,319,939)		$55,172,553,648

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 13

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2018

SHORT-TERM INVESTMENTS: 2.0%

	PAR VALUE/ SHARES	VALUE
COMMERCIAL PAPER: 0.9%
Ford Motor Credit Co. LLC(d)
7/10/18(b)	$25,163,000	$25,148,217
9/14/18(b)	120,000,000	119,400,000
9/21/18(b)	120,000,000	119,344,000
Mondelez International, Inc.
9/13/18(b)	100,000,000	99,482,000
9/19/18(b)	80,000,000	79,555,555
AT&T, Inc. 7/23/18(b)	44,200,000	44,129,231

		487,059,003
REPURCHASE AGREEMENT: 0.7%
Fixed Income Clearing Corporation(c) 1.20%, dated 6/29/18, due 7/2/18, maturity value $417,747,771	417,706,000	417,706,000
MONEY MARKET FUND: 0.4%
State Street Institutional U.S. Government Money Market Fund	225,409,635	225,409,635

TOTAL SHORT-TERM INVESTMENTS (Cost $1,130,174,638)		$1,130,174,638

TOTAL INVESTMENTS IN SECURITIES (Cost $56,515,494,577)	100.1%	$56,302,728,286
OTHER ASSETS LESS LIABILITIES	(0.1%)	(49,361,550)

NET ASSETS	100.0%	$56,253,366,736

(a)	Hybrid security
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by Dodge & Cox, investment manager, pursuant to procedures approved by the Fund’s Board of Trustees.

(c)	Repurchase agreement is collateralized by U.S. Treasury Note 2.625%, 5/15/21. Total collateral value is $426,061,008.
(d)	Subsidiary (see below)
(e)

Variable rate security: interest rate is determined by the interest rates of underlying pool of assets that collateralize the security. The interest rate of the security may change due to a change in the interest rates or the composition of underlying pool of assets. The interest rate shown is the rate as of period end.

(f)

Variable rate security: fixed-to-float security pays an initial fixed interest rate and will pay a floating interest rate established at a predetermined time in the future. The interest rate shown is the rate as of period end.

Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries. In determining a parent company’s country designation, the Fund generally references the country of incorporation.

Debt securities with floating interest rates are linked to the referenced benchmark; the interest rate shown is the rate as of period end.

ARM: Adjustable Rate Mortgage

CMBS: Commercial Mortgage-Backed Security

CMO: Collateralized Mortgage Obligation

CMT: Constant Maturity Treasury

DUS: Delegated Underwriting and Servicing

GO: General Obligation

RB: Revenue Bond

REMIC: Real Estate Mortgage Investment Conduit

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation (Depreciation)
Ultra Long-Term U.S. Treasury Bond—Short Position	1,399	9/19/18	$(223,227,938)	$(4,288,765)

PAGE 14 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2018
ASSETS:
Investments in securities, at value (cost $56,515,494,577)	$56,302,728,286
Cash	4,489,142
Deposits with broker for futures contracts	4,616,700
Receivable for variation margin for futures contracts	87,760
Receivable for investments sold	624,676,492
Receivable for Fund shares sold	47,246,217
Interest receivable	417,927,997
Prepaid expenses and other assets	86,405

57,401,858,999

LIABILITIES:
Payable for investments purchased	944,145,826
Payable for Fund shares redeemed	183,109,021
Management fees payable	18,482,114
Accrued expenses	2,755,302

1,148,492,263

NET ASSETS	$56,253,366,736

NET ASSETS CONSIST OF:
Paid in capital	$56,316,240,282
Undistributed net investment income	21,169,777
Undistributed net realized gain	133,011,733
Net unrealized depreciation	(217,055,056)

$56,253,366,736

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	4,207,540,153
Net asset value per share	$13.37

STATEMENT OF OPERATIONS (unaudited)

Six Months Ended June 30, 2018
INVESTMENT INCOME:
Dividends	$16,053,267
Interest	890,651,114

906,704,381

EXPENSES:
Management fees	109,943,752
Custody and fund accounting fees	410,617
Transfer agent fees	4,066,917
Professional services	105,633
Shareholder reports	1,221,599
Registration fees	910,431
Trustees’ fees	162,083
Miscellaneous	347,967

117,168,999

NET INVESTMENT INCOME	789,535,382

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain
Investments in securities	101,508,820
Futures contracts	36,244,375
Net change in unrealized appreciation/depreciation
Investments in securities	(1,613,911,973)
Futures contracts	(5,528,842)

Net realized and unrealized loss	(1,481,687,620)

NET CHANGE IN NET ASSETS FROM OPERATIONS	$(692,152,238)

STATEMENT OF CHANGES IN NET ASSETS (unaudited)

	Six Months Ended June 30, 2018	Year Ended December 31, 2017
OPERATIONS:
Net investment income	$789,535,382	$1,407,714,701
Net realized gain (loss)	137,753,195	238,365,078
Net change in unrealized appreciation/depreciation	(1,619,440,815)	498,474,373

	(692,152,238)	2,144,554,152

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(786,453,248)	(1,404,908,219)
Net realized gain	(126,561,039)	(140,759,824)

Total distributions	(913,014,287)	(1,545,668,043)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	8,132,257,405	14,912,910,845
Reinvestment of distributions	754,346,051	1,266,629,663
Cost of shares redeemed	(5,314,830,453)	(9,124,121,824)

Net change from Fund share transactions	3,571,773,003	7,055,418,684

Total change in net assets	1,966,606,478	7,654,304,793

NET ASSETS:
Beginning of period	54,286,760,258	46,632,455,465

End of period (including undistributed net investment income of $21,169,777 and $18,087,643, respectively)	$56,253,366,736	$54,286,760,258

SHARE INFORMATION:
Shares sold	599,511,434	1,083,349,260
Distributions reinvested	56,268,185	92,213,550
Shares redeemed	(392,402,442)	(663,262,463)

Net change in shares outstanding	263,377,177	512,300,347

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 15

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Income Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on January 3, 1989, and seeks high and stable current income consistent with long-term preservation of capital. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.

Debt securities and derivatives traded over the counter are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities. All securities held by the Fund are denominated in U.S. dollars.

If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Dividend income is recorded on the ex-dividend date.

Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred

PAGE 16 ▪ DODGE & COX INCOME FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of futures contracts. Futures contracts are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund has maintained short Treasury futures contracts to assist with the management of the portfolio’s interest rate exposure. During the six months ended June 30, 2018, these Treasury futures contracts had notional values up to 2% of net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2018:

Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Debt Securities
U.S. Treasury	$—	$9,769,881,655
Government-Related	—	3,400,204,535
Securitized	—	22,823,490,678
Corporate	—	19,178,976,780
Short-term Investments
Commercial Paper	—	487,059,003
Repurchase Agreement	—	417,706,000
Money Market Fund	225,409,635	—

Total Securities	$225,409,635	$56,077,318,651

Other Investments
Futures Contracts
Depreciation	$(4,288,765)	$—

(a)

There were no transfers between Level 1 and Level 2 during the period. There were no Level 3 securities at June 30, 2018 and December 31, 2017, and there were no transfers to Level 3 during the period.

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays a management fee monthly at an annual rate of 0.50% of the Fund’s average daily net assets up to $100 million and 0.40% of the Fund’s average daily net assets in excess of $100 million to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 1% of the average daily net assets for the year.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), derivatives, and Treasury Inflation-Protected Securities.

DODGE & COX INCOME FUND ▪ PAGE 17

NOTES TO FINANCIAL STATEMENTS (unaudited)

Distributions during the periods noted below were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
Ordinary income	$786,453,248		$1,404,908,219
	($0.190 per share	)	($0.380 per share	)
Long-term capital gain	$126,561,039		$140,759,824
	($0.031 per share	)	($0.037 per share	)

The components of distributable earnings on a tax basis are reported as of the Fund’s most recent year end. At December 31, 2017, the tax basis components of distributable earnings were as follows:

Undistributed ordinary income	$18,241,722
Undistributed long-term capital gain	123,344,088

At June 30, 2018, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes was as follows:

Tax cost	$56,511,478,732

Unrealized appreciation	682,776,788
Unrealized depreciation	(895,815,999)

Net unrealized depreciation	(213,039,211)

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the six months ended June 30, 2018, the Fund’s commitment fee amounted to $162,859 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2018, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $5,409,062,697 and $1,919,434,377 respectively. For the six months ended June 30, 2018, purchases and sales of U.S. government securities aggregated $8,850,367,455 and $8,113,686,402 respectively.

NOTE 7—NEW ACCOUNTING GUIDANCE

In March 2017, the Financial Accounting Standards Board issued an update to amend the amortization period for certain purchased callable debt securities held at a premium. The amendments shorten the amortization period for premiums to the earliest call date, but do not require an accounting change for securities held at a discount. The amendments are effective for financial statements for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statements and disclosures.

NOTE 8—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2018, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 18 ▪ DODGE & COX INCOME FUND

FINANCIAL HIGHLIGHTS (unaudited)

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,
	2018		2017	2016	2015	2014	2013

Net asset value, beginning of period	$13.76		$13.59	$13.29	$13.78	$13.53	$13.86
Income from investment operations:
Net investment income	0.19		0.38	0.42	0.40	0.39	0.42
Net realized and unrealized gain (loss)	(0.36)		0.21	0.32	(0.48)	0.35	(0.33)

Total from investment operations	(0.17)		0.59	0.74	(0.08)	0.74	0.09

Distributions to shareholders from:
Net investment income	(0.19)		(0.38)	(0.42)	(0.40)	(0.39)	(0.42)
Net realized gain	(0.03)		(0.04)	(0.02)	(0.01)	(0.10)	—

Total distributions	(0.22)		(0.42)	(0.44)	(0.41)	(0.49)	(0.42)

Net asset value, end of period	$13.37		$13.76	$13.59	$13.29	$13.78	$13.53

Total return	(1.23)%		4.36%	5.62%	(0.59)%	5.48%	0.64%
Ratios/supplemental data:
Net assets, end of period (millions)	$56,253		$54,287	$46,632	$43,125	$39,128	$24,654
Ratio of expenses to average net assets	0.43	%(a)	0.43%	0.43%	0.43%	0.44%	0.43%
Ratio of net investment income to average net assets	2.87	%(a)	2.80%	3.11%	2.97%	2.89%	3.00%
Portfolio turnover rate	19%		19%	27%	24%	27%	38%
(a)	Annualized

See accompanying Notes to Financial Statements

DODGE & COX INCOME FUND ▪ PAGE 19

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 800-SEC-0330. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

PAGE 20 ▪ DODGE & COX INCOME FUND

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DODGE & COX INCOME FUND ▪ PAGE 21

[THIS PAGE INTENTIONALLY LEFT BLANK]

PAGE 22 ▪ DODGE & COX INCOME FUND

TRUSTEES AND EXECUTIVE OFFICERS

Charles F. Pohl, Chairman and Trustee

Chairman, Dodge & Cox

Dana M. Emery, President and Trustee

Chief Executive Officer and President, Dodge & Cox

Caroline M. Hoxby, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institution

Thomas A. Larsen, Independent Trustee

Former Senior Counsel, Arnold & Porter Kaye Scholer LLP

Ann Mather, Independent Trustee

Former Executive Vice President, Chief Financial Officer, and Company Secretary, Pixar Animation Studios

Robert B. Morris III, Independent Trustee

Former Partner and Managing director - Global Investment Research, Goldman Sachs; former Advisory Director, The Presidio Group

Gary Roughead, Independent Trustee

Robert and Marion Oster Distinguished Military Fellow, Hoover Institution; former U.S. Navy Chief of Naval Operations

Mark E. Smith, Independent Trustee

Former Executive Vice President and Managing Director-Fixed Income, Loomis Sayles & Company, L.P.

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; and former Under Secretary for International Affairs, United States Treasury

Diana S. Strandberg, Senior Vice President

Senior Vice President and Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President and Assistant Treasurer, Dodge & Cox

Katherine M. Primas, Chief Compliance Officer

Vice President and Chief Compliance Officer, Dodge & Cox

Roberta R.W. Kameda, Secretary

Vice President, General Counsel, and Secretary, Dodge & Cox

William W. Strickland, Vice President, Assistant Secretary, and Assistant Treasurer

Vice President and Chief Operating Officer, Dodge & Cox

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.

DODGE & COX INCOME FUND ▪ PAGE 23

Income Fund

dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o DST Asset Manager Solutions, Inc.

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2018, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

DODGE & COX FUNDS®

2018

Semi-Annual Report

June 30, 2018

Global Bond Fund

ESTABLISHED 2014

TICKER:  DODLX

6/18 GBF SAR       Printed on recycled paper

TO OUR SHAREHOLDERS

The Dodge & Cox Global Bond Fund had a total return of –1.9% for the six months ended June 30, 2018, compared to a return of –1.5% for the Bloomberg Barclays Global Aggregate Bond Index (Bloomberg Barclays Global Agg).

MARKET COMMENTARY

Global bond market returns were challenged in the first half of 2018 as U.S. interest rates rose, the U.S. dollar strengthened, and corporate bonds underperformed. While the global economic expansion remains strong, momentum slowed in some regions, particularly Europe, and trade tensions rose, posing a mounting risk to the global outlook.

Expressing optimism about the U.S. economy, the Federal Reserve (Fed) hiked interest rates by 25 basis points (bps)(a) in both March and June, and signaled that two more increases are likely during the remainder of 2018. Notably, the Fed’s preferred measure of inflation recently reached its 2% target for the first time since 2012. The U.S. 10-year Treasury yield briefly reached 3.11% in May, its highest level since 2011, before closing the first half at 2.86%. Consumer confidence and labor market data in the United States also showed sustained momentum, contrasting with somewhat lackluster economic data coming from Europe. The European Central Bank (ECB) announced that it would end its bond purchase program in December and keep rates steady through the summer of 2019. Ten-year German bund yields finished the first half of the year at a meager 0.30%.

Despite starting 2018 on a depreciating trend, the trade-weighted U.S. dollar rose 4.2%, reversing some of its decline in 2017. The ECB’s dovish tone, combined with uncertainty around a new populist coalition government in Italy, put pressure on the euro (down 2.7%) and several related European currencies (e.g., Polish zloty, Swedish krona). The strong U.S. dollar and the prospects for higher U.S. interest rates and rising tariffs weighed on emerging market debt and currencies. This weaker external environment, combined with idiosyncratic political and economic vulnerabilities, caused significant sell-offs in Argentina, Brazil, and Turkey.

Weakness in corporate bond returns was widespread across industries. BBB-rated credits,(b) the lowest rung on the investment-grade ladder, fared worst as concerns grew about the growing size of this market segment and prospects rose for more debt-financed mergers and acquisitions, especially in the Communications and Health Care sectors. After reaching the lowest levels since the financial crisis, credit yield premiums(c) widened beginning in February. At June 30, the Bloomberg Barclays Global Agg Corporate OAS was 125 bps, the highest level since December 2016 and near long-term median levels. Despite this move, yield premiums remain fairly low in a long-term historical context, and the fundamental outlook for corporations appears strong.

INVESTMENT STRATEGY

Compared to 2016 and 2017, the market backdrop in 2018 has been a difficult one in which to generate returns from the three main return levers of our global bond strategy—credit, currency,

and interest rates. Rising yields across broad swaths of the market (e.g., corporate bonds, emerging market local debt) and depreciation of almost every currency versus the dollar drove negative returns across most of our investment universe. While we are disappointed to report negative returns, we believe these recent trends create interesting opportunities. Bond yields and non-U.S. currencies now trade at more attractive entry points for investors. The yield of the Fund, which increased during the first half of the year, is the outcome of a dynamic and deliberate investment process that is anchored in fundamental research and designed to identify our best investment ideas across the globe.

During the first six months of 2018, as valuations for “risk assets” such as corporate bonds and emerging market debt fell, we actively increased our exposure to selected issuers in these areas of the market. The following sections provide more context and specifics around the Fund’s positioning and outlook.

Credit: Opportunities Abound

As corporate bond prices fell over the period, our research team identified many compelling investment opportunities. In fact, the Fund’s corporate bond weighting rose by nine percentage points (from 38% to 47%). This is a clear departure from positioning changes in the previous two years (when valuations were rising), during which we reduced the corporate weighting by approximately 20 percentage points. The additions to the Fund came from both the primary and secondary markets, and a variety of credit-rating categories and industries. At a high level, emerging markets, Italian corporates, and corporate hybrid securities of high-quality industrials (a subordinated bond structure) were key focus areas. However, as always, our portfolio construction is bottom-up, based on deep analysis on an issuer-by-issuer basis. For example, we initiated a position in CVS(d) and added to our Cemex position.

In March, the Fund purchased several bonds issued by CVS as part of a $40 billion new issue related to CVS’s $77 billion purchase of Aetna, a health insurance provider. The transaction will create a large, diverse, and vertically integrated healthcare platform. We believe the income offered on the bonds was attractive given the immense scale of the combined company (one of the five largest companies in the United States in terms of revenue generation) and our confidence in the management team’s ability and commitment to pay down debt in the coming years.

Cemex, a Mexico-domiciled global building materials company, has been a holding of the Fund for many years; we have adjusted our position size over time in response to valuation considerations. In recent months, the yield on our Cemex holding increased meaningfully, reflecting somewhat weaker operating profitability and concerns about the political and economic outlook in Mexico. We reviewed the risks and decided to increase the Fund’s position from 1.2% to 1.7%. We believe the fears about Mexico are overdone and that Cemex’s long-term operating prospects are strong. Importantly, over the last several years, the management team has prioritized reducing leverage and achieving an investment-grade credit rating, which aligns well with our interests as creditors.

PAGE 2 ▪ DODGE & COX GLOBAL BOND FUND

Currency: Recent Emerging Market Pains Could Turn Into Gains

The Fund holds 18%(e) in local emerging market bonds, invested across seven countries and currencies. The Fund’s investments in Colombia and Mexico government bonds performed strongly, while the Fund’s investments in Argentina, India, Indonesia, Poland, and Turkey suffered. We believe fears regarding a broad emerging markets meltdown are unfounded. First, many emerging market economies have become more resilient over time. In many cases, current account deficits are lower, inflation is lower, and the composition of debt has improved as countries have developed their own capital markets, enabling lower foreign currency borrowing and longer average debt maturities. Second, while there are commonalities among emerging market countries, they are diverse in terms of politics, economic prospects, capital market developments, and other relevant factors. Third, the recent price declines have been significant and, in some cases, overdone relative to our assessment of fair value. For several countries, real rates and currency valuations look quite appealing, and we added incrementally to a number of positions during the period. We are optimistic regarding their total return prospects, given their attractive yield coupled with the potential for currency stability or appreciation.

For example, we modestly increased our exposure to the Argentine peso, following a significant weakening. One of the Fund’s holdings is a Province of Buenos Aires bond that now yields over 50%, providing a significant cushion against further currency depreciation. 2018 has been a difficult year for Argentina. As the appetite for emerging market assets declined, fears escalated about Argentina’s large external funding needs given its sizeable twin (fiscal and current account) deficits and still underdeveloped domestic capital markets. With confidence in policy makers and the inflation outlook faltering, the central bank was forced to raise rates by nearly 13 percentage points in order to anchor inflation expectations and stem currency depreciation. Despite some deterioration in the economic and political outlook, we believe that President Macri’s institutional and macroeconomic reform agenda remains credible. We are also comforted by the $50 billion, 3-year IMF agreement reached in June, which should lessen tail risk and provide the authorities some time to continue advancing much-needed reforms.

Rates: Picking Our Spots

The Fund’s aggregate duration(f) positioning (3.6 years) remained relatively unchanged over the period. The front-end of the U.S. yield curve has risen to attractive levels (e.g., 2-year U.S. Treasury rate of 2.5%) relative to the post-financial crisis era and to many other current developed market yields (e.g., Germany, Japan). However, longer-term U.S. interest rates (e.g., 10-years maturity and longer) have risen less and, in our view, warrant caution as increases in this part of the yield curve could have a big negative price impact. Furthermore, longer-term rates in developed markets outside the United States remain at historically low levels, providing little cushion against any negative price impact from rising rates.

In contrast, nominal and inflation-adjusted longer-term interest rates in several emerging market countries look quite attractive. For example, the Fund holds a small position in longer-term Indonesia local government bonds that yield 8.4%. We believe that this yield will fall over time given the inflation outlook, a proactive central bank, and the continuation of positive economic and institutional reforms.

IN CLOSING

Recent market dynamics have created short-term challenges for investors but also ample opportunities for active global bond managers. We have confidence in our well-established investment approach and believe the Fund is well positioned to meet our long-term investment objectives. Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

August 1, 2018

(a)	One basis point is equal to 1/100th of 1%.
(b)	Credit securities refers to corporate bonds and government-related securities, as classified by Bloomberg.
(c)	Yield premiums are one way to measure a security’s valuation. Narrowing yield premiums result in a higher valuation. Widening yield premiums result in a lower valuation.
(d)	The use of specific examples does not imply that they are more or less attractive investments than the Fund’s other holdings.
(e)	Unless otherwise specified, all weightings and characteristics are as of June 30, 2018.
(f)	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.

DODGE & COX GLOBAL BOND FUND ▪ PAGE 3

YEAR-TO-DATE PERFORMANCE REVIEW

The Fund underperformed the Bloomberg Barclays Global Agg by 0.5 percentage points year to date.

Key Detractors from Relative Results

▪	Certain emerging market local currency bonds underperformed, including Province of Buenos Aires, Indonesia, and India (combined 5% versus 0% in the Bloomberg Barclays Global Agg).
▪	The Fund’s lack of exposure to interest rates in the Eurozone hurt relative returns as interest rates fell.
▪	The Fund’s high exposure to corporate bonds (38% versus 19% in the Bloomberg Barclays Global Agg) hurt relative performance as credit yield premiums rose.

Key Contributors to Relative Results

▪

Currency positioning contributed positively to relative performance, led by a large underweight in the euro (0% versus 26% in the Bloomberg Barclays Global Agg), and overweights in the Mexican and Colombian pesos (combined 9% versus 0%).

▪	The yield advantage of the Fund contributed positively to performance.
▪

Certain credits performed well, particularly Bank of America trust preferred securities, which outperformed after redemption by the issuer at a premium to the market price. Other outperformers included Citigroup capital securities, Rio Oil Finance Trust, and Macy’s.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 85 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Global Fixed Income Investment Committee, which is the decision-making body for the Global Bond Fund, is a six-member committee with an average tenure at Dodge & Cox of 20 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The yields and market values of the instruments in which the Fund invests may fluctuate. Accordingly, an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment and call risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 4 ▪ DODGE & COX GLOBAL BOND FUND

GROWTH OF $10,000 SINCE INCEPTION

FOR AN INVESTMENT MADE ON DECEMBER 5, 2012

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2018

	1 Year	3 Years	5 Years	Since Inception (12/5/12)

Dodge & Cox Global Bond Fund(a)	0.38%	3.41%	2.93%	2.24%
Bloomberg Barclays Global Aggregate Bond Index (Bloomberg Barclays Global Agg)	1.36	2.58	1.50	0.31
(a)

Expense reimbursements have been in effect for the Fund since its inception. Without the expense reimbursements, returns for the Fund would have been lower. The Fund’s returns since May 1, 2014 are as presented in the Financial Highlights.

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

A private fund managed and funded by Dodge & Cox (the “Private Fund”) was reorganized into the Fund and the Fund commenced operations on May 1, 2014. The Private Fund commenced operations on December 5, 2012 and had an investment objective, policies, and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the Private Fund was not registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”), and therefore was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include interest income but, unlike Fund returns, do not reflect fees or expenses. The Bloomberg Barclays Global Aggregate Bond Index (Bloomberg Barclays Global Agg) is a widely recognized, unmanaged index of multi-currency investment-grade, debt securities.

Bloomberg is a registered trademark of Bloomberg Finance L.P. and its affiliates. Barclays® is a trademark of Barclays Bank PLC.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2018	Beginning Account Value 1/1/2018	Ending Account Value 6/30/2018	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$980.50	$2.21
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.56	2.26
*	Expenses are equal to the Fund’s annualized net expense ratio of 0.45%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX GLOBAL BOND FUND ▪ PAGE 5

FUND INFORMATION (unaudited)	June 30, 2018

GENERAL INFORMATION
Net Asset Value Per Share	$10.69
Total Net Assets (millions)	$196.3
Net Expense Ratio(a)	0.45%
Gross Expense Ratio (1/1/18 to 6/30/18, annualized)	0.96%
Portfolio Turnover Rate (1/1/18 to 6/30/18, unannualized)	21%
30-Day SEC Yield (using net expenses)(a)(b)	4.44%
30-Day SEC Yield (using gross expenses)	3.93%
Number of Credit Issuers	48
Fund Inception	May 1, 2014
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Global Fixed Income Investment Committee, whose six members’ average tenure at Dodge & Cox is 20 years.

PORTFOLIO CHARACTERISTICS	Fund	BBG Barclays Global Agg
Effective Duration (years)(c)	3.6	7.0
Emerging Markets(d)	28.9%	5.3%
Non-USD Currency Exposure(e)	17.5%	55.5%

FIVE LARGEST CREDIT ISSUERS (%)(f)	Fund
Telecom Italia SPA	2.1
Kinder Morgan, Inc.	2.1
Charter Communications, Inc.	2.0
AT&T, Inc.	2.0
TransCanada Corp.	2.0

CREDIT QUALITY (%)(g)(h)	Fund	BBG Barclays Global Agg
Aaa	21.3	39.6
Aa	2.0	16.2
A	13.7	29.0
Baa	43.2	15.2
Ba	12.9	0.0
B	2.2	0.0
Caa	0.0	0.0
Net Cash & Other(i)	4.7	0.0

ASSET ALLOCATION

SECTOR DIVERSIFICATION (%)(h)	Fund	BBG Barclays Global Agg
Government	18.7	54.2
Government-Related	5.9	12.1
Securitized	24.1	15.1
Corporate	46.6	18.6
Net Cash & Other(i)	4.7	0.0

REGION DIVERSIFICATION (%)(d)(h)	Fund	BBG Barclays Global Agg
United States	48.5	38.5
Latin America	18.9	1.1
Europe (excluding United Kingdom)	10.9	26.3
United Kingdom	6.4	5.5
Pacific (excluding Japan)	6.3	5.5
Africa	2.3	0.0	(j)
Canada	2.0	3.2
Japan	0.0	17.1
Middle East	0.0	0.6
Other	0.0	2.2

(a)

Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain total annual fund operating expenses at 0.45% through April 30, 2019. The term of the agreement renews annually thereafter unless terminated with 30 days’ written notice by either party prior to the end of the term.

(b)	SEC Yield is an annualization of the Fund’s net investment income for the trailing 30-day period. Dividends paid by the Fund may be higher or lower than implied by the SEC Yield.
(c)	Interest rate derivatives reduce total Fund duration by 2.3 years (i.e., total Fund duration is 5.9 years without derivatives).
(d)

The Fund may classify an issuer in a different category than the Bloomberg Barclays Global Aggregate Bond Index. The Fund generally classifies a corporate issuer based on the country of incorporation of the parent company, but may designate a different country in certain circumstances.

(e)	Non-USD Currency Exposure for the Fund reflects the value of the portfolio’s non-U.S. dollar denominated investments, as well as the impact of currency derivatives.
(f)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(g)

The credit quality distributions shown for the Fund and the Index are based on the middle of Moody’s, S&P, and Fitch ratings, which is the methodology used by Bloomberg in constructing its indices. If a security is rated by only two agencies, the lower of the two ratings is used. Please note the Fund applies the highest of Moody’s, S&P, and Fitch ratings to comply with the quality requirements stated in its prospectus. On that basis, the Fund held 8.3% in securities rated below investment grade. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

(h)	Region, sector, and quality weights exclude the effect of the Fund’s derivative contracts.
(i)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables.
(j)	Rounds to 0.0%.

PAGE 6 ▪ DODGE & COX GLOBAL BOND FUND

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2018

DEBT SECURITIES: 95.3%

		PAR VALUE	VALUE
GOVERNMENT: 18.7%
Argentina Government (Argentina) 4.50%, 6/21/19(h)	USD	950,000	$966,825
Colombia Government (Colombia) 7.75%, 4/14/21	COP	13,710,000,000	4,915,122
India Government (India) 8.24%, 2/15/27	INR	459,480,000	6,732,095
Indonesia Government (Indonesia) 8.25%, 5/15/36	IDR	68,000,000,000	4,685,973
Mexico Government (Mexico) 2.00%, 6/9/22(a)	MXN	42,451,731	1,998,284
5.75%, 3/5/26	MXN	247,700,000	11,136,507
Poland Government (Poland) 2.50%, 1/25/23	PLN	7,450,000	1,996,546
Turkey Government (Turkey) 10.50%, 8/11/27	TRY	5,785,000	931,876
U.S. Treasury Note/Bond (United States) 2.625%, 5/15/21	USD	725,000	724,972
2.75%, 4/30/23	USD	2,660,000	2,661,766

			36,749,966
GOVERNMENT-RELATED: 5.9%
Chicago Transit Authority RB (United States) 6.899%, 12/1/40	USD	775,000	1,008,445
Indonesia Government International (Indonesia) 3.75%, 6/14/28(c)	EUR	650,000	837,420
Peru Government International (Peru) 3.75%, 3/1/30	EUR	600,000	837,313
Petroleo Brasileiro SA (Brazil) 7.25%, 3/17/44	USD	1,000,000	925,000
Petroleos Mexicanos (Mexico) 4.75%, 2/26/29	EUR	900,000	1,051,445
6.75%, 9/21/47	USD	1,936,000	1,840,168
6.35%, 2/12/48(c)	USD	51,000	46,155
Province of Buenos Aires Argentina (Argentina) 5.375%, 1/20/23(c)	EUR	2,100,000	2,319,566
BADLARPP
+3.83%, 27.50%, 5/31/22	ARS	34,600,000	995,944
State of Illinois GO (United States) 5.877%, 3/1/19	USD	700,000	712,404
5.10%, 6/1/33	USD	1,000,000	946,360

			11,520,220
SECURITIZED: 24.1%
ASSET-BACKED: 6.6%
Auto Loan: 0.4%
Ford Credit Auto Owner Trust (United States)
Series 2017-C A3, 2.01%, 3/15/22	USD	345,000	340,139
Series 2015-REV1 A, 2.12%, 7/15/26(c)	USD	550,000	542,606

			882,745
Credit Card: 0.8%
American Express Master Trust (United States) Series 2017-3 A, 1.77%, 4/15/20	USD	1,240,000	1,215,734
Chase Issuance Trust (United States) Series 2016-A5 A5, 1.27%, 7/15/21	USD	280,000	275,949

			1,491,683
Other: 1.3%
Rio Oil Finance Trust (Brazil)
9.25%, 7/6/24(c)	USD	1,495,484	1,600,168
9.75%, 1/6/27(c)	USD	552,981	592,663
8.20%, 4/6/28(c)	USD	400,000	405,200

			2,598,031

		PAR VALUE	VALUE
Student Loan: 4.1%
Navient Student Loan Trust (United States) Series 2017-4A A3, 3.091%, 9/27/66(c)	USD	3,863,000	$3,945,225
Navient Student Loan Trust (Private Loans) (United States)
Series 2015-CA B, 3.25%, 5/15/40(c)	USD	1,350,000	1,350,548
Series 2017-A B, 3.91%, 12/16/58(c)	USD	1,050,000	1,015,387
SMB Private Education Loan Trust (Private Loans) (United States)
Series 2017-B A2A, 2.82%, 10/15/35(c)	USD	1,697,000	1,648,884

			7,960,044

			12,932,503
CMBS: 0.9%
Agency CMBS: 0.9%
Freddie Mac Military Housing Trust Multifamily (United States) 4.492%, 11/25/55(c)(f)	USD	1,647,772	1,805,301

MORTGAGE-RELATED: 16.6%
Federal Agency CMO & REMIC: 5.2%
Fannie Mae (United States) Trust 2004-W9 1A3, 6.05%, 2/25/44	USD	529,287	593,938
Freddie Mac (United States)
Series 4283 EW, 4.50%, 12/15/43(f)	USD	131,278	137,921
Series 4319 MA, 4.50%, 3/15/44(f)	USD	475,564	500,284
Ginnie Mae (United States)
Series 2010-169 JZ, 4.00%, 12/20/40	USD	677,876	683,769
USD LIBOR 1-Month +0.75%, 2.667%, 10/20/66	USD	2,178,126	2,205,636
USD LIBOR 12-Month +0.22%, 2.019%, 10/20/67	USD	672,344	675,525
+0.20%, 2.10%, 11/20/67	USD	2,848,923	2,860,181
+0.15%, 2.29%, 12/20/67	USD	1,453,317	1,456,437
+0.04%, 2.56%, 2/20/68	USD	1,119,660	1,117,024

			10,230,715
Federal Agency Mortgage Pass-Through: 11.4%
Fannie Mae, 15 Year (United States) 5.00%, 7/1/25	USD	18,054	18,746
Fannie Mae, 20 Year (United States) 4.00%, 11/1/30 - 9/1/35	USD	1,242,321	1,280,996
3.50%, 3/1/37	USD	1,963,466	1,985,347
Fannie Mae, 30 Year (United States) 4.50%, 4/1/39 - 4/1/46	USD	6,048,983	6,331,965
Fannie Mae, Hybrid ARM (United States)
USD LIBOR 12-Month
+1.58%, 2.923%, 8/1/44	USD	140,802	141,536
+1.58%, 2.757%, 9/1/44	USD	219,273	219,656
Freddie Mac, Hybrid ARM (United States)
USD LIBOR 12-Month +1.63%, 3.021%, 10/1/44	USD	279,126	280,812
+1.60%, 2.723%, 11/1/44	USD	738,216	738,560
+1.62%, 2.678%, 1/1/45	USD	762,119	761,538
+1.63%, 2.726%, 5/1/46	USD	1,206,021	1,203,362
Freddie Mac Gold, 30 Year (United States) 6.00%, 2/1/35	USD	71,035	77,649
4.50%, 8/1/44 - 8/1/47	USD	7,177,133	7,474,877
4.00%, 12/1/46	USD	1,761,638	1,802,410

			22,317,454

			32,548,169

			47,285,973

See accompanying Notes to Financial Statements	DODGE & COX GLOBAL BOND FUND ▪ PAGE 7

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2018

DEBT SECURITIES (continued)

		PAR VALUE	VALUE
CORPORATE: 46.6%
FINANCIALS: 12.5%
Bank of America Corp. (United States) 4.25%, 10/22/26	USD	1,425,000	$1,407,642
4.183%, 11/25/27	USD	1,075,000	1,046,537
Barclays PLC (United Kingdom) 4.836%, 5/9/28	USD	2,050,000	1,935,313
BNP Paribas SA (France) 4.375%, 9/28/25(c)	USD	2,400,000	2,341,636
Capital One Financial Corp. (United States) 3.75%, 4/24/24	USD	1,275,000	1,250,073
Chubb, Ltd. (Switzerland) 2.50%, 3/15/38	EUR	2,475,000	2,905,947
Citigroup, Inc. (United States
USD LIBOR 3-Month +6.37%, 8.72%, 10/30/40(b)	USD	1,850,000	2,005,400
HSBC Holdings PLC (United Kingdom) 6.50%, 9/15/37	USD	2,600,000	3,031,350
JPMorgan Chase & Co. (United States) 4.25%, 10/1/27	USD	2,050,000	2,034,235
Lloyds Banking Group PLC (United Kingdom) 4.50%, 11/4/24	USD	1,125,000	1,111,709
4.582%, 12/10/25	USD	1,775,000	1,739,419
Royal Bank of Scotland Group PLC (United Kingdom) 6.00%, 12/19/23	USD	1,750,000	1,835,747
Wells Fargo & Co. (United States) 4.30%, 7/22/27	USD	1,950,000	1,920,984

			24,565,992
INDUSTRIALS: 29.3%
AT&T, Inc. (United States)
4.75%, 5/15/46	USD	2,325,000	2,075,299
4.50%, 3/9/48	USD	2,250,000	1,931,256
Bayer AG (Germany) 3.75%, 7/1/74(b)(g)	EUR	1,700,000	2,075,331
Becton, Dickinson and Co. (United States) 2.894%, 6/6/22	USD	1,700,000	1,643,834
Cemex SAB de CV (Mexico) 7.75%, 4/16/26(c)	USD	3,125,000	3,385,625
Charter Communications, Inc. (United States)
7.30%, 7/1/38	USD	425,000	481,466
6.75%, 6/15/39	USD	1,300,000	1,385,086
6.484%, 10/23/45	USD	1,150,000	1,211,325
5.75%, 4/1/48	USD	975,000	943,235
Comcast Corp. (United States) 3.969%, 11/1/47	USD	550,000	484,062
Concho Resources, Inc. (United States)
4.875%, 10/1/47	USD	500,000	503,664
4.85%, 8/15/48	USD	250,000	253,174
Cox Enterprises, Inc. (United States) 4.80%, 2/1/35(c)	USD	350,000	322,113
8.375%, 3/1/39(c)	USD	1,125,000	1,486,938
CVS Health Corp. (United States) 3.70%, 3/9/23	USD	575,000	569,146
4.10%, 3/25/25	USD	175,000	174,041
4.30%, 3/25/28	USD	400,000	394,408
4.78%, 3/25/38	USD	425,000	420,095
Dell Technologies, Inc. (United States) 5.45%, 6/15/23(c)	USD	550,000	575,209
Ford Motor Credit Co. LLC(d) (United States) 5.875%, 8/2/21	USD	1,800,000	1,908,066

		PAR VALUE	VALUE
Grupo Televisa SAB (Mexico) 8.50%, 3/11/32	USD	1,264,000	$1,549,483
6.125%, 1/31/46	USD	475,000	490,113
HCA Holdings, Inc. (United States) 4.75%, 5/1/23	USD	2,500,000	2,493,750
Imperial Brands PLC (United Kingdom) 4.25%, 7/21/25(c)	USD	2,050,000	2,040,008
Kinder Morgan, Inc. (United States) 6.95%, 1/15/38	USD	3,550,000	4,043,679
LafargeHolcim, Ltd. (Switzerland)
7.125%, 7/15/36	USD	1,150,000	1,434,894
4.75%, 9/22/46(c)	USD	650,000	608,282
Macy’s, Inc. (United States) 6.70%, 9/15/28	USD	50,000	52,938
6.90%, 4/1/29	USD	75,000	80,516
6.70%, 7/15/34	USD	425,000	442,862
Millicom International Cellular SA (Luxembourg) 5.125%, 1/15/28(c)	USD	2,125,000	1,951,812
Molex Electronic Technologies LLC(d) (United States) 2.878%, 4/15/20(c)	USD	731,000	723,560
MTN Group, Ltd. (South Africa) 4.755%, 11/11/24(c)	USD	1,125,000	1,042,144
Naspers, Ltd. (South Africa) 5.50%, 7/21/25(c)	USD	1,875,000	1,928,438
4.85%, 7/6/27(c)	USD	1,550,000	1,517,112
RELX PLC (United Kingdom)
8.625%, 1/15/19	USD	58,000	59,724
3.125%, 10/15/22	USD	574,000	562,982
3.50%, 3/16/23	USD	325,000	321,456
Telecom Italia SPA (Italy)
7.175%, 6/18/19	USD	200,000	205,690
6.375%, 6/24/19	GBP	800,000	1,100,727
7.20%, 7/18/36	USD	1,000,000	1,035,900
7.721%, 6/4/38	USD	1,650,000	1,773,750
TransCanada Corp. (Canada)
5.625%, 5/20/75(b)(g)	USD	1,800,000	1,755,000
5.30%, 3/15/77(b)(g)	USD	2,275,000	2,151,047
Twenty-First Century Fox, Inc. (United States)
6.65%, 11/15/37	USD	1,100,000	1,364,561
6.15%, 2/15/41	USD	550,000	656,790
Ultrapar Participacoes SA (Brazil) 5.25%, 10/6/26(c)	USD	2,200,000	2,039,400
Verizon Communications, Inc. (United States) 5.012%, 4/15/49	USD	2,000,000	1,946,148

			57,596,139
UTILITIES: 4.8%
Dominion Energy, Inc. (United States) 5.75%, 10/1/54(b)(g)	USD	2,725,000	2,839,450
Enel SPA (Italy)
6.80%, 9/15/37(c)	USD	650,000	776,362
6.00%, 10/7/39(c)	USD	880,000	977,357
3.375%, 11/24/81(b)(g)	EUR	1,200,000	1,320,782
The Southern Co. (United States) 5.50%, 3/15/57(b)(g)	USD	3,300,000	3,398,138

			9,312,089

			91,474,220

TOTAL DEBT SECURITIES (Cost $192,506,419)			$187,030,379

PAGE 8 ▪ DODGE & COX GLOBAL BOND FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2018

SHORT-TERM INVESTMENTS: 3.1%

		PAR VALUE/ SHARES	VALUE
COMMERCIAL PAPER: 1.9%
Ford Motor Credit Co. LLC(d) (United States) 7/10/18(c)	USD	1,900,000	$1,898,884
AT&T, Inc. (United States) 7/23/18(c)	USD	1,900,000	1,896,958

			3,795,842

REPURCHASE AGREEMENT: 0.8%
Fixed Income Clearing Corporation(e) 1.20%, dated 6/29/18, due 7/2/18, maturity value $1,628,163	USD	1,628,000	1,628,000

MONEY MARKET FUND: 0.4%
State Street Institutional U.S. Government Money Market Fund	USD	782,367	782,367

TOTAL SHORT-TERM INVESTMENTS (Cost $6,206,209)			$6,206,209

TOTAL INVESTMENTS IN SECURITIES (Cost $198,712,628)		98.4%	$193,236,588
OTHER ASSETS LESS LIABILITIES		1.6%	3,060,604

NET ASSETS		100.0%	$196,297,192

(a)	Inflation-linked
(b)	Hybrid security
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by Dodge & Cox, investment manager, pursuant to procedures approved by the Fund’s Board of Trustees.

(d)	Subsidiary (see below)
(e)	Repurchase agreement is collateralized by U.S. Treasury Note 2.625%, 6/15/21. Total collateral value is $1,662,439.
(f)

Variable rate security: interest rate is determined by the interest rates of underlying pool of assets that collateralize the security. The interest rate of the security may change due to a change in the interest rates or the composition of underlying pool of assets. The interest rate shown is the rate as of period end.

(g)

Variable rate security: fixed-to-float security pays an initial fixed interest rate and will pay a floating interest rate established at a predetermined time in the future. The interest rate shown is the rate as of period end.

(h)	Dual currency bond. Issued in USD but pays in ARS at maturity.

Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries. In determining a parent company’s country designation, the Fund generally references the country of incorporation.

Debt securities with floating interest rates are linked to the referenced benchmark; the interest rate shown is the rate as of period end.

ARM: Adjustable Rate Mortgage

CMBS: Commercial Mortgage-Backed Security

CMO: Collateralized Mortgage Obligation

DUS: Delegated Underwriting and Servicing

GO: General Obligation

RB: Revenue Bond

REMIC: Real Estate Mortgage Investment Conduit

ARS:Argentine Peso

COP:Colombian Peso

EUR:Euro

GBP:British Pound

IDR:Indonesian Rupiah

INR:Indian Rupee

MXN:Mexican Peso

PLN:Polish Zloty

TRY: Turkish Lira

USD:United States Dollar

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation (Depreciation)
10 Year U.S. Treasury Note—Short Position	36	9/19/18	$(4,326,750)	$(30,690)
Euro-Bund Future—Short Position	36	9/6/18	(6,833,732)	(35,971)
Euro-Buxl Future—Short Position	9	9/6/18	(1,867,663)	(30,984)
Long-Term U.S. Treasury Bond—Short Position	85	9/19/18	(12,325,000)	(228,937)
Ultra Long-Term U.S. Treasury Bond—Short Position	29	9/19/18	(4,627,312)	(74,863)

				$(401,445)

CENTRALLY CLEARED INTEREST RATE SWAPS

Notional Amount	Expiration Date	Fixed Rate	Value	Upfront Payments (Receipts)	Unrealized Appreciation/ (Depreciation)
Pay Fixed (Semi-Annually) / Receive USD LIBOR 3-Month (Quarterly):
$5,910,000	9/19/28	2.500%	$247,039	$298,703	$(48,732)
1,540,000	9/19/48	2.500%	153,047	193,041	(39,349)

			$400,086	$491,744	$(88,081)

CURRENCY FORWARD CONTRACTS

		Contract Amount
Counterparty	Settle Date	Receive U.S. Dollar	Deliver Foreign Currency	Unrealized Appreciation (Depreciation)
Contracts to sell EUR:
Barclays	10/24/18	538,005	450,000	$7,915
Barclays	10/24/18	1,051,956	900,000	(8,224)
Barclays	10/24/18	1,026,775	875,000	(3,956)
Barclays	10/24/18	992,685	850,000	(8,596)
Barclays	1/9/19	1,303,867	1,100,000	(281)
Citibank	7/11/18	1,452,852	1,200,000	50,706
Citibank	7/11/18	347,503	275,000	26,178
Citibank	7/11/18	309,595	250,000	17,481
Citibank	8/15/18	2,896,532	2,325,000	172,867
Citibank	8/15/18	3,507,040	2,825,000	197,641
Citibank	10/24/18	383,048	325,000	205
Contracts to sell GBP:
Barclays	9/12/18	1,050,150	750,000	57,237
Citibank	10/24/18	140,642	100,000	7,993

Counterparty	Settle Date	Deliver U.S. Dollar	Receive Foreign Currency	Unrealized Appreciation (Depreciation)
Contracts to buy EUR:
Barclays	7/11/18	2,154,244	1,725,000	(138,658)

Unrealized gain on currency forward contracts				538,223
Unrealized loss on currency forward contracts				(159,715)

Net unrealized gain on currency forward contracts				$378,508

The listed counterparty may be the parent company or one of its subsidiaries.

See accompanying Notes to Financial Statements	DODGE & COX GLOBAL BOND FUND ▪ PAGE 9

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2018
ASSETS:
Investments in securities, at value (cost $198,712,628)	$193,236,588
Unrealized appreciation on currency forward contracts	538,223
Cash pledged as collateral for currency forward contracts	270,000
Cash denominated in foreign currency (cost $1,058,456)	1,058,540
Deposits with broker for futures contracts	480,034
Deposits with broker for swaps	298,172
Receivable for variation margin for swaps	6,767
Receivable for investments sold	3,288,724
Receivable for Fund shares sold	423,309
Dividends and interest receivable	2,244,888
Expense reimbursement receivable	105,145
Prepaid expenses and other assets	6,165

201,956,555

LIABILITIES:
Unrealized depreciation on currency forward contracts	159,715
Cash received as collateral for currency forward contracts	540,000
Payable for variation margin for futures contracts	31,025
Payable for investments purchased	4,651,423
Payable for Fund shares redeemed	52,780
Management fees payable	79,368
Accrued expenses	145,052

5,659,363

NET ASSETS	$196,297,192

NET ASSETS CONSIST OF:
Paid in capital	$196,806,599
Undistributed net investment income	3,193,016
Undistributed net realized gain	1,910,709
Net unrealized depreciation	(5,613,132)

$196,297,192

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	18,362,285
Net asset value per share	$10.69

STATEMENT OF OPERATIONS (unaudited)

Six Months Ended June 30, 2018
INVESTMENT INCOME:
Dividends	$60,295
Interest (net of foreign taxes of $27,831)	3,797,562

3,857,857

EXPENSES:
Management fees	453,625
Custody and fund accounting fees	16,931
Transfer agent fees	21,953
Professional services	127,833
Shareholder reports	9,913
Registration fees	67,604
Trustees’ fees	162,083
Miscellaneous	13,939

Total expenses	873,881

Expenses reimbursed by investment manager	(465,386)

Net expenses	408,495

NET INVESTMENT INCOME	3,449,362

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)
Investments in securities	1,531,914
Futures contracts	623,609
Swaps	491,339
Currency forward contracts	(444,805)
Foreign currency transactions	(6,129)
Net change in unrealized appreciation/depreciation
Investments in securities (net of decrease in deferred foreign capital gains tax of $1,333)	(9,475,454)
Futures contracts	(524,263)
Swaps	2,613
Currency forward contracts	452,167
Foreign currency translation	(24,116)

Net realized and unrealized loss	(7,373,125)

NET CHANGE IN NET ASSETS FROM OPERATIONS	$(3,923,763)

STATEMENT OF CHANGES IN NET ASSETS (unaudited)

	Six Months Ended June 30, 2018	Year Ended December 31, 2017
OPERATIONS:
Net investment income	$3,449,362	$4,556,109
Net realized gain (loss)	2,195,928	690,867
Net change in unrealized appreciation/depreciation	(9,569,053)	4,620,643

	(3,923,763)	9,867,619

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(3,391,849)
Net realized gain	(300,736)	(165,630)

Total distributions	(300,736)	(3,557,479)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	61,264,252	49,240,188
Reinvestment of distributions	293,844	3,475,556
Cost of shares redeemed	(17,365,206)	(12,459,063)

Net change from Fund share transactions	44,192,890	40,256,681

Total change in net assets	39,968,391	46,566,821

NET ASSETS:
Beginning of period	156,328,801	109,761,980

End of period (including undistributed net investment income of $3,193,016 and distributions in excess of net investment income of $(240,339), respectively)	$196,297,192	$156,328,801

SHARE INFORMATION:
Shares sold	5,623,993	4,519,727
Distributions reinvested	26,958	317,453
Shares redeemed	(1,605,425)	(1,146,936)

Net change in shares outstanding	4,045,526	3,690,244

PAGE 10 ▪ DODGE & COX GLOBAL BOND FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Global Bond Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund1 seeks a high rate of total return consistent with long-term preservation of capital. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.

Debt securities and derivatives traded over the counter are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Other financial instruments for which market quotes are readily available are valued at market value. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees.

[1]

The Fund’s predecessor, Dodge & Cox Global Bond Fund, L.L.C. (the “Private Fund”), was organized on August 31, 2012 and commenced operations on December 5, 2012 as a private investment fund that reorganized into, and had the same investment manager as, the Fund. The Fund commenced operations on May 1, 2014, upon the transfer of assets from the Private Fund. This transaction was accomplished through a transfer of Private Fund net assets valued at $10,725,688 in exchange for 1,000,000 shares of the Fund. Immediately after the transfer, the shares of the Fund were distributed to the sole owner of the Private Fund and the investment manager of the Fund, Dodge & Cox, which became the initial shareholder of the Fund.

The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, gain/loss on paydowns, and inflation adjustments to the principal amount of inflation-indexed securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, region, or country. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Dividend income is recorded on the ex-dividend date.

Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign receipts and are accrued at the time the associated interest income is recorded.

DODGE & COX GLOBAL BOND FUND ▪ PAGE 11

NOTES TO FINANCIAL STATEMENTS (unaudited)

Capital gains taxes are incurred upon disposition of certain foreign securities. Expected capital gains taxes on appreciated securities, if any, are accrued as unrealized losses and incurred capital gains taxes are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions.

Repurchase agreements Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Foreign currency translation The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.

Reported realized and unrealized gain (loss) on investments includes foreign currency gain (loss) related to investment transactions.

Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: holding/disposing of foreign currency, the difference between the trade and settlement dates on securities transactions, the difference between the accrual and payment dates on interest, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2018:

Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Debt Securities
Government	$—	$36,749,966
Government-Related	—	11,520,220
Securitized	—	47,285,973
Corporate	—	91,474,220
Short-term Investments
Commercial Paper	—	3,795,842
Repurchase Agreement	—	1,628,000
Money Market Fund	782,367	—

Total Securities	$782,367	$192,454,221

Other Investments
Futures Contracts
Depreciation	$(401,445)	$—
Swaps
Depreciation	—	(88,081)
Currency Forward Contracts
Appreciation	—	538,223
Depreciation	—	(159,715)

(a)

There were no transfers between Level 1 and Level 2 during the period. There were no Level 3 securities at June 30, 2018 and December 31, 2017, and there were no transfers to Level 3 during the period.

NOTE 3—DERIVATIVE INSTRUMENTS

The Fund entered into various currency or interest rate-related transactions involving derivative instruments, including currency forward contracts, futures contracts, and swaps, in connection with its investment strategy. The Fund may use derivatives to minimize the impact of losses to one or more of its investments (as a “hedging technique”) or to implement its investment strategy.

The Fund has entered into over-the-counter derivatives, such as currency forward contracts (each, an “OTC Derivative”). Each OTC Derivative is subject to a negotiated master agreement (based on a form published by the International Swaps and Derivatives Association (“ISDA”)) governing all OTC Derivatives between the Fund and the relevant dealer counterparty. The master agreements specify (i) events of default and other events permitting a party to terminate some or all of the OTC Derivatives thereunder and (ii) the process by which those OTC Derivatives will be valued for purposes of determining termination payments. If some or all of the OTC Derivatives under a master agreement are terminated because of an event of default or similar event, the values of all terminated OTC Derivatives must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not

PAGE 12 ▪ DODGE & COX GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into OTC Derivatives only with counterparties it believes to be of good credit quality, by exchanging collateral, and by monitoring the financial stability of those counterparties.

Futures contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of futures contracts. Futures contracts are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund has maintained short Treasury futures contracts and short Euro Bond futures contracts to assist with the management of the portfolio’s interest rate exposure. During the six months ended June 30, 2018, these futures contracts had total notional values ranging from 12% to 16% of net assets.

Interest rate swaps Interest rate swaps are agreements that obligate two parties to exchange a series of cash flows at specified payment dates calculated by reference to specified interest rates, such as an exchange of floating rate payments for fixed rate payments. Upon entering into a centrally cleared interest rate swap, the Fund is required to post an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of each interest rate swap. Changes in the market value of open interest rate swaps are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on interest rate swaps are recorded in the Statement of Operations, both upon the exchange of cash flows on each specified payment date and upon the closing or expiration of the swap. Cash deposited with the clearing broker as initial margin is recorded in the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Statement of Assets and Liabilities.

Investments in interest rate swaps may include certain risks including unfavorable changes in interest rates, or a default or failure by the clearing broker or clearinghouse.

The Fund has maintained interest rate swaps in connection with the management of the portfolio’s interest rate exposure. During the six months ended June 30, 2018, these interest rate swaps had U.S. dollar notional values ranging from 3% to 6% of net assets.

Currency forward contracts A currency forward contract represents an obligation to purchase or sell a specific foreign currency at a future date at a price set at the time of the contract. The values of currency forward contracts are adjusted daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. When a currency forward contract is closed, the Fund records a realized gain or loss in the Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

Losses from these transactions may arise from unfavorable changes in currency values or if a counterparty does not perform under a contract’s terms.

The Fund has maintained currency forward contracts to hedge direct and/or indirect foreign currency exposure to the British pound, euro, Thai bhat, and Japanese yen. During the six months ended June 30, 2018, these currency forward contracts had U.S. dollar total values ranging from 6% to 11% of net assets.

Additional derivative information For financial reporting purposes, the Fund does not offset OTC Derivative assets and liabilities that are subject to a master netting arrangement in the Statement of Assets and Liabilities. OTC Derivatives are presented in the Statement of Assets and Liabilities as unrealized appreciation/(depreciation) on currency forward contracts. Cash collateral pledged or received by the Fund for OTC Derivatives, if any, is reported gross in the Statement of Assets and Liabilities as cash pledged/(received) as collateral for currency forward contracts. Derivative information by counterparty is presented in the Portfolio of Investments.

The netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA master agreement. The following table presents the Fund’s net exposure for OTC Derivatives that are subject to enforceable master netting arrangements as of June 30, 2018. The net amount represents the receivable from (payable to) the counterparty in the event of a default.

Counterparty	Gross OTC Derivative Assets	Gross OTC Derivative Liabilities	Cash Collateral Pledged / (Received)(a)	Net Amount
Barclays	$65,152	$(159,715)	$94,563	$—
Citibank	473,071	—	(473,071)	—

Total	$538,223	$(159,715)	$(378,508)	$—

(a)

Cash collateral pledged/(received) in excess of OTC Derivative assets/liabilities, if any, is not presented. Total cash collateral pledged/(received) is presented in the Statement of Assets and Liabilities.

NOTE 4—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays a management fee monthly at an annual rate of 0.50% of the Fund’s

DODGE & COX GLOBAL BOND FUND ▪ PAGE 13

NOTES TO FINANCIAL STATEMENTS (unaudited)

average daily net assets to Dodge & Cox, investment manager of the Fund. Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses to average net assets (“net expense ratio”) at 0.45% through April 30, 2019. The term of the agreement is renewable annually thereafter unless terminated with 30 days’ written notice by either party prior to the end of the term.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Share ownership At June 30, 2018, Dodge & Cox owned 8% of the Fund’s outstanding shares.

NOTE 5—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), foreign currency realized gain (loss), straddles, and derivatives.

Distributions during the periods noted below were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
Ordinary income	$100,245		$3,557,479
	($0.006 per share	)	($0.268 per share	)
Long-term capital gain	$200,491		—
	($0.012 per share	)

The components of distributable earnings on a tax basis are reported as of the Fund’s most recent year end. At December 31, 2017, the tax basis components of distributable earnings were as follows:

Undistributed ordinary income	$258,485
Undistributed long-term capital gain	185,906

At June 30, 2018, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes was as follows:

Tax cost	$199,325,435

Unrealized appreciation	940,148
Unrealized depreciation	(6,651,846)

Net unrealized depreciation	(5,711,698)

Fund management has reviewed the tax positions for the open period (three years from filing the Fund’s federal and State tax returns) applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 6—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the six months ended June 30, 2018, the Fund’s commitment fee amounted to $558 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 7—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2018, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $69,298,203 and $18,939,241, respectively. For the six months ended June 30, 2018, purchases and sales of U.S. government securities aggregated $21,265,982 and $14,288,132, respectively.

NOTE 8—NEW ACCOUNTING GUIDANCE

In March 2017, the Financial Accounting Standards Board issued an update to amend the amortization period for certain purchased callable debt securities held at a premium. The amendments shorten the amortization period for premiums to the earliest call date, but do not require an accounting change for securities held at a discount. The amendments are effective for financial statements for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statements and disclosures.

NOTE 9—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2018, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 14 ▪ DODGE & COX GLOBAL BOND FUND

FINANCIAL HIGHLIGHTS (unaudited)

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30, 2018		Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Period from May 1, 2014 (commencement of Fund operations) to December 31, 2014
Net asset value, beginning of period	$10.92		$10.33	$9.67	$10.31	$10.73
Income from investment operations:
Net investment income	0.19		0.37	0.30	0.34	0.16
Net realized and unrealized gain (loss)	(0.40)		0.49	0.54	(0.98)	(0.44)

Total from investment operations	(0.21)		0.86	0.84	(0.64)	(0.28)

Distributions to shareholders from:
Net investment income	—		(0.26)	(0.18)	—	(0.14)
Net realized gain	(0.02)		(0.01)	—	—	—

Total distributions	(0.02)		(0.27)	(0.18)	—	(0.14)

Net asset value, end of period	$10.69		$10.92	$10.33	$9.67	$10.31

Total return	(1.95)%		8.31%	8.64%	(6.21)%	(2.59)%
Ratios/supplemental data:
Net assets, end of period (millions)	$196		$156	$110	$68	$65
Ratio of expenses to average net assets	0.45	%(a)	0.49%	0.60%	0.60%	0.60	%(a)
Ratio of expenses to average net assets, before reimbursement by investment manager	0.96	%(a)	1.06%	1.33%	1.41%	2.18	%(a)
Ratio of net investment income to average net assets	3.80	%(a)	3.51%	3.77%	3.39%	2.83	%(a)
Portfolio turnover rate	21%		46%	73%	55%	36%
(a)	Annualized

See accompanying Notes to Financial Statements

DODGE & COX GLOBAL BOND FUND ▪ PAGE 15

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 800-SEC-0330. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at www.dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

PAGE 16 ▪ DODGE & COX GLOBAL BOND FUND

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DODGE & COX GLOBAL BOND FUND ▪ PAGE 17

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PAGE 18 ▪ DODGE & COX GLOBAL BOND FUND

TRUSTEES AND EXECUTIVE OFFICERS

Charles F. Pohl, Chairman and Trustee

Chairman, Dodge & Cox

Dana M. Emery, President and Trustee

Chief Executive Officer and President, Dodge & Cox

Caroline M. Hoxby, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institution

Thomas A. Larsen, Independent Trustee

Former Senior Counsel, Arnold & Porter Kaye Scholer LLP

Ann Mather, Independent Trustee

Former Executive Vice President, Chief Financial Officer, and Company Secretary, Pixar Animation Studios

Robert B. Morris III, Independent Trustee

Former Partner and Managing director - Global Investment Research, Goldman Sachs; former Advisory Director, The Presidio Group

Gary Roughead, Independent Trustee

Robert and Marion Oster Distinguished Military Fellow, Hoover Institution; former U.S. Navy Chief of Naval Operations

Mark E. Smith, Independent Trustee

Former Executive Vice President and Managing Director-Fixed Income, Loomis Sayles & Company, L.P.

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; and former Under Secretary for International Affairs, United States Treasury

Diana S. Strandberg, Senior Vice President

Senior Vice President and Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President and Assistant Treasurer, Dodge & Cox

Katherine M. Primas, Chief Compliance Officer

Vice President and Chief Compliance Officer, Dodge & Cox

Roberta R.W. Kameda, Secretary

Vice President, General Counsel, and Secretary, Dodge & Cox

William W. Strickland, Vice President, Assistant Secretary, and Assistant Treasurer

Vice President and Chief Operating Officer, Dodge & Cox

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.

DODGE & COX GLOBAL BOND FUND ▪ PAGE 19

Global Bond Fund

dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o DST Asset Manager Solutions, Inc.

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2018, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

ITEM 2.	CODE OF ETHICS.

Not applicable for semi-annual report filings.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual report filings.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual report filings.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on that evaluation, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures were effective.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not applicable for semi-annual report filings.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99A)

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99B)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dodge & Cox Funds

By	/s/ Charles F. Pohl
Charles F. Pohl
Chairman - Principal Executive Officer

Date	August 22, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dodge & Cox Funds

By	/s/ Charles F. Pohl
Charles F. Pohl
Chairman - Principal Executive Officer

By	/s/ David H. Longhurst
David H. Longhurst
Treasurer - Principal Financial Officer

Date	August 22, 2018